united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/20

Item 1. Reports to Stockholders.

Class I and S Shares

ANNUAL REPORT
As Of AUGUST 31, 2020

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 52
Statements of Assets and Liabilities	Page 106
Statements of Operations	Page 111
Statements of Changes in Net Assets	Page 116
Notes to Financials	Page 124
Financial Highlights	Page 151
Report of Independent Registered Public Accounting Firm	Page 166
Supplemental Information	Page 169
Privacy Notice	Page 181

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Emile R. Molineaux	Chief Compliance Officer
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2020

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2019 through August 31, 2020.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

Monetary Policy: In its most recent FOMC statement, the Committee stated that it will “keep the target range for the federal funds rate at 0 to 1/4 percent and expects it will be appropriate to maintain this target range until labor market conditions have reached levels consistent with the Committee’s assessments of maximum employment and inflation has risen to 2 percent and is on track to moderately exceed 2 percent for some time.” The Fed is committed to increasing its holdings of “Treasury securities and agency mortgage-backed securities at least at the current pace to sustain smooth market functioning and help foster accommodative financial conditions, thereby supporting the flow of credit to households and businesses.” The Fed has rapidly increased most measures of the money supply and interest rates under Fed purview have declined to historically low levels on an absolute and relative basis. The Fed is signaling to banks that money is ready and available to loan at, or near, all-time lows; and, importantly, it is signaling that this will likely be the case for some time. Like the Fed, we have a wider range of information at our fingertips than ever before. To wit, the Fed recently stated that it will watch “readings on public health” as it builds its policy positions. We do not recall this type of sentiment in our many decades parsing Fed statements, and believe it is yet further signaling on the Fed’s part that their policy will be heavily context-dependent relative to the pandemic. In what seems to be complimentary fashion, the Fed has developed an increasingly complex money system with which to deliver accommodative policy, likely for some time to come.

Interest Rates: As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. Most of the interest rate yield curve has achieved near term lows and started to advance across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance; however, we do not expect that advance to find its upper range until the economy shows it is resolute.

We believe the interest rate environment has improved slightly for both stocks and bonds, though we see a positive case for short-term bonds and a negative case for longer-term bonds.

Equity Valuations: As of September 30, 2020, the S&P 500 index sits at 3,363. Our proprietary valuation work uses both fundamental and technical analysis and provides support for the S&P 500 at roughly 3,025 at the end of September. Uncertainty surrounding short-term earnings projections indicates to us that the market should remain in the fair value range. Inflation and interest rates can have a significant impact on total earnings. From 1960 to present, average CPI has declined by 35%, while the 1-year T-Bill average is down 40.5%. Over the same period, the PE’s average is up over 26%. The dramatic change in PE from 1960 to present suggests investors have rewarded businesses in this lower inflation and low interest rate environment.

Inflation: Inflation, as measured by the consumer price index (CPI), was up only 1.31% y-o-y in August 2020, while CPI Less Food & Energy (Core CPI) was up 1.73%. The Fed favors the Core

CPI over the headline CPI because it believes that food and energy are overly volatile parts of the CPI. Over the near-term, we believe inflation should remain muted, keeping it below the Fed’s target rate of 2%. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are negative enough to suggest muted CPI and a Fed with room to remain accommodative. Over various segments of the past year, much of the Producer Price complex has been posting negative y-o-y percent changes. The Final Demand for Finished Goods index was -0.17% y-o-y in August, though that is well off its April low of - 1.52%. Final Demand for Personal Consumption Less Foods & Energy was up 0.90% y-o-y and is trending with Core CPI. Most of the PPI spectrum is negative y-o-y and shows little pricing strength. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to keep its control group of interest rates bottomed-out, with the demand for goods and the cost of goods looking to be well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888- 672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities.

6210-NLD-11/05/20

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	6.01%
Ten Year:	9/1/10 — 8/31/20*	9.97%
Five Year:	9/1/15 — 8/31/20*	4.08%
One Year:	9/1/19 — 8/31/20	5.43%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.14%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The Federal Reserve’s favorable monetary policies, including its commitment to its 0-0.25% Fed Funds target, further helped equity valuations during the period and the economy continued to gradually recover from the early onset of the pandemic. However, volatility remains elevated and uncertainty still persists around the path of the virus. We continue to gradually deploy cash reserves in an attempt to capitalize on opportunities in what we believe are dislocated, undervalued shares of high quality companies with compelling long-term capital appreciation potential.

One of the portfolio’s top contributors during the period was Target (2.99%). The company benefited from the consumer shift to digital purchases and took market share from department stores and other brick-and-mortar retailers. The revenue beat was coupled with increased gross margins, leading to street estimates being revised up significantly. Charles River Laboratories (3.51%) was also a bright spot after the company showed improving margins and biotech spending continues to be robust. Other positive contributors to performance were Crown Holdings (5.12%), Facebook (3.82%), Formula One (4.33%) and Qorvo (3.48%). Main detractors from performance were W.R. Grace (3.82%), Perrigo (3.99%) and Bausch Health (3.78%). W.R. Grace gave back all of its 2Q returns, as the recovery in automotive miles driven stalled and investors are questioning the long-term demand outlook for transportation fuels and plastic end markets. Perrigo had a strong 2Q20, but the full-year outlook implied a weaker cadence through the rest of the year. Bausch Health gave strong 2H20 guidance and has already rallied off its lows.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/20. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Crown Holdings, Inc.	5.1%
LKQ Corp.	5.0%
Charles Schwab Corp.	4.6%
NRG Energy, Inc.	4.6%
Sony Corp.	4.6%
AmerisourceBergen Corp.	4.5%
Axalta Coating Systems Ltd.	4.4%
Liberty Media Corp.-Liberty Formula One	4.3%
Mohawk Industries, Inc.	4.3%
Alphabet, Inc.	4.1%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2020, consisted of 1,181 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	9.12%
Ten Year:	9/1/10 — 8/31/20*	18.00%
Five Year:	9/1/15 — 8/31/20*	16.83%
One Year:	9/1/19 — 8/31/20	35.93%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.06%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The past 12-months have provided dramatic shifts in both economic and market fundamentals. A year ago, the global economy was exiting a period of flat year-over-year earnings and markets were off to a good start. In January, COVID-19 did not feel like a real threat to the US economy as it was taking place on the other side of the world and only causing modest supply-chain disruptions. COVID-19 proved to be a threat to our collective health, economy and, by extension, our livelihood and assets. The recession that began in February likely ended rather quickly thanks to unprecedented fiscal and monetary efforts. The first half of 2020 saw the steepest global recession in recorded economic history, including the two World Wars and the Great Depression of the 1930s. The good news is that the third quarter looks positive. The point is not that the economy is great. There are still lots of things that can go wrong, but some segments are getting better, and that improvement tends to support stock prices.

Portfolio holdings in Information Technology were the best absolute performers for the period, while Consumer Staples holdings provided the best relative performance. Overweights to the economically sensitive Industrials and Financials sectors were a drag on performance. The largest individual stock headwind to performance was an underweight to Tesla (1.24%) due to our concerns over the company’s valuation. The top performing holdings were concentrated in the Information Technology sector. NVIDIA (2.56%), inventor of the graphics processing unit, returned 216% as the company is benefitting from gaming, work/learn from home, and Hyperscale demand trends. The largest overweight industry group over the past year was Pharmaceuticals, Biotechnology & Life Sciences while the largest underweight group was Food, Beverage & Tobacco.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/20. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	10.1%
Microsoft Corp.	7.8%
Amazon.Com, Inc.	6.4%
Facebook, Inc.	4.5%
PayPal Holdings, Inc.	3.5%
The Procter & Gamble Co.	2.8%
AbbVie, Inc.	2.7%
NVIDIA Corp.	2.6%
Cadence Design Systems, Inc.	2.3%
Charter Communications, Inc.	2.3%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2020, consisted of 1,323 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/7/03 – 8/31/20*	8.42%
Ten Year:	9/1/10 — 8/31/20*	9.86%
Five Year:	9/1/15 — 8/31/20*	2.43%
One Year:	9/1/19 — 8/31/20	-0.38%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus December 27, 2019 is 1.39%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy:

(i)       value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISER COMMENTARY

During the fourth quarter of 2019, equity markets continued to move higher driven by stabilizing economic data overseas and the rapid expansion of the Federal Reserve’s balance sheet to support interbank lending markets. During the first quarter of 2020, the CV-19 Pandemic accelerated the liquidity recession to its conclusion and added a global economic contraction that was comparable to the Great Depression. Despite fiscal and monetary policy commitments equal to 40% of GDP, equity markets experienced some of the largest quarterly declines on record. The slowdown materially spread causing a softening in employment activity and a reduction in inflationary pressures. In 2Q20, markets rallied back, consistent with the unprecedented monetary and fiscal policy support that went into the economy and with the bottoming of economic activity in late March to early April.

For the twelve-month period ending 8/31/20, the portfolio underperformed on a relative basis, as the Mid Cap sector’s performance was heavily driven by high P/E names we often seek to avoid. Stock selection within Information Technology and Consumer Discretionary detracted the most from relative performance. Also, the portfolio was underweight Healthcare, which performed well during the year, and overweight Financials, which underperformed. The portfolio’s material underweight to REITs and security selection in Energy provided positive attribution.

The recovery in financial markets continued in the third quarter. While markets continued to improve, the rate of the recovery in the economy has started to slow. With a delay in additional stimulus for households and the poor results of the Treasury’s Main Street Lending Program, the recovery in the services sector of the economy has started to moderate. Industrial recovery remains strong, boosted by rebuilding inventories and demand for housing leaving home supply at record low levels. Without additional shocks to the economy, we expect the inventory rebuilding process to last several months and hopefully jumpstart a broader self-reinforcing recovery.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Nexstar Media Group, Inc.	3.2%
Motorola Solutions, Inc.	3.0%
WillScot Mobile Mini Holdings Corp.	3.0%
The Timken Co.	2.5%
VISTRA Corp.	2.5%
Otis Worldwide Corp.	2.5%
nVent Electric PLC	2.4%
AMETEK, Inc.	2.3%
Raymond James Financial, Inc.	2.3%
IAA, Inc.	2.2%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2020, consisted of 395 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	8.05%
Ten Year:	9/1/10 — 8/31/20*	8.08%
Five Year:	9/1/15 — 8/31/20*	5.95%
One Year:	9/1/19 — 8/31/20	9.19%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.44%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to- cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom -up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISER COMMENTARY

Over the course of the 4th quarter of 2019, the Small Cap sector outperformed the Mid and Large Cap sectors. Investor expectations of easier monetary policy (for longer) and reduced trade headwinds led to pricing-in a potential economic acceleration, which favored many Small Caps. In the Small Cap space, Technology, Healthcare and Materials outperformed. Utilities and Financials underperformed. Our underweight to Healthcare and Materials hurt relative performance, but our overweight to Technology and our underweight to Financials helped relative performance.

Emergence of the COVID- 19 crisis during the first quarter of 2020, the lockdowns and economic disruptions that accompanied it, and the aggressive Fiscal and Monetary responses by the Congress and Federal reserve continued into the second quarter. Throughout the second quarter the markets seemingly gained confidence that the COVID crisis in its current form was not as dangerous as initially thought. Stimulus measures seemed to be proving effective in absorbing the economic shock and early steps in reopening the economy were effective in improving the unemployment situation. In this environment investors were willing to take on more risk, benefitting the Small Cap sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Five9, Inc.	2.9%
Livongo Health, Inc.	2.3%
PennyMac Financial Services, Inc.	2.2%
Acushnet Holdings Corp.	2.0%
SPS Commerce, Inc.	2.0%
Fate Therapeutics, Inc.	1.9%
Molina Healthcare, Inc.	1.9%
Installed Building Products, Inc.	1.9%
TopBuild Corp.	1.9%
Generac Holdings, Inc.	1.8%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2020, consisted of 648 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	0.76%
Ten Year:	9/1/10 — 8/31/20*	0.22%
Five Year:	9/1/15 — 8/31/20*	-0.70%
One Year:	9/1/19 — 8/31/20	1.80%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.61%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISER COMMENTARY

Region performance during the annual period within the International Equity space varied widely with Emerging Asia up double-digits and Emerging Americas down over 20%. Emerging Asia was the portfolio’s best absolute performer, thanks to large gains in India and China. Three of the top five individual performers in the portfolio hailed from this region. Emerging Americas had the worst showing on an absolute basis but the best on a relative basis. Developed Europe was the worst performing region on a relative basis. From a sector standpoint, Consumer Discretionary and Health Care were the top performing sectors while Communication Services and Information Technology were the largest detractors.

The portfolio’s largest overweight is to Financials while the largest underweight is to Industrials. Over the course of the period, the Fund weight to Emerging Asia increased the most and the weight to Developed Americas decreased the most.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Telefonaktiebolaget LM Ericsson	3.0%
Sony Corp.	3.0%
JD.com, Inc.	2.9%
Lenovo Group Ltd.	2.9%
Otsuka Corp.	2.9%
HUSQVARNA AB	2.8%
Carlsberg A/S	2.7%
Weichai Power Co Ltd.	2.7%
Macquarie Group Ltd.	2.6%
BHP Group Ltd.	2.6%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% for the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/28/03 — 8/31/20*	8.54%
Ten Year:	9/1/10 — 8/31/20*	11.97%
Five Year:	9/1/15 — 8/31/20*	4.48%
One Year:	9/1/19 — 8/31/20	13.22%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.82%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top -down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISER COMMENTARY

The Healthcare industry remains in the spotlight as COVID-19 cases have jumped recently with increased economic activity and students returning to schools and campuses. Within the sector, companies in the Tools & Services category have seen strength as testing labs re-open and doctors return to scheduling elective procedures that were cancelled at the outset of the pandemic. Traditional Pharmaceutical and Biotechnology companies have lagged after bouncing strongly off lows in April as they raced to find treatments and cures for Covid-19. Longer term, we expect increased capital spending will flow towards the Healthcare sector as we re-arm for the next crisis, potentially creating a strong backdrop for the industry looking out over the next three to five years. The effort to ‘flatten the curve’ and prevent the healthcare system from being over-run has been largely successful on the medical front, however, the adverse economic impact has been historic. That said, the economy is beginning to regain its footing as we are learning to better work, live and play with COVID-19 through a growth in knowledge as well as improved processes such as social distancing and cleaning protocols. Many uncertainties remain, though, from a permanent COVID-19 solution (vaccine or treatment protocol), to the pace of the economic recovery and of course the upcoming election. All of these and more have the potential to impact markets in the short run. More importantly for the long-term, the healing has begun, and we believe the stage is set favorably for equities on the back of low rates, no inflation and the likelihood of further stimulus.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	5.3%
Biogen, Inc.	5.2%
Charles River Laboratories International, Inc.	5.0%
McKesson Corp.	5.0%
GlaxoSmithKline PLC	4.6%
Cigna Corp.	4.6%
Gilead Sciences, Inc.	4.5%
Pfizer, Inc.	4.2%
Medtronic PLC	4.2%
Novartis AG	3.9%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/7/03 — 8/31/20*	14.06%
Ten Year:	9/1/10 — 8/31/20*	18.20%
Five Year:	9/1/15 — 8/31/20*	21.05%
One Year:	9/1/19 — 8/31/20	35.28%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.68%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISER COMMENTARY

Over the past several years, we have observed that Technology’s continued leadership has consolidated to the point where a few of the largest companies have been doing the heavy lifting of pulling markets higher. Today, the five largest companies (all Technology sector names) in the S&P 500 represent over 22% of the index. Extremes such as these can persist but tend not to go on indefinitely, as size ultimately becomes an impediment to growth. We believe attractive long-term growth characteristics will continue to draw investors to technology- oriented companies, but we are watching closely for a transition of leadership to relatively smaller players and other exciting areas such as Fintech (Financial Technology) as cashless transactions have benefitted handsomely in this environment.

Despite the turmoil of 2020, the current backdrop continues to be potentially supportive of equities overall. Rates are low, there is little inflation and large amounts of stimulus have been injected into the system. Further, the Fed has made clear their intention of keeping interest rates low, and we will likely see further fiscal stimulus before calendar year end. As a result, we expect those companies that have been winners to continue in that role for now, though we remain vigilant in watching for signs of a change in this leadership.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amazon.com, Inc.	9.8%
Apple, Inc.	8.7%
Alphabet, Inc. - Class C	7.3%
Facebook, Inc.	6.4%
Alphabet, Inc. - Class A	4.8%
Microsoft Corp.	4.3%
QUALCOMM, Inc.	4.1%
Xilinx, Inc.	3.6%
Oracle Corp.	3.4%
eBay, Inc.	3.4%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/7/03 — 8/31/20*	2.30%
Ten Year:	9/1/10 — 8/31/20*	-3.12%
Five Year:	9/1/15 — 8/31/20*	-7.02%
One Year:	9/1/19 — 8/31/20	-18.50%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 3.07%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

The past 12-months have provided dramatic shifts in both economic and market fundamentals. A year ago, the global economy was exiting a period of flat year-over-year earnings and markets were off to a good start. In January, COVID-19 did not feel like a real threat to the US economy as it was taking place on the other side of the world and only causing modest supply-chain disruptions. COVID-19 proved to be a threat to our collective health, economy and, by extension, our livelihood and assets. The recession that began in February likely ended rather quickly thanks to unprecedented fiscal and monetary efforts. The first half of 2020 saw the steepest global recession in recorded economic history, including the two World Wars and the Great Depression of the 1930s. The good news is that the third quarter looks positive. The point is not that the economy is great. There are still lots of things that can go wrong, but some segments are getting better, and that improvement tends to support stock prices.

For the period, the Energy sector was down double-digits, while the Materials sector was up double-digits. West Texas Intermediate Crude (“WTI”) experienced huge price swings and for the year fell 22% from $55 to $43. Energy prices are still fighting the demand shock from the global Coronavirus pandemic. The portfolio’s Energy holdings (58% of portfolio weight on average) fell 29.3% for the year. Oil and Gas Storage and Transportation holdings were the top performers, returning -7.7%. Integrated Oil and Gas is the largest overweight and the largest underweight is to Oil and Gas Storage and Transportation. The portfolio’s Basic Materials holdings (40% of portfolio weight on average) returned 5.3% for the year. Diversified Chemicals were the biggest relative return contributors while Gold stocks were the best absolute performers. The largest overweight is to Containers and Packaging while the largest underweight is to Metals and Mining.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
BHP Group Ltd.	5.2%
Exxon Mobil Corp.	4.7%
TOTAL SA - ADR	4.7%
Chevron Corp.	4.4%
Enbridge, Inc.	3.9%
CNOOC Ltd. - ADR	3.8%
Linde PLC	3.8%
LUKOIL PJSC	3.5%
LyondellBasell Industries NV	3.0%
BP PLC	2.9%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/7/03 — 8/31/20*	2.05%
Ten Year:	9/1/10 — 8/31/20*	5.60%
Five Year:	9/1/15 — 8/31/20*	2.32%
One Year:	9/1/19 — 8/31/20	-9.60%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 3.41%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISER COMMENTARY

The past 12-months have provided dramatic shifts in both economic and market fundamentals. A year ago, the global economy was exiting a period of flat year-over-year earnings and markets were off to a good start. In January, COVID-19 did not feel like a real threat to the US economy as it was taking place on the other side of the world and only causing modest supply-chain disruptions. COVID-19 proved to be a threat to our collective health, economy and, by extension, our livelihood and assets. The recession that began in February likely ended rather quickly thanks to unprecedented fiscal and monetary efforts. The first half of 2020 saw the steepest global recession in recorded economic history, including the two World Wars and the Great Depression of the 1930s. The good news is that the third quarter looks positive. The point is not that the economy is great. There are still lots of things that can go wrong, but some segments are getting better, and that improvement tends to support stock prices.

During the period, Financial Services companies significantly trailed the broad market averages as the sector fell while equities generally performed very well. The portfolio had favorable stock selection in capital markets companies but an underweight to insurance brokers, one of the top performing groups in the financial services sector, proved a significant drag on performance. Financial Exchanges and Data was the top performing group in the portfolio on a relative basis and absolute basis, returning 35.3%, as financial market trading activity expanded dramatically with the market sell-off that began in February 2020. Multi-line Insurance was the weakest performing group in the portfolio. The portfolio is positioned with an underweight to Diversified Banks (the largest banks) and an overweight to Asset Management and Custody Banks.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	11.8%
S&P Global, Inc.	5.5%
Bank of America Corp.	4.3%
JPMorgan Chase & Co.	4.2%
Intercontinental Exchange, Inc.	4.2%
BlackRock, Inc.	4.0%
Citigroup, Inc.	3.9%
Wells Fargo & Co.	3.5%
Ameriprise Financial, Inc.	3.3%
US Bancorp	3.3%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	3.63%
Ten Year:	9/1/10 — 8/31/20*	1.33%
Five Year:	9/1/15 — 8/31/20*	1.66%
One Year:	9/1/19 — 8/31/20	3.24%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.37%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange -traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISER COMMENTARY

As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. Most of the interest rate yield curve has achieved near term lows and started to advance across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance; however, we do not expect that advance to find its upper range until the economy shows it is resolute. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. During the second week of April the spread hit a cycle high of 1.95 and then settled in near 1. 00 during September. This is a more comforting level for the spread, but we need to see the trend decline further before we will believe it is signaling ‘all clear.’ We continue to watch this metric closely as we gauge potential uncertainty in corporate earnings, and the general economy.

We believe the interest rate environment has improved slightly for bonds, though we see a positive case for short-term bonds and a negative case for longer-term bonds.

The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the Portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term bond strategy with a lesser allocation to the intermediate-term bond strategy and no allocation to the long-term bond strategy. During the period, the portfolio removed its floating rate bond position.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund	78.5%
Vanguard Intermediate-Term Bond Index Fund	17.4%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	2.65%
Ten Year:	9/1/09 — 8/31/20*	0.41%
Five Year:	9/1/14 — 8/31/20*	0.14%
One Year:	9/1/18 — 8/31/20	0.77%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019, is 3.02%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have been increasing from their recent lows. Most of the interest rate yield curve has achieved near term lows and started to advance across the spectrum. As the economy regains its footing and inflation remains low, yield spreads should be able to advance; however, we do not expect that advance to find its upper range until the economy shows it is resolute.

We believe the Fed has started a wave of monetary inflation. While this inflationary pressure should not present a near-term danger, the Fed is in a potentially precarious position in the long-term, where they will need to deftly time monetary policy to avoid rapid consumer inflation. Inflation, as measured by the consumer price index (CPI), was up only 1.31% y-o-y in August 2020, while CPI Less Food & Energy (Core CPI) was up 1.73%. The Fed favors the Core CPI over the headline CPI because it believes that food and energy are overly volatile parts of the CPI. Over the near-term, we believe inflation should remain muted, keeping it below the Fed’s target rate of 2%. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are negative enough to suggest muted CPI and a Fed with room to remain accommodative.

We believe the interest rate environment has improved slightly for bonds, though we see a positive case for short-term bonds and a negative case for longer-term bonds.

The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the Portfolio’s underlying funds. Currently the Portfolio’s allocation is overweight the short-term municipal bond strategy with a lesser allocation to the intermediate-term municipal bond strategy and no allocation to the long-term bond strategy. During the period, the Portfolio removed its floating-rate bond position.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Short-Term Tax-Exempt Fund	71.7%
Vanguard Intermediate-Term Tax-Exempt Fund	21.2%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/20	0.01%

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	9/1/94 — 8/31/20*	1.77%
Ten Year:	9/1/10 — 8/31/20*	0.16%
Five Year:	9/1/15 — 8/31/20*	0.32%
One Year:	9/1/19 — 8/31/20	0.20%

[1]	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.24%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/4/18 — 8/31/20*+	3.87%
One Year:	9/1/19 — 8/31/20	8.76%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 3.65%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 44.25%-64.25% of the Portfolio’s assets to core equity investments; 8.75%-18.75% to sector equity investments; 2%-10% to fixed income investments; 5%-15% to money market investments and 11%-21% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2020, we believe monetary policy statistics are neutral for the stock and bond sectors, interest rates statistics are slightly positive for the stock sector and neutral for the bond sector, valuation statistics are slightly positive for the stock sector, and inflation statistics are slightly positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	25.8%
Vanguard Value Index Fund	19.2%
Saratoga Mid Capitalization Portfolio, Class I	8.1%
Vanguard Total Bond Market Index Fund	5.7%
Vanguard Small-Cap Index Fund	5.1%
James Alpha Macro Portfolio, Class I	5.0%
Vanguard Total International Stock Index Fund	4.4%
Saratoga Technology & Communications Portfolio, Class I	4.0%
Saratoga Health & Biotechnology Portfolio, Class I	3.3%
Vanguard Financials Index Fund	2.5%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70% -85% Equity Category seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/4/18 — 8/31/20*+	4.14%
One Year:	9/1/19 — 8/31/20	7.45%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 2.23%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 40%-60% of the Portfolio’s assets to core equity investments; 8.5%-18.5% to fixed income investments, 17.5%-32.5% to money market investments and 6.5%-16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2020, we believe monetary policy statistics are neutral for the stock and bond sectors, interest rates statistics are slightly positive for the stock sector and neutral for the bond sector, valuation statistics are slightly positive for the stock sector, and inflation statistics are slightly positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	25.2%
Vanguard Total Bond Market Index Fund	21.8%
Vanguard Value Index Fund	15.1%
Saratoga Mid Capitalization Portfolio, Class I	5.3%
James Alpha Macro Portfolio, Class I	3.0%
Vanguard Small-Cap Index Fund	0.8%
Vanguard Total International Stock Index Fund	0.7%
Eaton Vance Global Macro Absolute Return Fund	0.6%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% Equity Category invests in both stocks and bonds and maintains a relatively smaller position in stocks. The Funds typically have 30%-50% of assets in equities and 50%-70% of assets in fixed income and cash.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/4/18 — 8/31/20*+	4.81%
One Year:	9/1/19 — 8/31/20	8.93%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 2.73%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%-63% of the Portfolio’s assets to core equity investments; 3.75%-13.75% to sector equity investments; 4%-14% to fixed income investments; 10%-20% to money market investments and 9.25%-19.25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2020, we believe monetary policy statistics are neutral for the stock and bond sectors, interest rates statistics are slightly positive for the stock sector and neutral for the bond sector, valuation statistics are slightly positive for the stock sector, and inflation statistics are slightly positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	26.0%
Vanguard Total Bond Market Index Fund	14.0%
Vanguard Value Index Fund	13.8%
Saratoga Mid Capitalization Portfolio, Class I	10.6%
Vanguard Small-Cap Index Fund	2.6%
Saratoga Technology & Communications Portfolio, Class I	2.5%
James Alpha Macro Portfolio, Class I	2.3%
Saratoga Health & Biotechnology Portfolio, Class I	2.2%
Eaton Vance Global Macro Absolute Return Fund	2.0%
Vanguard Total International Stock Index Fund	1.8%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/4/18 — 8/31/20*+	3.75%
One Year:	9/1/19 — 8/31/20	8.14%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 3.25%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10%-20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2020, we believe monetary policy statistics are neutral for the stock and bond sectors, interest rates statistics are slightly positive for the stock sector and neutral for the bond sector, valuation statistics are slightly positive for the stock sector, and inflation statistics are slightly positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	24.3%
Vanguard Value Index Fund	14.0%
Saratoga Mid Capitalization Portfolio, Class I	11.1%
Vanguard Total Bond Market Index Fund	10.9%
Eaton Vance Global Macro Absolute Return Fund	5.9%
Vanguard Small-Cap Index Fund	3.8%
James Alpha Macro Portfolio, Class I	3.5%
Vanguard Total International Stock Index Fund	2.8%
Saratoga Technology & Communications Portfolio, Class I	2.8%
Saratoga Health & Biotechnology Portfolio, Class I	2.7%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The Funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended August 31, 2020
		Class I
Inception:	1/10/18 — 8/31/20*+	3.87%
One Year:	9/1/19 — 8/31/20	7.84%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 2.84%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 48%-68% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to fixed income investments, 11%-21% to money market investments and 10.5%-20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -31.4% during the second quarter of 2020. Most sectors of our economy were either shut down or working with a skeleton crew. As economies reopened in the third quarter, the bounce-back in many metrics was sharp, though there are signs the recovery is slowing. Personal Consumption Expenditures (PCE) 3-month annualized percent change has averaged more than 45% for the past 2 months. New Home Sales were up to an annualized cycle-high of over 1 million sales in August; Housing Permits and Housing Starts are also approaching cycle highs. The auto industry suffered a massive decline in production from November 2019 to April 2020, but has recovered each month since, with a respectable cycle high in July 2020. Retail Sales and Total Manufacturing New Orders of Durable Goods are up more than 25% from recent lows. Unemployment declined from 14.7% in April to 7.9% in September, and the number or people unemployed has dropped by over 45% from April. Unemployment claims is an important leading indicator in our work, specifically the 4-week sum of weekly Initial Claims data. That number has dropped to 3.4m from a pandemic peak of over 23 million claims. For perspective, the historic average from 1967 to present is about 1.4m. While we may be leveling off from an initially sharp, ‘V-shaped’ recovery, many important economic indicators continue to march back towards their pre-pandemic levels. The Federal Reserve Open Market Committee (the Committee) released the following statement, in part, at its September 16, 2020 meeting: “The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the longer run. With inflation running persistently below this longer-run goal, the Committee will aim to achieve inflation moderately above 2 percent for some time so that inflation averages 2 percent over time and longer-term inflation expectations remain well anchored at 2 percent.” The Fed’s language around inflation has meaningfully changed recently from symmetric targeting to an average targeting environment in which inflation above targets may be deemed acceptable for a period of time. A few days later, the Federal Reserve (Fed) released a subsequent statement: “The Federal Reserve is committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals… Overall financial conditions have improved in recent months, in part reflecting policy measures to support the economy and the flow of credit to U.S. households and businesses.” The Fed continues to sustain historic balance sheet levels.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the annual period ending August 31, 2020, we believe monetary policy statistics are neutral for the stock and bond sectors, interest rates statistics are slightly positive for the stock sector and neutral for the bond sector, valuation statistics are slightly positive for the stock sector, and inflation statistics are slightly positive for the stock sector and neutral for the bond sector.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio, Class I	27.1%
Vanguard Total Bond Market Index Fund	17.9%
Vanguard Value Index Fund	16.6%
Saratoga Mid Capitalization Portfolio, Class I	11.0%
Vanguard Small-Cap Index Fund	4.3%
James Alpha Macro Portfolio, Class I	3.8%
Vanguard Total International Stock Index Fund	2.2%
Eaton Vance Global Macro Absolute Return Fund	0.2%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity Category invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% of assets in equities and the remainder in fixed income and cash.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Year:	Inception:	Inception:
	9/1/19 – 8/31/20	9/1/15 – 8/31/20*	2/1/11 – 8/31/20*	8/17/17 – 8/31/20*
Class I	-4.58%	-1.06%	0.06%	NA
Class S	-4.15%	NA	NA	1.81%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019, is 2.88% for Class I, and stated in the prospectus dated December 27, 2019, is 2.83% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISOR COMMENTARY

The past year has been a historical rollercoaster for markets across the globe. By the end of 2019 and beginning of 2020 the US market had continued to set new record highs. The market topics were about US/China trade and “Brexit” discussions. By the end of 2019, the US 10-Year yield stabilized at 1.92%.

The first quarter of 2020 was an unprecedented period in US financial market history across numerous dimensions stemming from the coronavirus spread into a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy were reflected in our capital markets. There was almost no place for investors to hide, as nearly every asset class saw negative returns. Equity volatility spiked to levels not seen since 1987. Even fixed income did not provide investors much safety, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots were government bonds, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from1.92% to 0.67%.

Lead by the Federal Reserve’s actions, investment markets rebounded at the end of the annual period following the pandemic-driven sell-off, with US stocks posting strong results. All major asset classes logged positive returns in Q3, with the more cyclical asset classes leading the way. The US economy continued to reopen during Q3, triggering significant improvement in consumer sentiment; however, while the worst of the recession appears to have passed for the US and Europe, consumer activity levels remain far below normal. Industries such as travel, leisure, restaurants, and hotels (which account for roughly 20% of US jobs and economic output) have been the most significantly impacted by the virus shut down and may be the most difficult to fully reopen. Bonds posted modest gains, but US 10-year Treasury yields remained near record lows, moderated by weak economic activity, quantitative easing, and a global low-yield environment. We believe uncertainty and volatility are likely to remain high for the near term as the election and Covid-19 continue to cloud market views.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	33.1%
Vanguard Total International Bond ETF	5.9%
Core Alternative ETF	5.2%
AQR Managed Futures Strategy Fund, Class I	3.9%
iShares JP Morgan USD Emerging Markets Bond ETF	2.7%
iShares Morningstar Multi-Asset Income ETF	2.5%
SPDR Gold Shares	2.1%
iShares Barclays USD Asia High Yield Bond Index ETF	2.0%
SPDR Bloomberg Barclays Euro High Yield Bond UCITS E	1.9%
Invesco S&P 500 Equal Weight ETF	1.8%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Year:	Inception:	Inception:
	9/1/19 – 8/31/20	9/1/15 – 8/31/20*	8/1/11 – 8/31/20*	8/17/17 – 8/31/20*
Class I	-1.51%	7.10%	7.39%	NA
Class S	-1.32%	NA	NA	4.68%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 1.34% for Class I, and stated in the prospectus dated December 27, 2019 is 1.34% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISER COMMENTARY

The period from September 1, 2019 through August 31, 2020 was marked by volatility for capital markets, including global REITs, as the spread of coronavirus shocked economies around the world, resulting in a sharp drawdown in the first quarter of 2020 and a strong but choppy recovery in the ensuing months. Real estate fundamentals and earnings growth were strong at the close of 2019, with the stimulative effect of tax cuts and continued accommodative monetary policy by global central banks fueling investor expectations for stronger economic growth. As the coronavirus began to emerge outside of China in February, and pockets of infection began to appear in other parts of Asia, Europe, and eventually North America, countries were forced to adopt policy measures aimed at containment, at the cost of sharply reduced economic activity, creating a dramatic sell-off across asset classes in the first quarter.

Global REITs rebounded strongly in the second quarter as concerns over the pandemic’s impact on the global economy were eased by the combined effect of the coordinated global central bank monetary policy response along with massive government spending to provide a “cash bridge” to a recovery.

The recovery extended into the third quarter, with the global REIT market’s over -arching narrative best characterized as being an environment of “haves” and “have nots,” i.e., some property types are experiencing new and/or increased headwinds as a result of the pandemic, while others are experiencing tailwinds.

Property types that are disadvantaged by the impact of social distancing, including Lodging, Discretionary Retail, CBD Office and Senior Housing, continue to experience headwinds as a result of the pandemic. The property types that have been least affected by the virus—and in some cases have even experienced tailwinds—include Data Centers, Cell Towers, Industrial/Logistics, Life Science/Lab Space, Cold Storage Warehouses, Single-Family Rental Homes and Manufactured Home Communities. Given the size of the James Alpha Global Real Estate Investments Portfolio, our portfolio is not compelled to own large-cap REITs (many of which are in property types experiencing headwinds), while conversely, we can achieve significant exposure in the mostly mid-cap REITs that own the property types that are experiencing tailwinds, such as Data Centers, Cell Towers and Single-Family Rental Homes. As we look ahead, our base case is that the sharp contraction in economic activity observed during the first half of the year will be

INVESTMENT REVIEW

followed by a sustained recovery. While the shape of that recovery – whether it will be a “U”, “V”, or “W” – remains uncertain, all three letters do have one thing in common: the right-hand side is a line pointing up. That said, the path and timeline to the recovery will be predicated upon three primary factors: the re-opening/back to school surge in new cases is contained by a return to targeted social distancing; continued coordinated global central bank monetary policy to provide liquidity and stave off a disruption in the credit markets; and, fiscal policy measures to complete the “cash bridge” during the containment period (i.e., “band-aid” stimulus) followed by true stimulus (i.e., job-creating stimulus). The trajectory of global REIT prices in the coming months could reflect the market’s fixation on uncertainty and the tension between tailwinds and tail risks, a dynamic that is likely to result in elevated volatility that may create compelling buying and selling opportunities for actively-managed portfolios like our own.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Link REIT	6.6%
Cellnex Telecom SA	4.8%
CK Asset Holdings Ltd.	4.8%
Invitation Homes, Inc.	4.8%
Marriott International, Inc.	4.0%
Mitsubishi Estate Co. Ltd.	3.9%
Japan Hotel REIT Investment Corp.	3.9%
Infrastructure Wireless Italiane SpA	3.4%
Kennedy-Wilson Holdings, Inc.	3.1%
Hongkong Land Holdings Ltd.	3.0%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Year:	Inception:	Inception:
	9/1/19 – 8/31/20	9/1/15 – 8/31/20*	9/29/14 – 8/31/20*	8/17/17 – 8/31/20*
Class I	6.90%	3.40%	2.18%	NA
Class S	7.51%	N/A	NA	6.84%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019, is 4.68% for Class I, and stated in the prospectus dated December 27, 2019 is 4.60% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate -Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange -traded notes (ETNs) that track MLPs; and (v) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISOR COMMENTARY

The US economy continued to reopen during Q3, triggering significant improvement in consumer sentiment; however, while the worst of the recession appears to have passed for the US and Europe, consumer activity levels remain far below normal. Industries such as travel, leisure, restaurants, and hotels (which account for roughly 20% of US jobs and economic output) have been the most significantly impacted by the virus shut down and may be the most difficult to fully reopen. Bonds posted modest gains, but US 10-year Treasury yields remained near record lows, moderated by weak economic activity, quantitative easing, and a global low-yield environment. The Real Estate sector rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial sectors and that they will take longer to recover. The rebound in global equities continued, but we still believe that political and economic risks are not negligible. As such we continue to attempt to underweight higher beta portfolio positions in favor of low beta strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio, Class S	5.7%
Tiffany & Co.	2.3%
E*TRADE Financial Corp.	2.0%
Willis Towers Watson PLC	1.8%
iShares 0-5 Year High Yield Corporate Bond ETF	1.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, In	1.6%
United States Cellular Corp.	1.5%
Link REIT	1.2%
Nuveen Preferred & Income Term Fund	1.2%
BlackRock Credit Allocation Income Trust	1.1%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments and short-sales.

Portfolio Composition *

The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Years:	Inception:	Inception:
	9/1/19 – 8/31/20	9/1/15 – 8/31/20*	7/31/15 – 8/31/20*	8/17/17 – 8/31/20*
Class I	6.79%	5.93%	4.96%	NA
Class S	7.19%	N/A	NA	7.72%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 2.08% for Class I, and stated in the prospectus dated December 27, 2019 is 2.03% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

Much of the period has been marked by an equity rally that wiped out the entire selloff of 2020’s first quarter. Volatility continued to contract through the summer. Throughout July, equities saw attempts to rotate away from growth and towards cyclicals and value only to fail as the economic data has not quite supported the move. The equity markets have been driven by the top names in Tech and stay-at-home beneficiaries. We believe this exposes investors to the potential for greater than anticipated losses should any of several factors disappoint. The stickiness of volatility may be a sign that concerns remain elevated. With economic growth still uncertain, US-China trade rhetoric rising, and election risk significant, we believe volatility may remain elevated.

Little has gone according to plan in this COVID tainted year. August was confirmation of the old adage “don’t fight the FED.” A powerful risk-on environment dominated with hopes of a global synchronized recovery despite the lack of a new fiscal plan and flare ups of the virus in many spots across the country and the globe. The strength of equities helped drive the level of volatility down for the greater part of the month until the last few days. That upward equity trend and dropping volatility trend can present short term challenges to a managed risk strategy. The volatility spike we saw as the month ended provides insight into the growing investor concern around equity valuation and election risk. We continue to believe that the various factors entrenched in the election, hopes for a fiscal plan, COVID recovery, and geopolitical arena present significant risk. As always, we remain focused on balancing upwards equity performance with systematic downside protection. There will likely be fits and starts to the market’s recovery process. As always, we do not depend on market timing or all-clear signs from the markets, authorities, or economic indicators. We believe our managed risk approach is disciplined and well suited to these uncertainties and has the potential to provide significant value to investors as the full market cycle is realized. While the equity market’s decline in February 2020 did benefit the portfolio’s derivatives position, the hedge over the entire reporting represented a cost the portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	91.6%

*	Based on total net assets as of August 31, 2020.

**	Based on total investments as of August 31, 2020.

Excludes short-term investments and written options.

Portfolio Composition *

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Years:	Inception:	Inception:
	9/1/19 – 8/31/20	9/1/15 – 8/31/20*	7/31/15 – 8/31/20*	8/17/17 – 8/31/20*
Class I	0.00%	2.24%	0.99%	NA
Class S	0.35%	N/A	NA	1.07%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019 is 3.21% for Class I, and stated in the prospectus dated December 27, 2019 is 3.27% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISER COMMENTARY

Much of the period has been marked by an equity rally that wiped out the entire selloff of 2020’s first quarter. Volatility continued to contract through the summer. Throughout July, equities saw attempts to rotate away from growth and towards cyclicals and value only to fail as the economic data has not quite supported the move. The equity markets have been driven by the top names in Tech and stay-at-home beneficiaries. We believe this exposes investors to the potential for greater than anticipated losses should any of several factors disappoint. The stickiness of volatility may be a sign that concerns remain elevated. With economic growth still uncertain, US-China trade rhetoric rising, and election risk significant, we believe volatility may remain elevated.

Little has gone according to plan in this COVID tainted year. August was confirmation of the old adage “don’t fight the FED.” A powerful risk-on environment dominated with hopes of a global synchronized recovery despite the lack of a new fiscal plan and flare ups of the virus in many spots across the country and the globe. The strength of equities helped drive the level of volatility down for the greater part of the month until the last few days. That upward equity trend and dropping volatility trend can present short term challenges to a managed risk strategy. The volatility spike we saw as the month ended provides insight into the growing investor concern around equity valuation and election risk. We continue to believe that the various factors entrenched in the election, hopes for a fiscal plan, COVID recovery, and geopolitical arena present significant risk. As always, we remain focused on balancing upwards equity performance with systematic downside protection. There will likely be fits and starts to the market’s recovery process. As always, we do not depend on market timing or all-clear signs from the markets, authorities, or economic indicators. We believe our managed risk approach is disciplined and well suited to these uncertainties and has the potential to provide significant value to investors as the full market cycle is realized. While the equity market’s decline in February 2020 did benefit the portfolio’s derivatives position, the hedge over the entire reporting represented a cost the portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	47.3%

*	Based on total net assets as of August 31, 2020.

**	Based on total investments as of August 31, 2020.

Excludes short-term investments and written options.

Portfolio Composition *

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended August 31, 2020
	One Year:	Five Year:	Inception:	Inception:
	9/1/19 – 8/31/20*	9/1/15 – 8/31/20*	12/31/13 – 8/31/20*	8/17/17 – 8/31/20*
Class I	1.45%	3.56%	2.94%	NA
Class S	1.99%	NA	NA	2.43%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 27, 2019, is 3.04% for Class I and 3.02% for Class S.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub- advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior -secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis; and (iv) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

INVESTMENT REVIEW

PORTFOLIO ADVISER COMMENTARY

The past year has been a historical rollercoaster for markets across the globe. By the end of 2019 and beginning of 2020 the US market had continued to set new record highs. The market topics were about US/China trade and “Brexit” discussions. By the end of 2019, the US 10-Year yield stabilized at 1.92%.

The first quarter of 2020 was an unprecedented period in US financial market history across numerous dimensions stemming from the coronavirus spread into a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy were reflected in our capital markets. There was almost no place for investors to hide, as nearly every asset class saw negative returns. Equity volatility spiked to levels not seen since 1987. Even fixed income did not provide investors much safety, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots were government bonds, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from1.92% to 0.67%.

Lead by the Federal Reserve’s actions, investment markets rebounded at the end of the annual period following the pandemic-driven sell-off, with US stocks posting strong results. All major asset classes logged positive returns in Q3, with the more cyclical asset classes leading the way. The US economy continued to reopen during Q3, triggering significant improvement in consumer sentiment; however, while the worst of the recession appears to have passed for the US and Europe, consumer activity levels remain far below normal. Industries such as travel, leisure, restaurants, and hotels (which account for roughly 20% of US jobs and economic output) have been the most significantly impacted by the virus shut down and may be the most difficult to fully reopen. Bonds posted modest gains, but US 10-year Treasury yields remained near record lows, moderated by weak economic activity, quantitative easing, and a global low-yield environment. We believe uncertainty and volatility are likely to remain high for the near term as the election and Covid-19 continue to cloud market views.

US corporate speculative grade default rate is forecasted to remain below the long-term average, but we believe issuer selection will become more important due to elevated market volatility. We maintain our positions with short duration and hedging in place. The investment team utilizes various derivative instruments in an attempt to manage specific portfolio risk exposures. During the period, the derivative positions did not materially impact the portfolio’s performance.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit	9.8%
MagnaChip Demiconductor Corp., 6.625%, 7/15/21	2.1%
VanEck Vectors Emerging Markets High Yield Bond ETF	1.9%
United States Cellular Corp.	1.9%
iShares Preferred & Income Securities ETF	1.4%
iShares 0-5 Year High Yield Corporate Bond ETF	1.3%
HC2 Holdings, Inc. , 11.5%, 12/1/21	1.2%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.2%
Cooke Omega Investments, Inc.	1.1%
Alerian MLP ETF	1.0%

*	Based on total net assets as of August 31, 2020.

Excludes short-term investments.

Portfolio Composition *

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset -Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 82.8%
	ASSET MANAGEMENT - 4.6%
16,551	Charles Schwab Corp.	$588,057

	BANKING - 3.6%
1,808	SVB Financial Group*	461,727

	BIOTECH & PHARMA - 7.8%
28,958	Bausch Health Cos., Inc.*	481,282
9,698	Perrigo Co. PLC	507,205
		988,487
	CABLE & SATELLITE - 2.5%
7,123	Comcast Corp.	319,182

	CHEMICALS - 8.2%
23,242	Axalta Coating Systems Ltd.*	554,322
11,945	W R Grace & Co.	486,281
		1,040,603
	CONTAINERS & PACKAGING - 5.1%
8,476	Crown Holdings, Inc.*	651,381

	ELECTRIC UTILITIES - 4.6%
17,075	NRG Energy, Inc.	587,551

	HEALTH CARE FACILITIES & SERVICES - 8.0%
5,876	AmerisourceBergen Corp.	570,148
2,040	Charles River Laboratories International, Inc.*	446,658
		1,016,806
	HOME CONSTRUCTION - 4.3%
5,874	Mohawk Industries, Inc.*	542,346

	INSURANCE - 3.3%
5,074	Globe Life, Inc.	418,504

	INTERNET MEDIA & SERVICES - 7.9%
322	Alphabet, Inc. - Cl. A*	524,709
1,657	Facebook, Inc.*	485,832
		1,010,541
	LEISURE PRODUCTS - 4.1%
8,329	Brunswick Corp.	515,482

	PUBLISHING & BROADCASTING - 4.3%
14,143	Liberty Media Corp.-Liberty Formula One*	551,294

	RETAIL - CONSUMER STAPLES - 3.0%
2,512	Target Corp.	379,840

	SEMICONDUCTOR DEVICES - 6.5%
3,074	NXP Semiconductors NV	386,586
3,450	Qorvo, Inc.*	442,531
		829,117
	WHOLESALE - DISCRETIONARY - 5.0%
20,006	LKQ Corp.*	634,990

	TOTAL COMMON STOCK (Cost - $9,843,381)	10,535,908

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	DEPOSITARY RECEIPTS - 4.6%
	TECHNOLOGY HARDWARE - 4.6%
7,436	Sony Corp. (Cost - $443,865)	$584,767

	REIT - 3.4%
13,789	Equity Commonwealth (Cost - $427,372)	432,837

	SHORT-TERM INVESTMENTS - 9.3%
1,178,203	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	1,178,203
	(Cost - $1,178,203)

	TOTAL INVESTMENTS - 100.1% (Cost - $11,892,821)	$12,731,715

	LIABILITIES LESS OTHER ASSETS - (0.1)%	(12,062)

	NET ASSETS - 100.0%	$12,719,653

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

PLC - Public Liability Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 96.8%
	AEROSPACE & DEFENSE - 1.0%
840	Lockheed Martin Corp.	$327,818

	AUTOMOTIVE - 1.3%
800	Tesla, Inc.*	398,656

	BIOTECH & PHARMA - 8.0%
9,180	AbbVie, Inc.	879,169
730	Amgen, Inc.	184,924
4,860	Eli Lilly and Co.	721,175
6,140	Merck & Co., Inc.	523,558
950	Vertex Pharmaceuticals, Inc.*	265,164
		2,573,990
	CABLE & SATELLITE- 2.3%
1,210	Charter Communications, Inc.*+	744,888

	E-COMMERCE DISCRETIONARY - 8.3%
595	Amazon.Com, Inc.*	2,053,321
11,300	eBay, Inc.	619,014
		2,672,335
	ELECTRICAL EQUIPMENT - 4.4%
3,500	Generac Holdings, Inc.*	664,930
1,890	Rockwell Automation, Inc.	435,702
710	Roper Technologies, Inc.	303,305
		1,403,937
	HEALTH CARE FACILITIES & SERVICES - 5.3%
1,400	AmerisourceBergen Corp.	135,842
1,300	Cigna Corp.	230,581
3,570	Laboratory Corp. of America Holdings*	627,427
2,240	UnitedHealth Group, Inc.	700,112
		1,693,962
	HOUSEHOLD PRODUCTS- 2.8%
6,560	The Procter & Gamble Co.	907,445

	INTERNET MEDIA & SERVICES - 10.6%
440	Alphabet, Inc. - Cl. A*	716,993
430	Alphabet, Inc. - Cl. C*	702,697
4,883	Facebook, Inc.*	1,431,696
4,100	GoDaddy, Inc.*	343,088
400	Netflix, Inc.*	211,824
		3,406,298
	LEISURE FACILITIES & SERVICES - 1.1%
6,000	Yum China Holdings, Inc.	346,260

	MEDICAL EQUIPMENT & DEVICES - 1.0%
2,600	Hologic, Inc.*	155,272
400	Thermo Fisher Scientific, Inc.	171,592
		326,864
	RETAIL - CONSUMER STAPLES - 0.8%
750	CostCo Wholesale Corp.	260,745

	RETAIL - DISCRETIONARY- 6.4%
4,560	Best Buy Co., Inc.	505,750
3,000	Lowe’s Cos, Inc.	494,070
2,160	The Home Depot, Inc.	615,686
5,200	Williams-Sonoma, Inc.	456,352
		2,071,858

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 96.8% (Continued)
	SEMICONDUCTORS - 5.1%
970	BroadCom, Inc.	$336,735
1,540	NVIDIA Corp.	823,869
1,400	QUALComm, Inc.	166,740
2,200	Texas Instruments, Inc.	312,730
		1,640,074
	SOFTWARE - 19.6%
1,320	Adobe, Inc.*	677,675
6,720	Cadence Design Systems, Inc.*	745,315
6,300	Dropbox, Inc.*	133,371
4,520	Fortinet, Inc.*	596,663
11,153	Microsoft Corp.	2,515,336
24,800	NortonLifeLock, Inc.	583,296
2,700	Palo Alto Networks, Inc.*	695,007
700	ServiceNow, Inc.*	337,414
		6,284,077
	TECHNOLOGY HARDWARE - 10.1%
25,240	Apple, Inc.	3,256,970

	TECHNOLOGY SERVICES - 8.7%
3,100	Booz Allen Hamilton Holding Corp.	272,986
2,840	CDW Corp.	322,766
890	Jack Henry & Associates, Inc.	147,224
1,210	Mastercard, Inc.	433,410
5,550	PayPal Holdings, Inc.*	1,132,977
890	S&P Global, Inc.	326,114
750	Visa, Inc.	158,992
		2,794,469

	TOTAL COMMON STOCK (Cost - $21,731,374)	31,110,646

	REIT - 1.2%
1,120	American Tower Corp.	279,048
550	Public Storage	116,820
	TOTAL REIT (Cost - $255,915)	395,868

	SHORT-TERM INVESTMENTS - 2.0%
657,531	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	657,531
	(Cost - $657,531)

	TOTAL INVESTMENTS - 100.0% (Cost - $22,644,820)	$32,164,045

	LIABILITIES LESS OTHER ASSETS - (0.0)% **	(13,457)

	NET ASSETS - 100.0%	$32,150,588

*	Non-income producing securities.

**	Represents amount less than 0.05%

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 96.7%
	ASSET MANAGEMENT - 3.3%
2,275	Ares Management Corp.	$92,024
2,875	Raymond James Financial, Inc.	217,695
		309,719
	BANKING - 3.6%
3,250	PacWest BanCorp.	62,010
6,450	TCF Financial Corp.	173,376
4,375	The Bank of NT Butterfield & Son Ltd.	110,250
		345,636
	BEVERAGES - 2.1%
1,065	Constellation Brands, Inc.	196,471

	CHEMICALS - 5.1%
800	Avery Dennison Corp.	92,312
1,875	FMC Corp.	200,363
3,025	LyondellBasell Industries NV	198,077
		490,752
	COMMERCIAL SUPPORT SERVICES - 2.8%
3,400	Aramark	93,704
4,375	ServiceMaster Global Holdings, Inc.*	174,563
		268,267
	CONSUMER SERVICES - 2.7%
500	Bright Horizons Family Solutions, Inc.*	66,505
1,075	Grand Canyon Education, Inc.*	101,093
7,625	Laureate Education, Inc.*	95,465
		263,063
	CONTAINERS & PACKAGING - 2.1%
2,575	Crown Holdings, Inc.*	197,889

	ELECTRIC UTILITIES - 6.9%
2,300	Alliant Energy Corp.	124,545
1,425	Ameren Corp.	112,732
800	CMS Energy Corp.	48,392
2,525	Evergy, Inc.	134,381
12,400	VISTRA Corp.	238,452
		658,502
	ELECTRICAL EQUIPMENT - 11.5%
825	Allegion PLC	85,297
2,200	AMETEK, Inc.	221,540
1,400	Hubbell, Inc.	202,888
1,325	Keysight Technologies, Inc.*	130,539
11,925	nVent Electric PLC	228,006
3,750	Otis Worldwide Corp.	235,875
		1,104,145
	ENGINEERING & CONSTRUCTION - 3.0%
16,025	WillScot Mobile Mini Holdings Corp.*	286,848

	HEALTH CARE FACILITIES & SERVICES - 2.8%
1,350	Centene Corp.*	82,782
1,155	IQVIA Holdings, Inc.*	189,131
		271,913
	INDUSTRIAL INTERMEDIATE PRODUCTION - 2.5%
4,500	The Timken Co.	243,855

	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
875	Nasdaq, Inc.	117,618

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 96.7% (Continued)
	INSURANCE - 5.8%
1,550	Arthur J Gallagher & Co.	$163,215
5,300	Athene Holding Ltd.*	193,768
850	Reinsurance Group of America, Inc.	77,928
1,300	The Allstate Corp.	120,900
		555,811
	MACHINERY - 4.0%
3,350	Crane Co.	189,409
2,550	Oshkosh Corp.	196,376
		385,785
	MEDICAL EQUIPMENT & DEVICES - 3.0%
700	Agilent Technologies, Inc.	70,294
1,075	Hologic, Inc.*	64,199
480	The Cooper Cos, Inc.	150,902
		285,395
	METALS & MINING - 1.9%
22,525	Constellium SE*	180,425

	OIL & GAS PRODUCERS - 2.3%
1,325	Pioneer Natural Resources Co.	137,707
14,550	WPX Energy, Inc.*	80,898
		218,605
	OIL & GAS SERVICES & EQUIPMENT - 0.7%
4,375	Baker Hughes Co.	62,475

	PUBLISHING & BROADCASTING - 3.2%
3,200	Nexstar Media Group, Inc.	307,232

	RENEWABLE ENERGY - 0.7%
2,275	Atlantica Sustainable Infrastructure PLC	68,318

	RETAIL - CONSUMER STAPLES - 0.8%
350	Dollar General Corp.	70,658

	SEMICONDUCTORS - 3.5%
725	Analog Devices, Inc.	84,738
650	Cabot Microelectronics Corp.	98,989
2,225	Entegris, Inc.	148,830
		332,557
	SOFTWARE - 2.1%
375	Check Point Software Technologies Ltd.*	47,347
200	RingCentral, Inc.*+	58,154
4,600	SolarWinds Corp.*+	96,738
		202,239
	SPECIALTY FINANCE - 2.9%
1,175	Essent Group Ltd.	41,947
3,250	First American Financial Corp.	170,852
2,375	Synchrony Financial	58,924
		271,723
	TECHNOLOGY HARDWARE - 3.0%
1,875	Motorola Solutions, Inc.	290,156

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 96.7% (Continued)
	TECHNOLOGY SERVICES - 9.0%
550	Booz Allen Hamilton Holding Corp.	$48,433
665	CACI International, Inc.*	155,736
575	CDW Corp.	65,349
950	Fidelity National Information Services, Inc.	143,307
1,375	Fiserv, Inc.*	136,922
805	Global Payments, Inc.	142,179
2,175	MAXIMUS, Inc.	168,671
		860,597
	WHOLESALE - CONSUMER STAPLES - 2.0%
5,225	Performance Food Group Co.*	190,765

	WHOLESALE - DISCRETIONARY - 2.2%
4,025	IAA, Inc.*	210,588

	TOTAL COMMON STOCK (Cost - $7,786,801)	9,248,007

	REIT - 2.3%
1,900	CyrusOne, Inc.	158,707
8,225	New Residential Investment Corp.	63,661
	TOTAL REIT (Cost - $175,849)	222,368

	SHORT-TERM INVESTMENTS - 0.8%
80,900	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	80,900
	(Cost - $80,900)

	TOTAL INVESTMENTS - 99.8% (Cost - $8,043,550)	$9,551,275

	OTHER ASSETS LESS LIABILITIES - 0.2%	15,855

	NET ASSETS - 100.0%	$9,567,130

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 92.2%
	AEROSPACE & DEFENSE - 0.4%
294	Mercury Systems, Inc.*	$22,268

	ASSET MANAGEMENT - 2.0%
98	Hamilton Lane, Inc.	7,165
1,273	ODP Corp.	29,763
490	Virtus Investment Partners, Inc.	69,531
		106,459
	AUTOMOTIVE - 0.6%
4,147	American Axle & Manufacturing Holdings, Inc.*	32,264

	BANKING - 6.4%
1,045	1st Source Corp.	36,000
849	City Holding Co.	54,319
588	Community Bank System, Inc.	35,380
1,535	Hilltop Holdings, Inc.	31,621
1,306	Preferred Bank/Los Angeles CA	48,844
1,241	ServisFirst Bancshares, Inc.	45,483
2,384	The First of Long Island Corp.	36,630
3,233	United Community Banks, Inc.	58,582
		346,859
	BEVERAGES - 0.4%
653	MGP Ingredients, Inc.	23,214

	BIOTECH & PHARMA - 8.9%
6,531	Amneal Pharmaceuticals, Inc.*+	26,842
2,841	Fate Therapeutics, Inc.*	103,412
718	FibroGen, Inc.*+	32,188
327	Global Blood Therapeutics, Inc.*+	20,529
1,339	Halozyme Therapeutics, Inc.*	38,824
1,241	Immunomedics, Inc.*+	55,299
2,155	Innoviva, Inc.*	25,235
6,988	Jounce Therapeutics, Inc.*+	33,822
196	Ligand Pharmaceuticals, Inc.*+	19,992
914	Livongo Health, Inc.*+	125,492
		481,635
	COMMERCIAL SUPPORT SERVICES - 2.1%
424	FTI Consulting, Inc.*	48,658
327	UniFirst Corp.	62,987
		111,645
	CONSUMER SERVICES - 1.6%
1,176	Chegg, Inc.*	86,718

	E-COMMERCE DISCRETIONARY - 1.3%
4,539	RealReal, Inc.*+	72,896

	ELECTRICAL EQUIPMENT- 1.8%
522	Generac Holdings, Inc.*	99,170

	ENGINEERING & CONSTRUCTION - 6.8%
653	EMCOR Group, Inc.	48,982
1,176	Installed Building Products, Inc.*	102,100
1,110	MasTec, Inc.*+	51,293
653	TopBuild Corp.*	100,431
3,527	WillScot Mobile Mini Holdings Corp.*	63,133
		365,939
	FOOD - 1.9%
1,143	B&G Foods, Inc.+	35,593
2,057	Darling Ingredients, Inc.*	65,762
		101,355
	FORESTRY, PAPER & WOOD PRODUCTS - 2.4%
1,731	Boise Cascade Co.	79,280
882	UFP Industries, Inc.	52,347
		131,627

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 92.2% (Continued)
	GAS & WATER UTILITIES- 1.1%
784	ONE Gas, Inc.	$58,110

	HEALTH CARE FACILITIES & SERVICES - 7.4%
555	Addus HomeCare Corp.*	51,981
392	Amedisys, Inc.*	94,825
555	Molina Healthcare, Inc.*	102,658
2,024	Select Medical Holdings Corp.*	40,622
294	Teladoc Health, Inc.*+	63,413
849	The Ensign Group, Inc.	49,700
		403,199
	HOME CONSTRUCTION - 4.6%
1,241	Century Communities, Inc.*	44,279
2,155	Forestar Group, Inc.*	38,294
784	KB Home	28,036
1,241	MDC Holdings, Inc.	53,835
686	Patrick Industries, Inc.	38,560
2,057	Taylor Morrison Home Corp.*	48,401
		251,405
	INDUSTRIAL INTERMEDIATE PRODUCTION - 0.8%
1,535	Mueller Industries, Inc.	45,590

	INDUSTRIAL SUPPORT SERVICES - 1.1%
1,404	Herc Holdings, Inc.*	57,494

	INSURANCE - 1.8%
2,808	American Equity Investment Life Holding Co.	67,139
1,829	Radian Group, Inc.	28,240
		95,379
	INTERNET MEDIA & SERVICES - 1.5%
131	Stamps.Com, Inc.*	32,664
7,282	The Meet Group, Inc.*	45,877
		78,541
	LEISURE PRODUCTS - 5.6%
3,037	Acushnet Holdings Corp.	107,176
784	Fox Factory Holding Corp.*+	79,035
751	Winnebago Industries, Inc.	40,539
1,469	YETI Holdings, Inc.*	75,477
		302,227
	MACHINERY - 0.8%
424	Curtiss-Wright Corp.	43,384

	MEDICAL EQUIPMENT & DEVICES - 5.5%
1,992	CareDx, Inc.*	68,027
359	Haemonetics Corp.*	32,188
327	Masimo Corp.*	73,248
392	Novocure Ltd.*	32,438
359	Quidel Corp.*	63,170
196	Repligen Corp.*	30,362
		299,433
	METALS & MINING - 0.4%
2,286	Novagold Resources, Inc.*	24,209

	OIL & GAS PRODUCERS - 1.5%
9,829	Berry Corp.	38,726
327	Murphy USA, Inc.*	44,099
		82,825
	PUBLISHING & BROADCASTING - 0.9%
3,755	TEGNA, Inc.	47,013

	RENEWABLE ENERGY - 0.9%
620	Enphase Energy, Inc.*	47,883

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 92.2% (Continued)
	RETAIL - DISCRETIONARY - 1.5%
947	Sonic Automotive, Inc.	$40,020
2,547	Sportsman’s Warehouse Holdings, Inc.*	39,975
		79,995
	SEMICONDUCTORS - 1.2%
686	II-VI, Inc.*+	30,527
4,767	NeoPhotonics Corp.*	31,748
		62,275
	SOFTWARE - 8.4%
588	Alteryx, Inc.*+	71,048
1,241	Five9, Inc.*	158,153
522	Qualys, Inc.*	55,405
1,665	Sailpoint Technologies Holdings, Inc.*+	65,318
1,339	SPS Commerce, Inc.*	106,959
		456,883
	SPECIALTY FINANCE - 5.4%
1,045	GATX Corp.	69,890
3,396	MGIC Investment Corp.	31,141
4,147	Mr Cooper Group, Inc.*	75,994
2,220	PennyMac Financial Services, Inc.	117,038
		294,063
	STEEL - 0.6%
1,600	Commercial Metals Co.	33,392

	TECHNOLOGY HARDWARE - 1.8%
2,188	ADTRAN, Inc.	24,265
980	Cubic Corp.	46,138
1,110	NetScout Systems, Inc.*	25,685
		96,088
	TECHNOLOGY SERVICES - 1.8%
196	CACI International, Inc.*	45,901
620	Science Applications International Corp.	51,745
		97,646
	TRANSPORTATION & LOGISTICS - 0.2%
65	Allegiant Travel Co.	8,359

	TRANSPORTATION EQUIPMENT - 0.3%
914	Workhorse Group, Inc.*+	16,553

	WHOLESALE - CONSUMER STAPLES - 0.5%
1,633	United Natural Foods, Inc.*	29,476

	TOTAL COMMON STOCK (Cost - $3,839,088)	4,993,471

	REIT - 4.3%
3,102	Alexander & Baldwin, Inc.	37,565
424	Innovative Industrial Properties, Inc.	52,190
588	NexPoint Residential Trust, Inc.	24,343
1,535	Office Properties Income Trust	36,595
1,437	Safehold, Inc.+	79,710
	TOTAL REIT (Cost - $179,765)	230,403

	SHORT-TERM INVESTMENTS - 3.6%
196,956	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	196,956
	(Cost - $196,956)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2020

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.5%
	REPURCHASE AGREEMENTS - 2.5%
$137,876	BNP Paribas, dated 08/31/20, due 09/01/20, 0.07%, total to be received $137,876	$137,876
	(Collateralized by various US Government agency obligations, due 10/31/2021-05/15/44, 0.000%- 7.625% totaling $140,085)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $137,876)

	TOTAL INVESTMENTS - 102.6% (Cost - $4,353,685)	$5,558,706

	LIABILITIES LESS OTHER ASSETS - (2.6)%	(143,059)

	NET ASSETS - 100.0%	$5,415,647

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 99.4%
	ASSET MANAGEMENT -2.5%
13,170	UBS Group AG	$160,841

	AUTOMOBILES - 2.3%
4,200	Kia Motors Corp.	149,378

	BANKING - 11.7%
90,650	Barclays PLC *	132,942
32,400	Chiba Bank Ltd.	167,612
28,000	China Merchants Bank Co. Ltd.	133,588
1,810	Macquarie Group Ltd.	170,627
12,920	Sberbank of Russia PJSC - ADR *	156,009
		760,778
	BEVERAGES - 2.7%
1,250	Carlsberg A/S	176,081

	BIOTECHNOLOGY & PHARMACEUTICALS - 9.4%
2,640	Dr Reddy’s Laboratories Ltd .- ADR +	153,569
1,130	Merck KGaA	153,918
390	Roche Holding AG	136,960
1,640	Sanofi	166,476
		610,923
	COMMERCIAL SUPPORT SERVICES - 2.4%
190	Eurofins Scientific SE	153,221

	CONSTRUCTION MATERIALS - 2.1%
19,000	Anhui Conch Cement Co. Ltd.	137,550

	E-COMMERCE DISCRETIONARY - 2.9%
2,410	JD.Com, Inc. - ADR *	189,522

	ELECTRIC UTILITIES - 2.6%
18,320	Enel SpA *	166,253

	ENGINEERING & CONSTRUCTION - 1.8%
7,590	CIMIC Group Ltd.	118,502

	ENTERTAINMENT CONTENT - 4.4%
230	NCSoft Corp.	159,567
5,600	Nexon Co. Ltd.	130,876
		290,443
	HOUSEHOLD PRODUCTS - 2.0%
6,200	Lion Corp.	131,352

	INSURANCE - 8.6%
3,290	Ageas	137,396
763	Allianz SE - ADR	165,923
9,430	Manulife Financial Corp.	139,093
159,000	PICC Property & Casualty Co. Ltd.	122,614
		565,026
	LESIURE FACILITIES AND SERVICES - 2.4%
7,480	Aristocrat Leisure Ltd.	156,247

	MACHINERY - 2.8%
16,950	HUSQVARNA AB	185,090

	MEDICAL EQUIPMENT & DEVICES - 2.6%
8,500	Olympus Corp.	168,047

	METALS & MINING - 5.1%
6,800	Anglo American PLC	167,383
6,110	BHP Billiton Ltd.	169,166
		336,549

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 99.4% (Continued)
	OIL & GAS PRODUCERS - 3.0%
4,370	BP PLC - ADR	$91,464
13,000	Respol SA	102,913
		194,377
	RETAIL CONSUMER STAPLES - 2.3%
62,900	Wal-Mart de Mexico SAB de CV	150,597

	RETAIL DISCRETIONARY - 2.4%
9,880	HomeBanc Corp.	158,602

	SEMICONDUCTORS - 2.4%
3,590	Dialog Semiconductor PLC *	156,300

	TECHNOLOGY HARDWARE - 8.9%
283,000	Lenovo Group Ltd.	188,682
2,500	Sony Corp.	195,521
16,890	Telefonaktiebolaget LM Ericsson *	197,503
		581,706
	TECHNOLOGY SERVICES - 2.8%
3,800	Otsuka Corp.	186,261

	TELECOMMUNICATIONS - 4.6%
25,300	Advanced Info Service PCL	148,605
30,980	Turkcell Iletism Hizmetleri AS - ADR	151,182
		299,787
	TRANSPORTATION & LOGISTICS - 2.0%
3,620	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	131,985

	TRANSPORTATION EQUIPMENT - 2.7%
87,000	Weichai Power Co. Ltd.	174,636

	TOTAL COMMON STOCK (Cost - $6,406,373)	6,490,054

	SHORT-TERM INVESTMENTS - 0.5%
30,217	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	30,217
	(Cost - $30,217)

	TOTAL INVESTMENTS - 99.9% (Cost - $6,436,590)	$6,520,271

	OTHER ASSETS AND LIABILITIES - 0.1%	9,941

	NET ASSETS - 100.0%	$6,530,212

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	All or a portion of the security is on loan.

ADR - American Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2020

Country	Percent of Net Assets
Japan	15.0%
Australia	9.4%
China	8.7%
Great Britain	8.4%
Sweden	8.3%
Germany	4.9%
South Korea	4.7%
Switzerland	4.6%
Mexico	4.3%
Cayman Islands	2.9%
Hong Kong	2.9%
Denmark	2.7%
France	2.5%
Italy	2.5%
Russia	2.4%
India	2.4%
Luxembourg	2.4%
Turkey	2.3%
Thailand	2.3%
Canada	2.1%
Belgium	2.1%
Spain	1.6%
United States	0.6%
Net Assets	100.0%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 98.9%
	BIOTECHNOLOGY & PHARMACEUTICALS- 50.7%
3,900	AbbVie, Inc.	$373,503
2,780	Alexion Pharmaceuticals, Inc. *	317,532
2,685	Amgen, Inc.	680,164
2,300	Biogen, Inc. *	661,572
5,387	Bristol-Meyers Squibb Company - CVR *	14,437
8,670	Gilead Sciences, Inc.	578,722
15,050	GlaxoSmithKline PLC - ADR	595,980
1,455	Johnson & Johnson	223,211
4,940	Merck & Co., Inc.	421,234
5,795	Novartis AG - ADR	498,718
7,130	Novo Nordisk A/S - ADR	470,865
14,405	Pfizer, Inc.	544,365
205	Regeneron Pharmaceuticals, Inc. *	127,086
9,093	Sanofi - ADR	459,924
2,030	United Therapeutics Corp. *	217,129
1,070	Vertex Pharmaceuticals, Inc. *	298,658
		6,483,100
	HEALTHCARE FACILITIES & SERVICES - 30.0%
1,740	Anthem, Inc.	489,845
8,300	Cardinal Health, Inc.	421,308
2,950	Charles River Laboratories International, Inc. *	645,903
3,314	Cigna Corp.	587,804
4,346	CVS Health Corp.	269,974
4,171	McKesson Corp.	639,998
2,910	Quest Diagnostics, Inc.	323,708
1,450	UnitedHealth Group, Inc.	453,198
		3,831,738
	MEDICAL EQUIPMENT & DEVICES - 18.2%
7,089	Alcon, Inc. *	406,483
1,122	Illumina, Inc. *	400,801
225	Intuitive Surgical, Inc. *	164,439
5,020	Medtronic PLC	539,499
2,150	Stryker Crop.	426,044
2,740	Zimmer Biomet Holdings, Inc.	386,011
		2,323,277

	TOTAL COMMON STOCK (Cost - $10,432,277)	12,638,115

	SHORT-TERM INVESTMENTS - 1.1%
143,116	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	143,116
	(Cost - $143,116)

	TOTAL INVESTMENTS - 100.0% (Cost - $10,575,393)	$12,781,231

	OTHER ASSETS AND LIABILITIES - 0.0%	(3,435)

	NET ASSETS - 100.0%	$12,777,796

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

ADR - American Depository Receipt.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 98.1%
	E-COMMERCE DISCRETIONARY - 13.2%
1,763	Amazon.com, Inc. *	$6,084,042
38,100	eBay, Inc.	2,087,118
		8,171,160
	INTERNET MEDIA & SERVICES - 18.5%
1,839	Alphabet, Inc. - Cl. A *	2,996,706
2,761	Alphabet, Inc. - Cl. C *	4,511,971
13,404	Facebook, Inc. *	3,930,053
		11,438,730
	REAL ESTATE INVESTMENT TRUST - 1.7%
6,915	Digital Reality Trust, Inc.	1,076,320

	SEMICONDUCTORS - 16.5%
39,600	Intel Corp.	2,017,620
9,895	KLA-Tencor Corp.	2,029,860
21,220	QUALCOMM, Inc.	2,527,302
9,300	Skyworks Solutions, Inc.	1,347,105
21,635	Xilinx, Inc.	2,253,502
		10,175,389
	SOFTWARE - 17.5%
6,000	Citrix Systems, Inc.	871,200
11,880	Microsoft Corp.	2,679,296
36,849	Oracle Corp.	2,108,500
7,120	salesforce.com, Inc. *	1,941,268
8,285	Synopsys, Inc. *	1,833,471
9,700	VMware, Inc. * +	1,401,068
		10,834,803
	TECHNOLOGY HARDWARE - 13.5%
41,684	Apple, Inc.	5,378,903
49,210	Cisco Systems, Inc.	2,077,646
18,600	NetApp, Inc.	881,454
		8,338,003
	TECHNOLOGY SERVICES - 17.2%
27,620	Amdocs Ltd.	1,691,173
8,412	Global Payments, Inc.	1,485,727
8,535	International Business Machines Corp.	1,052,451
7,795	Jack Henry & Associates, Inc.	1,289,450
4,139	MasterCard, Inc.	1,482,548
8,010	PayPal Holdings, Inc. *	1,635,161
9,502	Visa, Inc.	2,014,329
		10,650,839

	TOTAL COMMON STOCK (Cost - $19,802,206)	60,685,244

	SHORT-TERM INVESTMENTS - 1.9%
1,165,999	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	$1,165,999
	(Cost - $1,165,999)

	TOTAL INVESTMENTS - 100.0% (Cost - $20,968,205)	$61,851,243

	OTHER ASSETS AND LIABILITIES - (0.0)%	(25,830)

	NET ASSETS - 100.0%	$61,825,413

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

PLC - Public Limited Company

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 98.2%
	CHEMICALS - 19.0%
1,427	BASF SE - ADR	$21,760
50	Celanese Corp.	5,057
411	Dupont De Nemours, Inc.	22,917
378	Eastman Chemical Co.	27,636
721	Huntsman Corp.	15,588
159	Linde PLC	39,709
477	LyondellBasell Industries NV	31,234
1,533	Mosaic Co.	27,947
120	Westlake Chemical Corp.	7,118
		198,966
	CONTAINERS & PACKAGING - 8.8%
2,060	Amcor PLC	22,784
390	Berry Global Group, Inc. *	20,101
804	International Paper Co.	29,161
674	WestRock Co.	20,442
		92,488
	METALS & MINING - 15.1%
1,650	B2Gold Corp.	11,121
880	Barrick Gold Corp.	26,092
990	BHP Group Ltd. - ADR	54,509
2,824	Kinross Gold Corp. *	25,077
360	Rio Tinto PLC - ADR	22,043
1,737	Teck Resources Ltd.	20,010
		158,852
	OIL & GAS PRODUCERS - 46.7%
1,440	BP PLC - ADR	30,139
549	Chevron Corp.	46,078
521	China Petroleum & Chemical Corp. - ADR	23,903
357	CNOOC Ltd. - ADR	40,398
587	Diamondback Energy, Inc.	22,870
1,293	Enbridge, Inc.	41,402
1,110	EQT Corp.	17,616
1,791	Equitrans Midstream Corp.	18,411
1,248	Exxon Mobil Corp.	49,845
624	HollyFrontier Corp.	14,895
542	Lukoil PJSC	36,439
759	Marathon Petroleum Corp.	26,914
190	ONEOK, Inc.	5,221
437	PetroChina Co. Ltd. - ADR *	15,081
3,088	Petroleo Brasileiro - ADR	25,229
952	Royal Dutch Shell PLC - ADR	26,751
1,236	TOTAL SA - ADR	48,908
		490,100
	OIL & GAS SERVICES & EQUIPMENT - 2.2%
1,074	Baker Hughes, a GE Company	15,337
1,010	TechnipFMC PLC	7,777
		23,114

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 98.2% (Continued)
	STEEL - 6.4%
410	Nucor Corp.	$18,639
248	Reliance Steel & Aluminum Co.	26,008
770	Steel Dynamics, Inc.	22,730
		67,377

	TOTAL COMMON STOCK (Cost - $1,122,552)	1,030,897

	SHORT-TERM INVESTMENTS - 1.3%
13,828	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	13,828
	(Cost - $13,828)

	TOTAL INVESTMENTS - 99.5% (Cost - $1,136,380)	$1,044,725

	OTHER ASSETS AND LIABILITIES - 0.5%	5,083

	NET ASSETS - 100.0%	$1,049,808

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 98.3%
	ASSET MANAGEMENT - 9.5%
227	Ameriprise Financial, Inc.	$35,594
71	BlackRock, Inc.	42,188
486	Charles Schwab Corp.	17,268
125	Stifel Financial Corp.	6,339
		101,389
	BANKING - 31.4%
1,787	Bank of America Corp.	45,997
820	Citigroup, Inc.	41,918
230	Citizens Financial Group, Inc.	5,950
444	JPMorgan Chase & Co.	44,484
117	M&T Bank Corp.	12,081
510	New York Community Bancorp, Inc.	4,616
312	PNC Financial Services Group, Inc.	34,694
484	Popular, Inc.	17,927
388	Prosperity Bancshares, Inc.	21,154
209	Signature Bank	20,279
220	Truist Financial Corp.	8,538
967	US Bancorp	35,199
1,531	Wells Fargo & Co.	36,974
150	Zions Bancorp NA	4,824
		334,635
	INSTITUTIONAL FINANCIAL SERVICES - 12.9%
657	Bank of New York Mellon Corp.	24,296
50	CME Group, Inc.	8,794
47	Goldman Sachs Group, Inc.	9,629
418	Intercontinental Exchange, Inc.	44,404
629	Morgan Stanley	32,872
256	State Street Corp.	17,431
		137,426
	INSURANCE - 30.3%
576	Aflac, Inc.	20,920
357	Allstate Corp.	33,201
129	American International Group, Inc.	3,759
59	Aon PLC	11,799
579	Berkshire Hathaway, Inc. *	126,245
59	Chubb Ltd.	7,375
364	Kemper Corp.	28,268
80	Marsh & McLennan Companies, Inc.	9,193
816	MetLife, Inc.	31,383
128	Progressive Corp.	12,165
150	RenaissanceRe Holdings Ltd.	27,561
50	Travelers Cos, Inc.	5,802
120	Voya Financial, Inc.	6,229
		323,900
	SPECIALTY FINANCE - 8.0%
340	AGNC Investment Corp.	4,797
274	American Express Co.	27,836
70	Capital One Financial Corp.	4,832
159	Discover Financial Services	8,440
506	Fidelity National Financial, Inc.	16,612
906	Synchrony Financial	22,478
		84,995

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 98.3% (Continued)
	TECHNOLOGY SERVICES - 6.2%
25	Moody’s Corp.	$7,366
161	S&P Global, Inc.	58,995
		66,361

	TOTAL COMMON STOCK (Cost - $856,509)	1,048,706

	SHORT-TERM INVESTMENTS - 1.5%
15,549	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	15,549
	(Cost - $15,549)

	TOTAL INVESTMENTS - 99.8% (Cost - $872,058)	$1,064,255

	OTHER ASSETS AND LIABILITIES - 0.2%	2,623

	NET ASSETS - 100.0%	$1,066,878

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2020

Shares		Value
	MUTUAL FUNDS - 96.0%
	DEBT FUNDS - 96.0%
62,446	Vanguard Intermediate - Term Bond Index Fund	$790,569
326,586	Vanguard Short-Term Bond Index Fund - Admiral Shares	3,556,521
	TOTAL MUTUAL FUNDS (Cost - $4,143,154)	4,347,090

	SHORT-TERM INVESTMENTS - 4.2%
189,112	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	189,112
	(Cost - $189,112)

	TOTAL INVESTMENTS - 100.2% (Cost - $4,332,266)	$4,536,202

	OTHER ASSETS AND LIABILITIES - (0.2)%	(10,018)

	NET ASSETS - 100.0%	$4,526,184

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2020

Shares		Value
	OPEN END FUNDS - 92.9%
8,928	Vanguard Intermediate-Term Tax-Exempt Fund - Admiral Shares	$131,504
27,888	Vanguard Short-Term Tax-Exempt Fund - Admiral Shares	444,811
	TOTAL OPEN END FUND (Cost - $565,746)	576,315

	SHORT-TERM INVESTMENT - 5.9%
36,330	Dreyfus Tax Exempt Cash Management - Institutional Class, 0.01% ^	36,330
	(Cost - $36,330)

	TOTAL INVESTMENTS - 98.8% (Cost - $602,076)	$612,645

	OTHER ASSETS LESS LIABILITIES - 1.2%	7,462

	NET ASSETS - 100.0%	$620,107

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2020

Principal		Value
	REPURCHASE AGREEMENT - 99.5%
$5,668,000	FICC Repurchase Agreement, 0.06%, due 9/01/2020 with a full maturity value of $5,668,009
	(Collateralized by $5,478,600 U.S. Treasury Notes, 2.625% due 12/31/2023, aggregate market value plus accrued interest $5,951,773)
	(Cost - $5,668,000)	$5,668,000

	SHORT-TERM INVESTMENTS - 0.0%*
49	BlackRock Liquidity FedFund Institutional Class, 0.01% ^	49
49	Dreyfus Government Cash Management Class I, 0.04% ^	49
49	Federated Hermes Government Obligations Fund Institutional Class, 0.01% ^	49
48	JPMorgan US Government Money Market Fund, 0.03% ^	48
	TOTAL SHORT-TERM INVESTMENTS (Cost - $195)	195

	TOTAL INVESTMENTS - 99.5% (Cost - $5,668,195)	$5,668,195

	OTHER ASSETS LESS LIABILITIES - 0.5%	29,869

	NET ASSETS - 100.0%	$5,698,064

^	Money Market Fund, interest rate reflects seven-day effective yield on August 31, 2020.

*	Represents less than 0.1% of Net Assets.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2020

Shares		Value
	OPEN ENDED FUNDS - 89.2%
384	Eaton Vance Global Macro Absolute Return Fund	$3,330
1,237	James Alpha Global Real Estate Investments Portfolio, Class I +	20,027
4,844	James Alpha Macro Portfolio, Class I +	42,339
1,820	James Alpha Multi-Strategy Alternative Income Portfolio, Class I +	17,122
1,415	Saratoga Energy & Basic Materials Portfolio, Class I * +	11,660
1,219	Saratoga Health & Biotechnology Portfolio, Class I +	28,068
7,709	Saratoga Large Capitalization Growth Portfolio, Class I +	220,474
5,950	Saratoga Mid Capitalization Portfolio, Class I +	69,018
1,074	Saratoga Technology & Communications Portfolio, Class I +	33,980
707	Vanguard Financials Index Fund	21,666
579	Vanguard Small-Cap Index Fund	44,022
4,226	Vanguard Total Bond Market Index Fund	49,150
1,318	Vanguard Total International Stock Index Fund	37,921
3,902	Vanguard Value Index Fund	163,943
	TOTAL OPEN ENDED FUNDS (Cost - $736,530)	762,720

	SHORT-TERM INVESTMENT - 10.3%
87,732	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $87,732)	87,732

	TOTAL INVESTMENTS - 99.5% (Cost - $824,262)	$850,452

	OTHER ASSETS LESS LIABILITIES - 0.5%	4,694

	NET ASSETS - 100.0%	$855,146

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2020

Shares		Value
	OPEN ENDED FUNDS - 72.5%
1,679	Eaton Vance Global Macro Absolute Return Fund	$14,571
7,855	James Alpha Macro Portfolio, Class I +	68,656
20,081	Saratoga Large Capitalization Growth Portfolio, Class I +	574,323
10,390	Saratoga Mid Capitalization Portfolio, Class I +	120,525
245	Vanguard Small-Cap Index Fund	18,594
42,853	Vanguard Total Bond Market Index Fund	498,375
519	Vanguard Total International Stock Index Fund	14,931
8,211	Vanguard Value Index Fund	344,932
	TOTAL OPEN ENDED FUNDS (Cost - $1,543,098)	1,654,907

	SHORT-TERM INVESTMENT - 27.7%
633,991	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $633,991)	633,991

	TOTAL INVESTMENTS - 100.2% (Cost - $2,177,089)	$2,288,898

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(5,311)

	NET ASSETS - 100.0%	$2,283,587

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATE BALANCED ALLOCATION PORTFOLIO
August 31, 2020

Shares		Value
	OPEN ENDED FUNDS - 83.2%
3,389	Eaton Vance Global Macro Absolute Return Fund	$29,413
1,269	James Alpha Global Real Estate Investments Portfolio, Class I +	20,543
4,007	James Alpha Macro Portfolio, Class I +	35,022
2,699	James Alpha Multi-Strategy Alternative Income Portfolio, Class I +	25,397
1,960	Saratoga Energy & Basic Materials Portfolio, Class I * +	16,146
1,427	Saratoga Health & Biotechnology Portfolio, Class I +	32,846
13,675	Saratoga Large Capitalization Growth Portfolio, Class I +	391,118
13,701	Saratoga Mid Capitalization Portfolio, Class I +	158,935
1,180	Saratoga Technology & Communications Portfolio, Class I +	37,332
690	Vanguard Financials Index Fund	21,148
513	Vanguard Small-Cap Index Fund	39,020
18,040	Vanguard Total Bond Market Index Fund	209,801
963	Vanguard Total International Stock Index Fund	27,697
4,940	Vanguard Value Index Fund	207,533
	TOTAL OPEN ENDED FUNDS (Cost - $1,185,846)	1,251,951

	SHORT-TERM INVESTMENT - 16.5%
247,761	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $247,761)	247,761

	TOTAL INVESTMENTS - 99.7% (Cost - $1,433,607)	$1,499,712

	OTHER ASSETS LESS LIABILITIES - 0.3%	4,223

	NET ASSETS - 100.0%	$1,503,935

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2020

Shares		Value
	OPEN ENDED FUNDS - 88.3%
5,061	Eaton Vance Global Macro Absolute Return Fund	$43,926
751	James Alpha Global Real Estate Investments Portfolio, Class I +	12,159
2,954	James Alpha Macro Portfolio, Class I +	25,822
1,230	James Alpha Multi-Strategy Alternative Income Portfolio, Class I +	11,571
1,686	Saratoga Energy & Basic Materials Portfolio, Class I * +	13,889
872	Saratoga Health & Biotechnology Portfolio, Class I +	20,081
6,317	Saratoga Large Capitalization Growth Portfolio, Class I +	180,652
7,112	Saratoga Mid Capitalization Portfolio, Class I +	82,495
650	Saratoga Technology & Communications Portfolio, Class I +	20,574
372	Vanguard Financials Index Fund	11,401
373	Vanguard Small-Cap Index Fund	28,352
6,977	Vanguard Total Bond Market Index Fund	81,143
721	Vanguard Total International Stock Index Fund	20,735
2,477	Vanguard Value Index Fund	104,038
	TOTAL OPEN ENDED FUNDS (Cost - $618,913)	656,838

	SHORT-TERM INVESTMENT - 10.9%
81,120	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	81,120
	(Cost - $81,120)

	TOTAL INVESTMENTS - 99.2% (Cost - $700,033)	$737,958

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	5,616

	NET ASSETS - 100.0%	$743,574

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	Affiliated investment.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
August 31, 2020

Shares		Value
	OPEN ENDED FUNDS - 83.1%
231	Eaton Vance Global Macro Absolute Return Fund	$2,001
4,028	James Alpha Macro Portfolio, Class I +	35,203
8,692	Saratoga Large Capitalization Growth Portfolio, Class I +	248,577
8,696	Saratoga Mid Capitalization Portfolio, Class I +	100,880
525	Vanguard Small-Cap Index Fund	39,919
14,144	Vanguard Total Bond Market Index Fund	164,499
687	Vanguard Total International Stock Index Fund	19,761
3,622	Vanguard Value Index Fund	152,169
	TOTAL OPEN ENDED FUNDS (Cost - $734,411)	763,009

	SHORT-TERM INVESTMENT - 20.2%
185,465	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $185,465)	185,465

	TOTAL INVESTMENTS - 103.3% (Cost - $919,876)	$948,474

	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3)%	(30,318)

	NET ASSETS - 100.0%	$918,156

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

+	Affiliated investment.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO
August 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 40.8%
	ALTERNATIVE FUND - 0.2%
547	IQ Merger Arbitrage ETF	$17,679

	COMMODITY FUNDS - 5.1%
607	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	8,625
81	iShares Commodities Select Strategy ETF	2,094
13,681	iShares S&P GSCI Commodity Indexed Trust *	153,911
2,242	ProShares UltraShort Bloomberg Crude Oil *	33,832
1,068	SPDR Gold Shares *	197,398
5,787	United States Natural Gas Fund LP *	81,828
		477,688
	EQUITY FUNDS - 15.2%
243	AdvisorShares STAR Global Buy-Write ETF	8,500
2,900	CI First Asset Active Utility & Infrastructure ETF	26,597
17,528	Core Alternative ETF	487,028
186	Direxion NASDAQ-100 Equal Weighted Index Shares	12,350
3	First Trust Financial AlphaDEX Fund	80
363	Global X S&P 500 Covered Call ETF	16,319
155	Invesco KBW High Dividend Yield Financial ETF	2,133
1,511	Invesco S&P 500 Equal Weight ETF	168,325
1,172	iShares Currency Hedged MSCI EAFE ETF	32,441
2,700	iShares Exponential Technologies ETF	133,974
1,567	iShares Global Clean Energy ETF	26,858
218	iShares Latin America 40 ETF	4,814
62	iShares Mortgage Real Estate ETF	1,649
1,427	iShares MSCI All Country Asia ex Japan ETF	110,963
203	iShares MSCI Brazil ETF	6,053
1,657	iShares MSCI EAFE ETF	107,672
1,240	iShares MSCI Emerging Markets ETF	55,230
198	iShares MSCI Frontier 100 ETF	5,057
358	iShares MSCI Japan ETF	20,771
176	iShares MSCI Mexico ETF	5,792
3,776	iShares S&P/TSX Capped Materials Index ETF	55,179
57	iShares S&P/TSX Global Gold Index ETF	1,045
1,298	SPDR EURO STOXX 50 ETF	49,454
22	SPDR S&P Metals & Mining ETF	546
56	VanEck Vectors Africa Index ETF	992
17	VanEck Vectors Russia ETF	386
453	Vanguard FTSE Emerging Markets ETF	20,018
857	WBI BullBear Rising Income 3000 ETF	24,773
512	WisdomTree Global ex-US Quality Dividend Growth Fund	34,411
		1,419,410
	FIXED INCOME FUNDS - 17.8%
5,752	Highland/iBoxx Senior Loan ETF	91,802
807	Invesco Senior Loan ETF	17,649
235	iShares 20+ Year Treasury Bond ETF	38,115
277	iShares 7-10 Year Treasury Bond ETF	33,658
17,607	iShares Barclays USD Asia High Yield Bond Index ETF	184,345
234	iShares Floating Rate Bond ETF	11,861
1,325	iShares iBoxx High Yield Corporate Bond ETF	112,665
2,220	iShares JP Morgan USD Emerging Markets Bond ETF	252,148
23	iShares MBS ETF	2,546
2,748	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	181,019
1,445	SPDR Bloomberg Barclays High Yield Bond ETF	152,809
222	SPDR Doubleline Total Return Tactical ETF	10,991
178	VanEck Vectors Emerging Markets High Yield Bond ETF	4,130
9,564	Vanguard Total International Bond ETF	552,225
641	WisdomTree Emerging Markets Local Debt Fund	20,775
		1,666,738
	MIXED ALLOCATION FUND - 2.5%
10,008	iShares Morningstar Multi-Asset Income ETF	228,883

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,634,568)	3,810,398

	EXCHANGE TRADED NOTES - 0.1%
	COMMODITY NOTES - 0.1%
378	iPath Bloomberg Coffee Subindex Total Return ETN	4,219
97	iPath Bloomberg Grains Subindex Total Return ETN	1,896
		6,115
	SPECIALTY NOTE - 0.0%
2	iPath Series B S&P 500 VIX Short-Term Futures ETN	54

	TOTAL EXCHANGE TRADED NOTE (Cost - $4,955)	6,169

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	MUTUAL FUNDS - 38.4%
	ALTERNATIVE FUNDS - 5.3%
18,328	Altegris Futures Evolution Strategy Fund, Class I	$136,179
43,629	AQR Managed Futures Strategy Fund, Class I	361,252
		497,431
	FIXED INCOME FUND - 33.1%
283,066	James Alpha Structured Credit Value Portfolio, Class S #	3,091,078

	TOTAL MUTUAL FUNDS (Cost - $3,510,420)	3,588,509

	SHORT-TERM INVESTMENT - 2.0%
190,357	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^ (Cost - $190,357)	190,357

	TOTAL INVESTMENTS - 81.3% (Cost - $7,340,300)	7,595,433

	OTHER ASSETS AND LIABILITIES - 18.7%	1,740,627

	NET ASSETS - 100.0%	$9,336,060

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

#	Affiliated investments.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

ETF - Exhange Traded Fund

ETN - Exchange Traded Note

GSCI - Goldman Sachs Commodity Index

MBS - Mortgage Backed Security

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depository Receipt

UCITS - Undertakings for Collective Investments in Transferable Securities

Forward Currency Contracts
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/24/2020	244,032	CAD	BNY Mellon	$185,146	USD	$187,304	$2,158
9/24/2020	72,324	CHF	BNY Mellon	80,236	USD	80,373	137
9/24/2020	6,511	EUR	BNY Mellon	7,773	USD	7,791	18
9/24/2020	16,624	GBP	BNY Mellon	22,033	USD	22,262	229
To Sell:
9/24/2020	(94,809)	AUD	BNY Mellon	(68,616)	USD	(70,121)	(1,505)
9/24/2020	(4,824,906)	JPY	BNY Mellon	(45,778)	USD	(45,512)	266
9/24/2020	(478,226)	MXN	BNY Mellon	(21,566)	USD	(21,792)	(226)
							$1,077

Unrealized
TOTAL RETURN SWAP - 2.2%	Gain
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 64,270, with a receivable rate of 0.38%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016. The maturity date of the swap is December 9, 2022. (Notional Value 6,400,907)	$202,405
$202,405

Unrealized
TOTAL RETURN SWAP - 0.1%	Gain
The Goldman Sachs i-Select III Series 88 Excess Return Strategy (“GS i-Select”) is a synthetic rules-based proprietary strategy created by Goldman Sachs International as strategy sponsor. The GS i-Select Index includes strategies of the GS Risk Premia Universe that were selected by James Alpha. The GS i-Select Index is actively managed by James Alpha. The Index features 15 Portfolio Constituents that James Alpha Advisors, LLC determines the daily weighting of each constituent within the GS i-Select Index. The GS i-Select Index is comprised a diversified collection of strategy and style types, including equity, interest rates, FX, commodities, and credit based strategies such as imbalance, volatility carry, carry, momentum, low beta, and quality. According to the terms of the GS i-Select Index, James Alpha Advisors, LLC can modify the GS i-Select Index as frequently as daily, by adjusting the notional value of the GS i-Select Index, or by adding, deleting, or re-weighting the constituent Indexes in the GS i-Select Index. The swap became effective on May 19, 2020, and has a term of one year there from unless terminated earlier. The number of shares is 31,419. (Notional Value $3,141,927)	$11,263
$11,263

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2020

James Alpha Index Swap Top 50 Holdings

FUTURES CONTRACTS*
						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap Unrealized
Contracts	Open Long Future Contracts	Counterparty	August 31, 2020	Expiration	(Depreciation)	Gain
4	2 year Euro-Schatz	Deutsche Bank	$472,130	9/8/2020	$(114)	(0.06)%
4	2 year US Treasury Notes	Deutsche Bank	947,493	12/31/2020	320	0.16%
1	2 year US Treasury Notes	Deutsche Bank	148,648	9/30/2020	40	0.02%
1	3 month Euro (EURIBOR)	Deutsche Bank	405,286	3/14/2022	6	0.00%
3	3 month Euro (EURIBOR)	Deutsche Bank	774,703	12/19/2022	(151)	(0.07)%
2	3 month Sterling	Deutsche Bank	289,093	12/16/2020	27	0.01%
3	3 month Sterling	Deutsche Bank	561,938	3/17/2021	11	0.01%
12	3 month Sterling	Deutsche Bank	1,922,967	6/16/2021	1,767	0.87%
2	3 month Sterling	Deutsche Bank	363,331	9/15/2021	78	0.04%
1	3 month Sterling	Deutsche Bank	181,137	12/15/2021	43	0.02%
3	3 month Sterling	Deutsche Bank	504,377	3/16/2022	121	0.06%
8	3 month Sterling	Deutsche Bank	1,348,470	6/15/2022	1,325	0.65%
2	3 month Sterling	Deutsche Bank	378,378	6/21/2023	445	0.22%
6	3 year Australian Treasury Bond	Deutsche Bank	492,223	9/15/2020	(215)	(0.11)%
3	5 year US Treasury Notes	Deutsche Bank	342,086	12/31/2020	261	0.13%
2	10 year Australian Treasury Bond Future	Deutsche Bank	235,991	9/15/2020	(2,751)	(1.36)%
3	10 year Italian Bond	Deutsche Bank	478,736	9/8/2020	12,647	6.25%
4	10 year US Treasury Notes	Deutsche Bank	588,990	12/21/2020	(365)	(0.18)%
2	30 year US Treasury Bonds	Deutsche Bank	378,077	12/21/2020	(2,758)	(1.36)%
3	90 Day Bank Accepted Bill Future	Deutsche Bank	459,535	3/11/2021	354	0.17%
1	90 Day Bank Accepted Bill Future	Deutsche Bank	260,510	6/10/2021	69	0.03%
2	AUD/USD	Deutsche Bank	162,230	9/14/2020	8,357	4.13%
2	CAD/USD	Deutsche Bank	155,903	9/15/2020	2,206	1.09%
4	Cotton No.2 Future	Deutsche Bank	133,435	12/8/2020	5,713	2.82%
40	DJ EURO STOXX Banks Future	Deutsche Bank	153,392	9/18/2020	2,358	1.16%
2	E-Mini Nasdaq-100	Deutsche Bank	487,883	9/18/2020	64,518	31.88%
2	EUR/JPY	Deutsche Bank	268,895	9/14/2020	5,758	2.84%
2	EUR/USD	Deutsche Bank	301,403	9/14/2020	9,779	4.83%
1	Euro-BOBL	Deutsche Bank	137,817	9/8/2020	(461)	(0.23)%
4	Euro-BUND	Deutsche Bank	745,156	9/8/2020	(4,630)	(2.29)%
1	Euro-BUXL	Deutsche Bank	219,921	9/8/2020	3,104	1.53%
3	Eurodollar	Deutsche Bank	684,321	3/15/2021	(135)	(0.07)%
1	E urodollar	Deutsche Bank	188,885	6/14/2021	214	0.11%
3	Eurodollar	Deutsche Bank	864,968	6/13/2022	(21)	(0.01)%
4	Eurodollar	Deutsche Bank	937,346	12/19/2022	(116)	(0.06)%
2	Eurodollar	Deutsche Bank	565,951	6/19/2023	695	0.34%
3	Euro-OAT	Deutsche Bank	501,978	9/8/2020	60	0.03%
2	GBP/USD	Deutsche Bank	132,266	9/14/2020	4,207	2.08%
1	Gold	Deutsche Bank	281,141	12/29/2020	6,898	3.41%
5	JPY/USD	Deutsche Bank	555,062	9/14/2020	3,047	1.51%
3	Long Gilt Future	Deutsche Bank	615,832	12/29/2020	(4,859)	(2.40)%
2	Nikkei 225 Index	Deutsche Bank	269,777	9/10/2020	622	0.31%
1	Silver	Deutsche Bank	169,675	12/29/2020	11,010	5.44%
3	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	624,743	6/14/2021	112	0.06%
					$129,596

						Percentage of
					Unrealized	Total Return
Number of			Notional Value at		Appreciation /	Swap Unrealized
Contracts	Open Short Future Contracts	Counterparty	August 31, 2020	Expiration	(Depreciation)	Gain
0	10 year Japanese Government Bond	Deutsche Bank	$455,399	9/14/2020	$218	0.11%
2	Mini Japanese Goverment Bond Future	Deutsche Bank	223,863	9/11/2020	538	0.27%
					$756

	TOTAL FUTURES CONTRACTS				$130,352

FORWARD CURRENCY CONTRACTS +*
							Unrealized
Settlement	Units to					US Dollar	Appreciation /
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
9/25/2020	170,437	CHF	Deutsche Bank	$154,774	USD	$153,826	$(948)
To Sell:
9/16/2020	164,373	USD	Deutsche Bank	113,302	AUD	105,713	7,589
9/16/2020	138,087	USD	Deutsche Bank	155,426	EUR	146,472	8,954
9/25/2020	135,224	USD	Deutsche Bank	160,907	EUR	160,656	251
							16,794

	TOTAL FORWARD CURRENCY CONTRACTS						$15,846

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

USD - U.S. Dollar

See accompanying notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Continued)
August 31, 2020

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS *

Number of			Notional Value at
Contracts	Open Long Future Contracts	Counterparty	August 31, 2020	Expiration
0	90 Day Euro$ Future	Goldman Sachs	$103,460	12/14/2020
0	90 Day Euro$ Future	Goldman Sachs	103,550	3/15/2021
0	90 Day Euro$ Future	Goldman Sachs	103,573	6/14/2021
0	90 Day Euro$ Future	Goldman Sachs	103,576	9/13/2021
0	90 Day Euro$ Future	Goldman Sachs	103,548	12/13/2021
0	90 Day Sterling Future	Goldman Sachs	132,245	12/16/2020
0	90 Day Sterling Future	Goldman Sachs	132,321	3/17/2021
0	90 Day Sterling Future	Goldman Sachs	132,311	6/16/2021
0	90 Day Sterling Future	Goldman Sachs	132,311	9/15/2021
0	90 Day Sterling Future	Goldman Sachs	132,281	12/15/2021
4	Corn Future	Goldman Sachs	66,342	3/12/2021
0	Euro-Bobl Future	Goldman Sachs	405,494	9/8/2020
0	LME Zinc Future	Goldman Sachs	24,730	1/18/2021
0	LME Zinc Future	Goldman Sachs	24,754	2/15/2021
1	Soybean Future	Goldman Sachs	28,989	3/12/2021
1	Soybean Future	Goldman Sachs	25,635	5/14/2021
0	US 10Yr Note Future	Goldman Sachs	46,721	12/21/2020
0	US 2 Yr Note Future	Goldman Sachs	132,576	12/31/2020
0	US 5Yr Note Future	Goldman Sachs	411,493	12/31/2020
0	US 5Yr Note Future	Goldman Sachs	105,482	12/31/2020

Number of			Notional Value at
Contracts	Open Short Future Contracts	Counterparty	August 31, 2020	Expiration
0	3 Month Euro Euribor Future	Goldman Sachs	$24,962	12/14/2020
0	3 Month Euro Euribor Future	Goldman Sachs	24,965	3/15/2021
0	3 Month Euro Euribor Future	Goldman Sachs	24,968	6/14/2021
0	3 Month Euro Euribor Future	Goldman Sachs	24,965	9/13/2021
0	3 Month Euro Euribor Future	Goldman Sachs	24,964	12/13/2021
3	Corn Future	Goldman Sachs	59,255	12/14/2020
0	Euro-Bobl Future	Goldman Sachs	25,688	12/8/2020
1	Euro-Bund Future	Goldman Sachs	200,505	9/8/2020
0	Euro-Shatz Future	Goldman Sachs	44,208	9/8/2020
1	Euro-Shatz Future	Goldman Sachs	88,400	12/8/2020
0	Japan 10Y Bond	Goldman Sachs	99,042	9/10/2020
0	LME Zinc Future	Goldman Sachs	24,011	10/19/2020
0	LME Zinc Future	Goldman Sachs	24,073	11/16/2020
1	Soybean Future	Goldman Sachs	44,882	11/13/2020
0	US Long Bond Future	Goldman Sachs	80,354	12/21/2020

EQUITY FORWARDS

Number of			Notional Value at		Exercise
Contracts	Open Short Equity Forwards	Counterparty	August 31, 2020	Expiration	Price	Market Value
17	Amazon.com, Inc.	Goldman Sachs	$57,091	9/18/2020	$3,460.00	$132
11	Amazon.com, Inc.	Goldman Sachs	38,026	10/16/2020	$3,450.00	(38)
9	Amazon.com, Inc.	Goldman Sachs	32,642	1/15/2021	$3,450.00	(84)
422	Apple, Inc.	Goldman Sachs	54,509	9/18/2020	$128.75	(136)
377	Apple, Inc.	Goldman Sachs	48,644	10/16/2020	$128.75	(136)
281	Apple, Inc.	Goldman Sachs	36,258	12/18/2020	$130.00	283
340	Apple, Inc.	Goldman Sachs	43,874	1/15/2021	$130.00	318
132	Facebook, Inc.	Goldman Sachs	38,607	9/18/2020	$292.50	(94)
214	Microsoft Corporation	Goldman Sachs	48,351	9/18/2020	$225.00	(122)
130	Microsoft Corporation	Goldman Sachs	29,420	10/16/2020	$225.00	(80)
20	S&P 500 Index	Goldman Sachs	68,619	9/4/2020	$3,500.00	22
						65

WRITTEN PUT OPTIONS

Number of			Notional Value at		Exercise
Contracts	Open Written Put Options	Counterparty	August 31, 2020	Expiration	Price	Market Value
259	S&P 500 Index	Goldman Sachs	$905,064	9/4/2020	$3,360	$(892)
347	S&P 500 Index	Goldman Sachs	1,214,235	9/4/2020	$3,295	(581)
175	S&P 500 Index	Goldman Sachs	610,944	9/4/2020	$3,265	(226)
						(1,699)

Credit Default Swap

Number of			Notional Value at
Contracts	Open Credit Default Swap	Counterparty	August 31, 2020	Expiration	Value
27,620	ITXEB533 Corp	Goldman Sachs	$32,862	6/20/2025	$787

*	The GS i-Select invests in 15 Portfolio Constituents which do not trade individual futures, therefore the Futures do not have any individual unrealized gains/losses.

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2020

Shares		Value
	COMMON STOCK - 99.7%
	ASIA PACIFIC - 19.4%
	AUSTRALIA - 1.8%
1,649,567	Charter Hall Long Wale REIT	$6,022,754
3,501,692	Waypoint REIT	6,911,761
		12,934,515
	HONG KONG - 6.6%
6,018,693	Link REIT	47,880,513

	JAPAN - 10.4%
33	Daiwa House REIT Investment Corp.	86,114
61,810	Japan Hotel REIT Investment Corp.	28,588,777
11,064	LaSalle Logiport REIT	18,540,547
1,843,718	Mitsubishi Estate Co. Ltd.	28,818,285
		76,033,723
	SINGAPORE - 0.6%
3,237,355	Mapletree Commercial Trust	4,564,030

	TOTAL ASIA PACIFIC - (Cost - $177,715,091)	141,412,781

	EUROPE - 22.6%
	FRANCE - 4.0%
634,850	Accor SA*	19,502,999
595,727	Klepierre SA	9,828,150
		29,331,149
	GERMANY - 1.3%
305,503	Instone Real Estate Group AG*#	9,212,948

	IRELAND - 2.6%
22,644,051	Glenveagh Properties PLC*#	19,080,576

	ITALY - 4.4%
981,321	COIMA RES SpA*#	7,069,409
2,554,757	Infrastrutture Wireless Italiane SpA#	24,974,231
		32,043,640
	SPAIN - 4.8%
549,209	Cellnex Telecom SA#	35,360,341

	UNITED KINGDOM - 5.5%
7,144,039	Assura PLC	7,768,834
4,867,684	Empiric Student Property PLC	4,638,118
637,491	Great Portland Estates PLC	5,155,382
3,234,243	McCarthy & Stone PLC*#	3,113,849
9,317,718	Tritax Big Box REIT PLC	19,475,543
		40,151,726

	TOTAL EUROPE (Cost - $201,437,868)	165,180,380

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 99.7% (Continued)
	NORTH AMERICA - 57.7%
	BERMUDA - 3.0%
5,624,002	Hongkong Land Holdings Ltd.	$21,539,928

	CANADA - 1.6%
1,233,656	InterRent Real Estate Investment Trust	11,787,879

	CAYMAN ISLANDS - 5.2%
6,488,626	CK Asset Holdings Ltd.	35,218,507
568,737	Wharf Real Estate Investment Co. Ltd.	2,363,809
		37,582,316
	UNITED STATES - 47.9%
979,675	Acadia Realty Trust	11,109,514
232,395	American Homes 4 Rent	6,655,793
33,600	American Tower Corp.	8,371,440
1,605,262	Brixmor Property Group, Inc.	18,942,091
1,679,137	CatchMark Timber Trust, Inc.	16,673,830
7,112,986	Colony Capital, Inc.	19,276,192
950,858	CoreCivic, Inc.	8,852,488
609,959	Corporate Office Properties Trust	15,029,390
586,840	Easterly Government Properties, Inc.	14,195,660
1,598,237	Ellington Financial, Inc.	19,914,033
174,032	Equity LifeStyle Properties, Inc.	11,536,581
976,163	GEO Group, Inc.	10,893,979
434,634	Healthpeak Properties, Inc.	12,013,284
180,613	Hilton Worldwide Holdings, Inc.	16,320,191
979,534	Independence Realty Trust, Inc.	11,470,343
1,213,936	Invitation Homes, Inc.	34,754,988
883,081	Jernigan Capital, Inc.	15,224,316
1,564,935	Kennedy-Wilson Holdings, Inc.	22,362,921
217,223	Kilroy Realty Corp.	12,711,890
282,757	Marriott International, Inc.	29,098,523
357,727	MGM Growth Properties LLC	10,041,397
297,281	National Retail Properties, Inc.	10,535,639
348,824	New Senior Investment Group, Inc.	1,527,849
216,671	Welltower, Inc.	12,462,916
		349,975,248

	TOTAL NORTH AMERICA (Cost - $626,154,119)	420,885,371

	TOTAL COMMON STOCK (Cost - 1,005,307,078)	727,478,532

	SHORT-TERM INVESTMENTS - 0.8%
6,114,625	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $6,114,625)	6,114,625

	TOTAL INVESTMENTS - 100.5% (Cost - $1,011,421,703)	$733,593,157
	OTHER ASSETS LESS LIABILITIES - (0.5)%	(3,677,811)
	NET ASSETS - 100.0%	$729,915,346

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2020, these securities amounted to $98,811,354 or 13.54% of net assets.

LLC - Limited Liability Company

PLC - Public Liability Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2020

Forward Currency Contracts
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation/(Depreciation)
To Buy:
9/2/2020	1,954,754,328	JPY	BNY Mellon	18,433,253	USD	(18,441,252)	(7,999)
Total Unrealized:							$(7,999)
To Sell:
9/2/2020	132,266	AUD	BNY Mellon	$97,745	USD	$(97,818)	$(73)
9/2/2020	2,630,849	EUR	BNY Mellon	3,139,493	USD	(3,146,365)	(6,872)
9/2/2020	1,508,277	GBP	BNY Mellon	2,003,106	USD	(2,019,509)	(16,403)
9/2/2020	17,398,212	JPY	BNY Mellon	164,401	USD	(164,065)	336
Total Unrealized:							$(23,012)

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanes Yen

USD - U.S. Dollar

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO
August 31, 2020

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS - 5.8%
	ASSET MANAGEMENT - 0.8%
$100,000	Icahn Enterprises Finance Corp.	6.250%	5/15/2026	$106,984

	AUTOMOTIVE - 0.4%
50,000	Ford Motor Credit Co. LLC	5.085%	1/7/2021	50,188

	CONTAINERS & PACKAGING - 1.5%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. #	5.250%	8/15/2027	208,276

	FOOD - 0.8%
100,000	Post Holdings, Inc. #	5.000%	8/15/2026	103,954

	INSURANCE - 0.8%
100,000	NMI Holdings, Inc. #	7.375%	6/1/2025	108,105

	REIT - 0.8%
100,000	Service Properties Trust	7.500%	9/15/2025	108,883

	SPECIALTY FINANCE - 0.7%
100,000	Park Aerospace Holdings Ltd.	5.250%	8/15/2022	99,330

	TOTAL CORPORATE BONDS (Cost - $754,660)			785,720

Shares
	COMMON STOCK - 66.9%
	ADVERTISING & MARKETING - 0.2%
636	ZoomInfo Technologies, Inc.			24,690

	APPAREL - 0.6%
729	Canada Goose Holdings, Inc. *			17,853
301	Carter’s, Inc.			23,966
1,446	Skechers USA, Inc. *			43,163
				84,982
	ASSET MANAGEMENT - 3.8%
5,000	E*TRADE Financial Corp.			270,500
1,281	Hamilton Lane, Inc.			93,654
5,451	Kennedy-Wilson Holdings, Inc.			77,895
781	LPL Financial Holdings, Inc.			64,167
				506,216
	AUTOMOTIVE - 0.1%
900	Delphi Technologies PLC *			15,633

	BANKS - 0.3%
1,100	Texas Capital Bancshares, Inc. *			35,629

	BEVERAGES - 0.3%
2,346	Primo Water Corp.			32,093

	BIOTECH & PHARMACEUTICALS - 1.8%
300	Aimmune Therapeutics, Inc. *			10,266
439	Bluebird Bio, Inc. *			26,033
1,511	Immunomedics, Inc. *			67,330
1,372	Liquidia Technologies, Inc. *			7,025
200	Livongo Health, Inc. *			27,460
1,200	Momenta Pharmaceuticals, Inc. *			62,604
200	Principia Biopharma, Inc. *			20,002
1,480	TransMedics Group, Inc. *			26,388
				247,108
	COMMERCIAL SUPPORT SERVICES - 1.6%
2,900	Advanced Disposal Services, Inc. *			87,377
162	Avalara, Inc. *			21,450
1,287	Clean Harbors, Inc. *			78,636
976	HMS Holdings Corp. *			27,221
				214,684
	E-COMMERCE DISCRETIONARY - 0.4%
517	Chewy, Inc. *			31,573
1,066	Revolve Group, Inc. *			21,405
				52,978

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 66.9% (Continued)
	ELECTRIC UTILITIES - 0.4%
2,080	PPL Corp.	$57,470

	ELECTRICAL EQUIPMENT - 0.4%
876	BWX Technologies, Inc.	48,714

	ENGINEERING & CONSTRUCTION - 1.7%
2,053	Cellnex Telecom SA	131,800
9,350	Infrastrutture Wireless Italiane SpA	91,302
		223,102
	HEALTH CARE FACILITIES & SERVICES - 1.7%
691	Accolade, Inc. *	23,225
204	Catalent, Inc. *	18,870
696	Invitae Corp. *	24,332
2,675	NeoGenomics, Inc. *	104,191
746	PPD, Inc. *	25,618
973	Progyny, Inc. *	27,779
		224,015
	HOME CONSTRUCTION - 0.5%
75,105	Glenveagh Properties PLC	63,324

	INSURANCE - 3.0%
1,038	GoHealth, Inc. *	14,439
687	Lemonade, Inc. *	40,327
2,900	National General Holdings Corp.	98,745
437	Selectquote, Inc. *	7,975
1,200	Willis Towers Watson PLC	246,636
		408,122
	INTERNET MEDIA & SERVICES - 0.8%
500	58.com, Inc. - ADR *	27,680
243	Fiverr International Ltd. *	29,318
6,900	Meet Group, Inc. *	43,470
600	Sogou, Inc. - ADR *	5,190
		105,658
	LEISURE FACILITIES & SERVICES - 3.0%
2,442	Accor SA *	75,174
1,400	Cineplex, Inc.	10,637
362	Hilton Worldwide Holdings, Inc.	32,710
885	Marriott International, Inc.	91,075
971	Norwegian Cruise Line Holdings Ltd. *	16,614
373	Red Rock Resorts, Inc.	6,369
970	Shake Shack, Inc. *	66,203
614	Wingstop, Inc.	100,328
		399,110
	MACHINERY - 0.7%
1,246	Ingersoll Rand, Inc. *	43,685
671	Tennant Co.	44,601
		88,286
	MEDICAL EQUIPMENT & DEVICES - 3.9%
304	Acutus Medical, Inc. *	10,664
512	Axonics Modulation Technologies, Inc. *	21,637
251	Bio-Techne Corp.	64,120
282	CareDx, Inc. *	9,630
3,037	GenMark Diagnostics, Inc. *	39,390
178	Inspire Medical Systems, Inc. *	21,262
715	Novocure Ltd. *	59,166
1,262	Silk Road Medical, Inc. *	76,957
800	Varian Medical Systems, Inc. *	138,936
2,900	Wright Medical Group NV *	87,667
		529,429

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 66.9% (Continued)
	METALS & MINING - 0.0% **
1	Newmont Corp.	$67

	OIL & GAS PRODUCERS - 4.4%
1,059	Antero Midstream Corp.	7,169
991	Cheniere Energy, Inc. *	51,582
597	Cheniere Energy Partners LP	21,605
495	Crestwood Equity Partners LP	6,722
450	DCP Midstream LP	5,702
389	Delek Logistics Partners LP	12,829
992	Enable Midstream Partners LP	5,575
1,804	Enbridge, Inc.	57,764
4,533	Energy Transfer LP	29,102
1,739	EnLink Midstream LLC	5,200
2,160	Enterprise Products Partners LP	37,930
2,212	Equitrans Midstream Corp. *	22,738
902	Genesis Energy LP	4,826
571	Holly Energy Partners LP	8,160
2,996	Kinder Morgan, Inc.	41,405
938	Magellan Midstream Partners LP	35,653
2,185	MPLX LP	39,920
570	NGL Energy Partners LP	2,497
724	NuStar Energy LP	9,810
878	ONEOK, Inc.	24,127
642	PBF Logistics LP	6,195
460	Phillips 66 Partners LP	12,383
2,379	Plains All American Pipeline LP	16,843
1,266	Plains GP Holdings LP	9,254
457	Rattler Midstream LP *	3,825
769	Shell Midstream Partners LP	7,990
1,096	Targa Resources Corp	18,643
1,262	TC Energy Corp	58,885
335	TC PipeLines LP	10,174
1,241	Tellurian, Inc. *	1,153
1,025	Western Midstream Partners LP	9,297
		584,958
	PUBLISHING & BROADCASTING - 0.1%
4,600	Central European Media Enterprises Ltd. *	19,067

	REAL ESTATE OWNERS & DEVELOPERS - 2.6%
21,312	CK Asset Holdings Ltd.	115,770
2,502	COIMA RES SpA *	18,013
14,872	Empiric Student Property PLC	13,939
15,089	Hongkong Land Holdings Ltd.	57,791
966	Instone Real Estate Group AG *	29,056
10,586	McCarthy & Stone PLC *	10,177
6,545	Mitsubishi Estate Co. Ltd.	102,546
1,893	Wharf Real Estate Investment Co. Ltd.	7,877
		355,169
	REITS - 14.0%
2,650	Acadia Realty Trust	30,051
38	Alexandria Real Estate Equities, Inc.	6,398
1,150	American Homes 4 Rent	32,936
290	American Tower Corp.	72,254
694	Americold Realty Trust	26,615
25,317	Assura PLC	27,458
3,494	Brixmor Property Group, Inc.	41,229
5,490	CatchMark Timber Trust, Inc.	54,516
5,874	Charter Hall Long Wale REIT	21,503
38,213	Colony Capital, Inc.	103,557
3,411	CoreCivic, Inc.	31,756
3,289	Corporate Office Properties Trust	81,041
597	CyrusOne, Inc.	49,867
2,221	Easterly Government Properties, Inc.	53,726
904	Equity LifeStyle Properties, Inc.	59,926
3,447	GEO Group, Inc.	38,469
4,078	Global Medical REIT, Inc.	52,158
3,149	Great Portland Estates PLC	25,450

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	COMMON STOCK - 66.9% (Continued)
	REITS - 14.0% (Continued)
1,455	Healthpeak Properties, Inc.	$40,216
2,652	Independence Realty Trust, Inc.	31,055
4,514	InterRent Real Estate Investment Trust	43,132
4,187	Invitation Homes, Inc.	119,874
218	Japan Hotel REIT Investment Corp.	101,142
3,121	Jernigan Capital, Inc.	53,806
572	Kilroy Realty Corp.	33,473
1,872	Klepierre SA	30,873
39	LaSalle Logiport REIT	65,463
20,764	Link REIT	165,305
9,931	Mapletree Commercial Trust	14,024
1,261	MGM Growth Properties LLC	35,396
921	National Retail Properties, Inc.	32,640
1,018	New Senior Investment Group, Inc.	4,459
115	QTS Realty Trust, Inc.	7,799
3,900	Taubman Centers, Inc.	149,370
33,092	Tritax Big Box REIT PLC	69,033
12,254	Waypoint REIT	24,197
949	Welltower, Inc.	54,586
		1,884,753
	RETAIL - CONSUMER STAPLES - 1.4%
333	Five Below, Inc.	36,447
1,010	Ollie’s Bargain Outlet Holdings, Inc.	96,495
2,933	OptimizeRx Corp.	59,129
		192,071
	RETAIL - DISCRETIONARY - 3.5%
4,422	Caleres, Inc.	34,536
3,427	Designer Brands, Inc.	24,160
4,100	Hudson Ltd. *	30,914
2,500	Tiffany & Co.	306,250
290	Ulta Beauty, Inc. *	67,332
		463,192
	SEMICONDUCTORS - 0.6%
630	Analog Devices, Inc.	73,634
1	Onto Innovation, Inc. *	31
		73,665
	SOFTWARE - 11.4%
1,372	1Life Healthcare, Inc. *	40,021
430	Alteryx, Inc. *	51,957
292	Bandwidth, Inc. *	45,984
82	BigCommerce Holdings, Inc. *	9,660
100	Bill.com Holdings, Inc. *	9,898
800	Bitauto Holdings Ltd. - ADR *	12,616
618	Black Knight, Inc. *	51,974
426	Blackline, Inc. *	37,220
1,077	Ceridian HCM Holding, Inc. *	85,643
634	Cloudflare, Inc. *	24,257
2,315	Domo, Inc. *	94,267
378	Duck Creek Technologies, Inc. *	14,738
1,899	Dynatrace, Inc. *	83,993
1,829	eGain Corp. *	24,472
750	Five9, Inc. *	95,580
617	Guidewire Software, Inc. *	69,295
852	Health Catalyst, Inc. *	26,565
92	HubSpot, Inc. *	27,571
748	Jamf Holding Corp. *	28,873
300	Majesco *	4,797
3,123	Medallia, Inc. *	113,021
403	nCino, Inc. *	37,459
529	Nutanix, Inc. *	15,188
304	Oak Street Health, Inc. *	13,568
390	Paylocity Holding Corp. *	57,427
1,051	Phreesia, Inc. *	33,149
1,082	Ping Identity Holding Corp. *	37,297
1,649	Pluralsight, Inc. *	31,562
1,601	PROS Holdings, Inc. *	62,439
219	RingCentral, Inc. *	63,679

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares				Value
	COMMON STOCK - 66.9% (Continued)
	SOFTWARE - 11.4% (Continued)
300	Rosetta Stone, Inc. *			$9,114
1,125	Sailpoint Technologies Holdings, Inc. *			44,134
675	Sprout Social, Inc. *			26,156
541	Talend SA - ADR *			22,278
1,079	Tenable Holdings, Inc. *			40,614
5,760	USA Technologies, Inc. *			52,704
604	Vertex, Inc. *			15,468
89	Yext, Inc. *			1,768
759	Zuora, Inc. *			10,315
				1,526,721
	SPECIALTY FINANCE - 0.4%
4,372	Ellington Financial, Inc.			54,475

	TECHNOLOGY HARDWARE - 0.2%
2,000	Fitbit, Inc. *			12,720
9	PagerDuty, Inc. *			294
937	Pure Storage, Inc. *			14,299
				27,313
	TECHNOLOGY SERVICES - 0.7%
400	CoreLogic, Inc.			26,560
460	Evo Payments, Inc. *			13,216
445	Repay Holdings Corp. *			11,259
556	Shift4 Payments, Inc. *			28,006
115	WEX, Inc. *			18,367
				97,408
	TELECOMMUNICATIONS - 0.2%
2,689	Vonage Holdings Corp. *			30,789

	TRANSPORTATION & LOGISTICS - 0.9%
1,989	CryoPort, Inc. *			110,350
634	Macquarie Infrastructure Corp.			17,765
				128,115
	TRANSPORTATION EQUIPMENT - 0.3%
1,300	Navistar International Corp. *			41,574

	WHOLESALE - DISCRETIONARY - 1.0%
520	Copart, Inc. *			53,726
1,115	IAA, Inc. *			58,337
1,642	KAR Auction Services, Inc.			28,472
				140,535

	TOTAL COMMON STOCK (Cost - $9,213,172)			8,981,115

	EXCHANGE TRADED FUNDS - 2.7%
	DEBT FUNDS - 2.7%
4,800	iShares 0-5 Year High Yield Corporate Bond ETF			212,928
4,100	iShares Preferred & Income Securities ETF			150,470
1	ProShares UltraShort 20+ Year Treasury			16
				363,414
	EQUITY FUND - 0.0% **
1	ProShares UltraShort Russell2000			9

	TOTAL EXCHANGE TRADED FUNDS (Cost - $350,973)			363,423

		Interest Rate	Maturity Date
	PREFERRED STOCK - 3.0%
4,000	Athene Holding Ltd.	6.375%	Perpetual	108,280
7,500	United States Cellular Corp.	6.250%	9/1/2069	196,745
4,000	Wells Fargo & Co.	5.125%	Perpetual	101,800
	TOTAL PREFERRED STOCK (Cost - $384,560)			406,825

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	CLOSED END FUNDS - 10.6%
8,000	BlackRock Core Bond Trust	$125,760
10,000	BlackRock Corporate High Yield Fund Inc	111,100
11,000	BlackRock Credit Allocation Income Trust	153,560
10,000	BlackRock Limited Duration Income Trust	149,400
8,000	DoubleLine Income Solutions Fund	128,400
10,000	Eaton Vance Ltd Duration Income Fund	117,400
10,800	Invesco Dynamic Credit Opportunities Fund	97,848
40,000	Invesco Senior Income Trust	147,200
7,000	John Hancock Preferred Income Fund III	115,500
13,000	Nuveen Corporate Income November 2021 Target Term Fund	118,950
7,000	Nuveen Preferred & Income Term Fund	158,760
	TOTAL CLOSED END FUNDS (Cost - $1,256,558)	1,423,878

	OPEN END FUND - 5.7%
69,926	James Alpha Structured Credit Value Portfolio, Class S +	763,594
	TOTAL OPEN END FUND (Cost - $713,761)

	CONTINGENT VALUE RIGHT - 0.0% **
300	Bristol-Myers Squibb Co.	804
	TOTAL CONTINGENT VALUE RIGHT (Cost - $690)

	SHORT-TERM INVESTMENT - 18.0%
2,414,754	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^	2,414,754
	(Cost - $2,414,754)

	TOTAL INVESTMENTS - 112.7% (Cost - $15,089,128)	$15,140,113

	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.7)%	(1,708,411)

	NET ASSETS - 100.0%	$13,431,702

	SECURITIES SOLD SHORT - (19.3)% *
	COMMON STOCK - (7.7)%
	ADVERTISING & MARKETING - (0.0)% **
1	Magnite, Inc.	$7

	AUTOMOTIVE - (0.1)%
388	BorgWarner, Inc.	15,749

	BANKING - (0.4)%
1,135	Independent Bank Group, Inc.	52,777
1	Prosperity Bancshares, Inc.	55
		52,832
	BIOTECH & PHARMACEUTICALS - (0.3)%
787	Atara Biotherapeutics, Inc. *	10,609
344	Ionis Pharmaceuticals, Inc. *	18,748
1,597	Sinovac Biotech Ltd.	10,332
		39,689
	CHEMICALS - (0.3)%
225	WD-40 Co.	45,985

	COMMERCIAL SUPPORT SERVICES - (0.1)%
536	Korn Ferry	16,348

	GAS & WATER UTILITIES - (0.4)%
392	Chesapeake Utilities Corp.	32,066
235	ONE Gas, Inc.	17,418
		49,484
	HEALTH CARE FACILITIES & SERVICES - (0.2)%
118	Teladoc Health, Inc.	25,451

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	SECURITIES SOLD SHORT - (19.3)% * (Continued)
	COMMON STOCK - (7.7)% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - (2.0)%
5,218	Morgan Stanley	$272,693

	INSURANCE - (2.4)%
1,296	Aon PLC	259,187
857	Trupanion, Inc. *	53,760
		312,947
	SEMICONDUCTORS - (0.5)%
1,000	Maxim Integrated Products, Inc.	68,440

	SOFTWARE - (0.4)%
450	Altair Engineering, Inc.	18,909
866	Sapiens International Corp. NV	29,046
		47,955
	SPECIALTY FINANCE - (0.5)%
156	Credit Acceptance Corp.	60,341
375	International Money Express, Inc.	6,345
		66,686
	TECHNOLOGY HARDWARE - (0.1)%
200	Acacia Communications, Inc.	13,496

	TOTAL COMMON STOCK (Proceeds - $892,082)	1,027,762

	EXCHANGED TRADED FUNDS - (11.6)%
	EQUITY FUNDS - (11.6)%
2,174	iShares Russell 2000 ETF	337,905
3,930	iShares Russell 2000 Growth ETF	890,224
1,593	Utilities Select Sector SPDR Fund	94,385
1,427	Vanguard Consumer Staples ETF	238,780
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $1,305,406)	1,561,294

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,197,488)	$2,589,056

*	Non-income producing securities

**	Represents less than 0.05%.

+	Investment in affiliate

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2020, these securities amounted to $420,335 or 3.13% of net assets.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnerships

PLC - Public Liability Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO
August 31, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 91.6%
	EQUITY FUND - 91.6%
142,000	SPDR S&P500 ETF Trust +			$49,602,020
	TOTAL EXCHANGE TRADED FUNDS (Cost - $44,179,952)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 4.2% *
	PUT OPTIONS PURCHASED - 3.5%
300	iPath Series B S&P 500	$101,100,000	10/19/20 - $3,370.00	1,930,500
	(Cost - $2,144,987)			1,930,500

	CALL OPTIONS PURCHASED - 0.7%
1,500	S&P 500 Index	$5,250,000	10/19/20 - $35.00	359,250
	(Cost - $240,389)			359,250

	TOTAL PURCHASED OPTIONS (Cost - $2,385,376)			2,289,750

Shares
	SHORT-TERM INVESTMENTS - 0.7%
393,007	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^
	(Cost - $393,007)			393,007

	TOTAL INVESTMENTS - 96.5% (Cost - $46,958,335)			$52,284,777

	TOTAL SECURITIES SOLD SHORT (Premiums Received - $313,625) - (0.6)%			(349,310)
	LIABILITIES LESS OTHER ASSETS - 4.1%			2,225,928

	NET ASSETS - 100.0%			$54,161,395

Shares				Value
	EXCHANGE TRADED FUNDS SHORT - (0.6)%
	EQUITY FUND - (0.6)%
1,000	SPDR S&P500 ETF Trust +			$349,310
	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $313,625)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	WRITTEN OPTIONS - (3.8)% *
	PUT OPTIONS WRITTEN - (1.3)%
300	S&P 500 Index	$96,000,000	10/01/20 - $3,200.00	676,500
	(Premiums Received - $722,395)			676,500

	CALL OPTIONS WRITTEN - (2.5)%
1,500	iPath Series B S&P 500	8,250,000	10/19/20 - $55.00	167,250
450	SPDR S&P500 ETF Trust	15,390,000	9/08/20 - $342.00	555,525
500	SPDR S&P500 ETF Trust	16,950,000	9/14/20 - $339.00	429,000
400	SPDR S&P500 ETF Trust	13,920,000	9/14/20 - $348.00	209,200
	(Premiums Received - $901,383)			1,360,975

	TOTAL WRITTEN OPTIONS (Premiums Received - $1,623,778)			$2,037,475

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

(a)	Each contract is equivalent to 100 shares of the underlying security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO (Continued)
August 31, 2020

	TOTAL RETURN SWAPS - 0.0%

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate (%)	Gain/(Loss)
$1,860,500	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	9/17/2020	Pay	0.15488 *	$—
3,721,000	SPY SPDR SP 500 ETF Trust	10,000	Goldman Sachs	9/17/2020	Pay	0.15488 *	—
1,116,300	SPY SPDR SP 500 ETF Trust	3,000	Goldman Sachs	10/2/2020	Pay	0.15488 #	—
2,604,700	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/9/2020	Pay	0.15488 #	—
7,442,000	SPY SPDR SP 500 ETF Trust	20,000	Goldman Sachs	11/27/2020	Pay	0.15488 #	—
1,860,500	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	1/1/2021	Pay	0.15488 #	—
1,860,500	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	6/25/2021	Pay	0.15488 #	—
							$—

#	Variable rate is Libor plus 0.40%

*	Variable rate is Libor plus 0.50%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO
August 31, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 47.3%
	EQUITY FUND - 47.3%
43,000	iShares MSCI Emerging Markets ETF +			$1,915,220
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,847,981)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 4.9% *
	PUT OPTIONS PURCHASED - 4.9%
800	iShares MSCI Emerging Markets ETF	$3,498,400	10/01/20 - $43.73	66,400
450	iShares MSCI Emerging Markets ETF	1,980,000	10/19/20 - $44.00	56,025
450	iShares MSCI Emerging Markets ETF	2,025,000	10/19/20 - $45.00	75,150
	TOTAL PURCHASED OPTIONS (Cost - $187,052)			197,575

Shares
	SHORT-TERM INVESTMENTS - 24.3%
983,279	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.06% ^			983,279
	(Cost - $983,279)

	TOTAL INVESTMENTS - 76.5% (Cost - $3,018,312)			$3,096,074

	OTHER ASSETS AND LIABILITIES - 23.5%			952,025

	NET ASSETS - 100.0%			$4,048,099

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (2.7)% *
	PUT OPTIONS WRITTEN - (1.4)%
1,700	iShares MSCI Emerging Markets ETF	7,009,100	10/01/20 - $41.23	55,250
	(Premiums Received - $53,171)			55,250

	CALL OPTIONS WRITTEN - (1.3)%
800	iShares MSCI Emerging Markets ETF	3,560,000	9/14/20 - $44.50	52,800
	(Premiums Received - $102,457)			52,800

	TOTAL OPTIONS WRITTEN (Premiums Received - $155,628)			$108,050

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on August 31, 2020.

(a)	Each contract is equivalent to 100 shares of the underlying security.

ETF - Exchange Traded Fund

	TOTAL RETURN SWAPS - 0.0%

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate (%)	Gain/(Loss)
$2,564,240	iShares MSCI Emerging Markets ETF	56,000	Goldman Sachs	11/9/2020	Pay	0.15488 *	$—
686,850	iShares MSCI Emerging Markets ETF	15,000	Goldman Sachs	7/20/2021	Pay	0.15488 #	—
							$—

#	Variable rate is Libor plus 0.30%.

*	Variable rate is Libor plus 0.20%.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO
August 31, 2020

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 14.0%
	AUTOMOBILE ASSET-BACKED SECURITIES - 2.1%
$100,000	CPS Auto Receivables Trust 2018-A #	3.6600		12/15/2023	$102,254
30,000	Drive Auto Receivables Trust 2020-2	2.2800		8/17/2026	30,918
20,000	Drive Auto Receivables Trust 2020-2	3.0500		5/15/2028	20,767
150,000	First Investors Auto Owner Trust 2017-2 #	5.4800		10/15/2024	154,569
160,000	Foursight Capital Automobile Receivables Trust 2018-1 #	6.8200		4/15/2025	167,807
75,000	United Auto Credit Securitization Trust 2019-1 #	4.2900		8/12/2024	75,758
100,000	Westlake Automobile Receivables Trust 2018-3 #	4.9000		12/15/2023	103,347
					655,420
	AGENCY COMMERCIAL ASSET-BACKED SECURITIES - 0.3%
100,000	Multifamily Connecticut Avenue Securities Trust 2019-01 #, 1 mo. LIBOR +3.2500%	3.4251	*	10/15/2049	93,922

	COLLATERALIZED MORTGAGE OBLIGATIONS - 8.0%
143,289	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	85,732
110,000	Angel Oak Mortgage Trust I LLC 2017-1 #	6.1189	*	1/25/2047	109,691
123,377	Bellemeade Re 2017-1 Ltd #, 1 mo. LIBOR +3.3500%	3.5251	*	10/25/2027	120,388
100,000	Bunker Hill Loan Depositary Trust #	4.3530	*	2/25/2055	104,003
100,000	Deephaven Residential Mortgage Trust 2018-2 #	4.3750	*	4/25/2058	101,601
130,000	Deephaven Residential Mortgage Trust 2018-2 #	6.0420	*	4/25/2058	125,691
99,421	Fannie Mae Connecticut Avenue Securities , 1 mo. LIBOR +10.2500%	10.4251	*	1/25/2029	110,092
50,000	Fannie Mae Connecticut Avenue Securities #, 1 mo. LIBOR +3.6500%	3.8251	*	2/25/2040	47,744
185,200	Freddie Mac REMICS	3.0000		10/15/2027	13,315
89,756	Fannie Mae REMICS	3.0000		12/25/2027	5,572
87,901	Fannie Mae REMICS	3.0000		1/25/2028	5,788
96,327	Fannie Mae REMICS	3.0000		2/25/2028	5,933
128,694	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +8.8000%	8.9751	*	3/25/2028	127,126
190,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +4.2000%	4.3751	*	2/25/2047	171,446
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +10.5000%	10.6751	*	2/25/2047	185,992
160,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +11.0000%	11.1751	*	10/25/2048	146,949
220,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +10.7500%	10.9251	*	1/25/2049	210,943
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +12.2500%	12.4251	*	2/25/2049	100,571
120,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +4.0500%	4.2251	*	2/25/2049	111,411
160,000	Freddie Mac Structured Agency Credit Risk Debt Notes , 1 mo. LIBOR +8.1500%	8.3251	*	7/25/2049	130,332
60,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +3.1000%	3.2751	*	3/25/2050	59,954
70,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +4.1000%	4.2751	*	3/25/2050	61,368
20,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +3.7500%	3.9080	*	8/25/2050	20,219
40,000	Freddie Mac Structured Agency Credit Risk Debt Notes #, 1 mo. LIBOR +6.0000%	6.1580	*	8/25/2050	40,826
199,014	Government National Mortgage Association	3.5000		12/12/2049	20,456
207,730	Government National Mortgage Association	3.5000		12/20/2049	23,913
170,000	Oaktown Re III Ltd. #, 1 mo. LIBOR +4.3500%	4.5251	*	7/25/2029	153,390
100,000	Versus Securitization Trust #	4.4520	*	7/25/2059	98,537
					2,498,983
	CREDIT CARD ASSET-BACKED SECURITIES - 0.3%
120,000	Continental Credit Card ABS 2019-1 LLC #	6.1600		8/15/2026	115,814

	NON AGENCY COMMERCIAL ASSET-BACKED SECURITIES - 1.4%
114,000	COMM 2019-GC44 Mortgage Trust #	2.5000		8/15/2057	92,216
160,000	GS Mortgage Securities Trust 2016-GS4 #	3.2330		11/10/2049	112,189
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for distribution date minus 0.5000%	4.2732	*	8/15/2048	82,976
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16 #	4.9274	*	6/15/2047	83,296
80,000	Morgan Stanley Capital I Trust 2016-UBS9 #	3.0000		3/15/2049	63,533
					434,210
	OTHER ASSET-BACKED SECURITIES - 1.9%
26,453	Conn’s Receivables Funding 2018-A, LLC. #	6.0200		1/15/2023	26,328
150,000	Progress Residential 2017-SFR1 Trust #	5.3500		8/17/2034	153,841
100,000	Progress Residential 2018-SFR1 Trust #	4.7780		3/17/2035	102,464
100,000	Tricon American Homes 2016-SFR1 Trust #	5.7690		11/17/2033	99,310
100,000	Tricon American Homes 2017-SFR2 Trust #	3.6720		1/17/2036	103,166
100,000	Tricon American Homes 2017-SFR2 Trust #	5.1040		1/17/2036	104,273
					589,382

	TOTAL ASSET-BACKED SECURITIES (Cost - $4,583,440)				4,387,731

	BANK LOANS - 1.7%
	AUTOMOTIVE - 0.3%
92,871	Trico Group	—		2/2/2024	91,478

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Principal		Coupon Rate (%)		Maturity Date	Value
	BANK LOANS - 1.7% (Continued)
	COMMERCIAL SUPPORT SERVICES - 0.4%
$129,938	Dyncorp.	—		8/16/2025	$129,613

	ENTERTAINMENT CONTENT - 0.1%
44,663	Sinclair Broadcasting	3.4200		7/18/2026	37,907

	LEISURE FACILITIES & SERVICES - 0.5%
10,200	Hard Rock Northern Indiana	—		11/7/2025	9,665
140,500	Hard Rock Northern Indiana	—		11/7/2025	133,125
					142,790
	MACHINERY - 0.2%
75,540	Shape Technologies	5.0879	*	4/4/2025	55,522

	STEEL - 0.1%
34,038	Big River Steel, 3 mo. LIBOR + 5.0000%	7.3344	*	8/15/2023	33,952

	TELECOMMUNICATIONS - 0.1%
31,780	West Corp.	6.0935		10/3/2024	28,483

	TOTAL BANK LOANS (Cost - $549,649)				519,745

	TERM LOANS - 1.0%
	TOYS/GAMES/HOBBIES - 1.0%
348,826	JAKKS Pacific Inc. (a)(b)	10.5000		2/9/2023	314,692

	TOTAL TERM LOANS (Cost - $315,529)				314,692

	CORPORATE BONDS - 38.3%
	ADVERTISING - 0.5%
173,000	MDC Partners, Inc. #	6.5000		5/1/2024	165,476

	AEROSPACE/DEFENSE - 0.9%
50,000	Boeing Co.	5.8050		5/1/2050	60,123
200,000	TransDigm, Inc. #	6.2500		3/15/2026	211,391
10,000	Triumph Group, Inc.	8.8750		6/1/2024	10,581
					282,095
	ASSET MANAGEMENT - 0.9%
140,000	ICAHN Enterprises LP	6.2500		5/15/2026	149,778
140,000	VistaJet Malta Finance PLC #	10.5000		6/1/2024	126,365
					276,143
	AUTOMOTIVE - 1.9%
62,000	Dealer Tire LLC #	8.0000		2/1/2028	61,923
35,000	Ford Motor Co.	8.5000		4/21/2023	38,745
35,000	Ford Motor Co.	9.0000		4/22/2025	41,004
300,000	Ford Motor Credit Co. LLC	5.0850		1/7/2021	301,125
155,000	General Motors Financial Co., Inc.	3.8500		1/5/2028	163,269
					606,066
	BANKING - 1.4%
80,000	Citigroup, Inc.	4.7000	*	7/30/2168	79,750
99,000	JP Morgan Chase & Co.	5.0000		Perpetual	101,565
110,000	JP Morgan Chase & Co.	4.6000		Perpetual	110,550
70,000	Sumitomo Mitsui Financial Group, Inc.	3.2020		9/17/2029	76,112
71,000	Truist Financial Corp.	5.1000		Perpetual	78,100
					446,077

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 38.3% (Continued)
	BIOTECHNOLOGY & PHARMACEUTICALS - 0.0%
$15,000	Bausch Health Companies, Inc. #	5.2500	1/30/2030	$14,927

	CABLE & SATELITE - 0.8%
100,000	DISH DBS Corp.	5.8750	7/15/2020	105,100
135,000	Sirius XM Radio, Inc. #	4.1250	7/1/2030	142,270
				247,370
	CHEMICALS - 0.4%
56,000	Nova Chemicals Corp. #	5.2500	6/1/2027	54,250
75,000	Element Solutions, Inc. #	3.8750	9/1/2028	76,740
				130,990
	COMMERCIAL SUPPORT SERVICES - 0.4%
35,000	APX Group, Inc. #	6.7500	2/15/2027	36,810
97,000	Tervita Escrow Corp. #	7.6250	12/1/2021	81,576
				118,386
	CONSTRUCTION MATERIALS - 0.4%
60,000	Standard Industries, Inc. #	4.3750	7/15/2030	63,667
45,000	Summit Materials LLC #	6.5000	3/15/2027	48,198
5,000	Summit Materials LLC #	5.2500	1/15/2029	5,257
				117,122
	CONSUMER SERVICES - 0.3%
100,000	Service Corp International	3.3750	8/15/2030	102,086

	CONTAINERS & PACKAGING - 1.0%
55,000	Ball Corp.	2.8750	8/15/2030	55,014
250,000	Reynolds Group Issuer, Inc. #	5.1250	7/15/2023	253,988
				309,002
	DIVERSIFIED INDUSTRIALS - 0.1%
25,000	General Electric Co.	4.2500	5/1/2040	25,286

	ELECTRIC UTILITIES- 0.2%
70,000	Vistra Operations Co. LLC #	5.6250	2/15/2027	74,127

	ENGINEERING & CONSTRUCTION - 0.9%
125,000	Michael Baker International LLC #	8.7500	3/1/2023	124,375
85,000	PowerTeam Services LLC #	9.0330	12/4/2025	90,578
132,837	Stoneway Capital Corp #	10.0000	3/1/2027	64,427
				279,380
	ENTERTAINMENT CONTENT - 0.1%
51,000	Diamond Sports Group LLC #	6.6250	8/15/2027	28,751

	FOOD - 1.2%
323,000	Cooke Omega Investments, Inc. #	8.5000	12/15/2022	333,825
90,319	Youngs PIK SCA (a)	8.2500	8/31/2022	50,272
				384,097
	FOREST PAPER & WOOD PRODUCTS - 0.5%
135,000	Schweitzer-Mauduit International, Inc. #	6.8750	10/1/2026	145,606

	HEALTHCARE FACILITIES & SERVICES - 0.2%
55,000	Centene Corp.	3.3750	2/15/2030	57,355

	HOME CONSTRUCTION - 0.9%
250,000	Taylor Morrison Communities, Inc. #	5.1250	8/1/2030	272,112

	HOUSEHOLD PRODUCTS - 0.4%
40,000	Clearwater Paper Corp.	4.7500	8/15/2028	40,450
60,000	Edgewell Personal Care Co. #	5.5000	6/1/2028	64,134
36,000	Energizer Holdings, Inc,	4.7500	6/15/2028	37,613
				142,197
	INSURANCE - 1.2%
65,000	CNO Financial Group, Inc.	5.2500	5/30/2029	75,914
100,000	Liberty Mutual Insurance Co. #	7.6970	10/15/2097	159,990
105,000	Nationwide Mutual Insurance Co. #	4.3500	4/30/2050	116,089
25,000	New York Life Insurance Co. #	3.7500	5/15/2050	28,544
				380,537

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Principal		Coupon Rate (%)		Maturity Date	Value
	CORPORATE BONDS - 38.3% (Continued)
	INTERNET MEDIA & SERVICES - 0.2%
$70,000	Expedia Group, Inc. #	4.6250		8/1/2027	$73,154

	LEISURE FACILITIES & SERVICES - 2.0%
40,000	Boyd Gaming Corp.#	8.6250		6/1/2025	44,150
15,000	Carnival Corp.	3.9500		10/15/2020	14,981
10,000	Carnival Corp. #	10.5000		2/1/2026	10,525
25,000	Colt Merger Sub, Inc. #	8.1250		7/1/2027	26,533
110,000	Enterprise Development Authority #	12.0000		7/15/2024	120,851
30,000	Hyatt Hotels Corp.	5.3750		4/23/2025	32,841
40,000	Marriott International, Inc.	4.6250		6/15/2030	40,378
55,000	Scientific Games International, Inc. #	7.0000		5/15/2028	54,005
75,000	Station Casinos LLC #	4.5000		2/15/2028	71,482
884,682	Tunica-Biloxi Gaming Authority #	3.7800		6/15/2020	185,783
45,000	Viking Cruises Ltd. #	5.8750		9/15/2027	32,034
					633,563
	METALS & MINING - 1.2%
25,000	Joseph T Ryerson & Son, Inc. #	8.5000		8/1/2028	27,375
373,000	Mountain Province Diamonds, Inc. #	8.0000		12/15/2022	274,039
65,000	Novelis Corp. #	4.7500		1/30/2030	66,007
					367,421
	OIL & GAS PRODUCERS - 3.8%
48,000	Cameron LNG LLC #	3.4020		1/15/2038	51,761
80,000	Cenovus Energy, Inc.	5.3750		7/15/2025	81,512
744,000	Delphi Energy Corp. (a)	10.0000		7/15/2021	251,245
120,000	Energy Transfer Operating LP	7.1250		Perpetual	104,898
84,000	EnLink Midstream LLC	5.3750		6/1/2029	74,296
16,000	EnLink Midstream Partners LP	5.6000		4/1/2044	10,629
45,000	Hess Midstream Partners LP #	5.1250		6/15/2028	46,308
90,000	MEG Energy Corp. #	7.1250		2/1/2027	86,334
75,000	Midwest Connector Capital Co. LLC #	4.6250		4/1/2029	75,690
70,000	MPLX LP	4.5000		4/15/2038	74,461
35,000	PBF Finance Corp. #	9.2500		5/15/2025	38,375
95,000	PBF Finance Corp. #	6.0000		2/15/2028	80,287
85,000	Petroleos Mexicanos #	6.8400		1/23/2030	82,044
105,631	PetroQuest Energy, Inc. (a)(b) #	10.0000		2/15/2024	23,107
24,000	Talos Petroleum LLC	7.5000		5/31/2022	18,600
90,000	Tallgrass Energy Finance Corp. #	6.0000		3/1/2027	84,375
					1,183,922
	OIL & GAS SERVICES & EQUIPMENT - 2.0%
59,000	FTS International, Inc.	6.2500		5/1/2022	20,945
352,000	ION Geophysical Corp.	9.1250		12/15/2021	285,076
190,224	Noram Drilling Co AS	9.0000	~	6/3/2021	190,224
100,000	Shelf Drilling Holdings Ltd. #	8.2500		2/15/2025	36,000
19,000	Transocean, Inc. #	8.0000		2/1/2027	5,914
88,000	Transocean Sentry Ltd. #	5.3750		5/15/2023	70,400
					608,559
	PUBLISHING & BROADCASTING - 0.9%
65,000	Clear Channel Worldwide Holdings, Inc.	9.2500		2/15/2024	63,869
200,000	Clear Channel International BV #	6.6250		8/1/2025	207,750
					271,619
	REAL ESTATE INVESTMENT TRUST - 1.1%
45,000	Istar, Inc.	4.7500		10/1/2024	44,967
105,000	Istar, Inc.	4.2500		8/1/2025	102,375
40,000	Lexington Realty Trust	2.7000		9/15/2030	40,602
55,000	MPT Operating Partnership LP	4.6250		8/1/2029	58,805
100,000	Park Intermediate Holdings LLC #	7.5000		6/1/2025	107,500
					354,249
	RETAIL - DISCRETIONARY - 1.2%
35,000	AutoNation, Inc.	4.7500		6/1/2030	41,119
125,000	Conn’s Inc.	7.2500		7/15/2022	106,689
92,000	DriveTime Automotive Group, Inc. #	8.0000		6/1/2021	91,526
423,000	House of Fraser Funding PLC, 3 mo. LIBOR + 5.7500%	6.6500		9/15/2020	19,823
104,000	Michaels Stores, Inc. #	8.0000		7/15/2027	105,216
					364,373

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 38.3% (Continued)
	SEMICONDUCTORS - 2.3%
$65,000	Broadcom, Inc.	4.1500	11/15/2030	$73,427
657,000	MagnaChip Semiconductor Corp.	6.6250	7/15/2021	659,382
				732,809
	SOFTWARE - 0.4%
120,000	Citrix Systems, Inc.	3.3000	3/1/2030	128,052

	SPECIALTY FINANCE - 2.9%
388,000	ACE Cash Express, Inc. #	12.0000	12/15/2022	281,300
200,000	Avation Capital SA #	6.5000	5/15/2021	139,225
95,000	Avolon Holdings Funding Ltd. #	3.6250	5/1/2022	91,988
108,000	Freedom Mortgage Corp. #	8.1250	11/15/2024	110,824
81,000	Freedom Mortgage Corp. #	8.2500	4/15/2025	83,472
65,000	Global Aircraft Leasing Co. Ltd #	6.5000	9/15/2024	38,025
35,000	Nationstar Mortgage Holdings, Inc. #	6.0000	1/15/2027	37,171
40,000	Nationstar Mortgage Holdings, Inc. #	5.5000	8/15/2028	42,183
84,000	TitleMax Finance Corp. #	11.1250	4/1/2023	75,276
				899,464
	TECHNOLOGY HARDWARE - 1.6%
73,457	Interactive/FriendFinder Networks, Inc.	14.0000	4/27/2025	60,602
194,328	Interactive/FriendFinder Networks, Inc.	14.0000	4/27/2025	160,321
250,000	NCR Corp. #	8.1250	4/15/2025	280,303
				501,226
	TELECOMMUNICATIONS - 2.6%
300,000	Altice France SA #	7.3750	5/1/2026	318,810
407,000	HC2 Holdings, Inc. #	11.5000	12/1/2021	380,799
55,000	T-Mobile USA, Inc. #	2.5500	2/15/2031	57,579
50,000	Windstream Services LLC #	7.7500	8/15/2028	50,187
				807,375
	TRANSPORTATION & LOGISTICS - 1.5%
40,000	Alaska Airlines 2020-1 Class A Pass Through Trust #	4.8000	8/15/2027	41,956
90,000	Bristow Group, Inc.	7.7500	12/15/2022	85,050
200,000	Global Ship Lease, Inc. #	9.8750	11/15/2022	196,453
65,000	Milage Plus Holdings LLC #	6.5000	6/20/2027	67,762
70,000	Western Global Airlines LLC #	10.3750	8/15/2025	71,400
				462,621

	TOTAL CORPORATE BONDS (Cost - $14,017,152)			11,993,595

	CONVERTIBLE BONDS - 0.9%
	BIOTECHNOLOGY & PHARMACEUTICALS - 0.1%
60,000	Tricida, Inc. #	3.5000	5/15/2027	38,862

	FOREST PAPER & WOOD PRODUCTS - 0.0%
330,000	Fortress Global Enterprises, Inc. (a)(b)	9.7500	12/31/2021	13

	LEISURE FACILITIES & SERVICES - 0.3%
45,000	Carnival Corp #	5.7500	4/1/2023	80,930
15,000	Royal Caribbean Cruises	4.2500	6/15/2023	18,289
				99,219
	TRANSPORTATION & LOGISTICS - 0.5%
68,000	Air Canada #	4.0000	7/1/2025	83,205
55,000	Southwest Airlines Co.	1.2500	5/1/2025	73,277
				156,482

	TOTAL CONVERTIBLE BONDS (Cost - $467,056)			294,576

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Coupon Rate (%)		Maturity Date	Value
	PREFERRED STOCK - 3.8%
	ASSET MANAGEMENT - 0.3%
4,000	B Riley Financial, Inc .	—		Perpetual	98,840

	BANKING - 0.8%
10,000	Wells Fargo & Co.	1.2813		Perpetual	254,500

	GAS & WATER UTILITIES - 0.3%
3,075	South Jersey Industries Preferred	1.4063		Perpetual	78,751

	INSURANCE - 0.5%
6,000	Athene Holding Ltd.	1.5938	*	Perpetual	162,420

	LEISURE PRODUCTS - 0.0%
649	JAKKS Pacific, Inc. (a)(b)	—		Perpetual	—

	TELECOMMUNICATIONS - 1.9%
22,500	United States Cellular Corp.	—		Perpetual	590,236

	TOTAL PREFERRED STOCK (Cost - $1,131,400)				1,184,747

	COMMON STOCK - 1.7%
	ENTERTAINMENT CONTENT - 0.0%
781	FriendFinder Networks, Inc. (a)(b) +				—

	LEISURE PRODUCTS - 0.0%
18,994	JAKKS Pacific, Inc. (a)(b)				—

	MACHINERY - 0.4%
161	CE Star (a)(b)				139,805

	OIL & GAS - 0.0%
10,132	PetroQuest Energy, Inc. (a)(b)				—
107,881	Zargon Oil & Gas Ltd.				4,140
					4,140
	RETAIL DISCRETIONARY - 0.4%
2,920	Nebraska Book Holdings, Inc. (a)(b)				133,283

	METALS & MINING - 0.9%
8	RA Parent, Inc. (a)(b) +				274,482

	TOTAL COMMON STOCK (Cost - $855,643)				551,710

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS- 7.9%
	DEBT FUNDS - 6.4%
9,300	iShares 0-5 Year High Yield Corporate Bond ETF	412,548
12,000	iShares Preferred & Income Securities ETF	440,400
10,001	Proshares Ultrashort 20+ Year Treasury	160,416
26,200	VanEck Vectors Emerging Markets High Yield Bond ETF	607,840
11,977	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	377,275
		1,998,479
	EQUITY FUNDS - 1.5%
14,012	Alerian MLP ETF	323,537
5,405	InfraCap MLP ETF	90,426
500	ProShares UltraPro Short S&P 500	4,000
7,400	ProShares UltraShort Russell 2000	63,788
		481,751
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,386,576)	2,480,230

	MUTUAL FUNDS - 9.8%
	DEBT FUNDS - 9.8%
280,849	James Alpha Structured Credit Value Portfolio - Class S ++	3,066,873
	TOTAL MUTUAL FUNDS (Cost - $2,808,492)

	CLOSED END FUND - 8.3%
	DEBT FUND - 8.3%
15,000	Ares Dynamic Credit Allocation Fund Inc	188,700
15,000	BlackRock Core Bond Trust	235,800
25,000	BlackRock Corporate High Yield Fund, Inc.	277,750
22,000	BlackRock Credit Allocation Income Trust	307,120
8,500	BlackRock Limited Duration Income Trust	126,990
20,000	DoubleLine Income Solutions Fund	321,000
25,000	Eaton Vance Ltd Duration Income Fund	293,500
15,622	Invesco Dynamic Credit Opportunities Fund	141,535
14,818	John Hancock Preferred Income Fund III	244,497
30,000	Nuveen Credit Strategies Income Fund	183,000
10,000	Nuveen Preferred & Income Term Fund	226,800
3,084	PGIM High Yield Bond Fund Inc	43,361
	TOTAL CLOSED END FUND (Cost - $2,316,555)	2,590,053

	WARRANTS 0.0%
520,800	DEE.WT.A WARRANTS (a)	1,999
	TOTAL WARRANTS (Cost - $3,130)

	SHORT-TERM INVESTMENTS - 5.1%
1,605,067	Dreyfus Institutional Preferred Government Money Market, Institutional Class, 0.06% *	1,605,067
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,605,067)

	TOTAL INVESTMENTS - 92.5% (Cost - $32,013,502)	28,991,018

	OTHER ASSETS AND LIABILITIES - 7.5%	2,345,472

	NET ASSETS - 100.0%	31,336,490

*	Floating or variable rate security; rate shown represents the rate on August 31, 2020.

~	Pay in kind rate security.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At August 31, 2020, these securities amounted to $10,391,481 or 33.2% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

^	Perpetual maturity date listed is next call date.

++	Affiliated investment

ETF - Exchange Traded Fund

LLC - Limited Liability Company.

LP - Limited Partnership

PLC - Public Limited Company

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $1,045,690 or 3.3% of net assets.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

Principal		Coupon Rate (%)	Maturity Date	Value
	SECURITIES SOLD SHORT (0.4)%
	CORPORATE BONDS - (0.4)%
	APPAREL - (1.2)%
$100,000	Hanesbrands, Inc. #	4.8750	5/15/2026	109,061

	TOTAL CORPORATE BONDS (Proceeds - $95,637)			109,061

	TOTAL SECURITIES SOLD SHORT (Proceeds - $95,637)			109,061

Long (Short)					Unrealized
Contracts		Counter Party	Notional Value	Maturity	Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - 0.0%
1	10-Year US Treasury Note Future	JP Morgan	$139,250	Dec-20	(156)
8	10- Year US Treasury Note Future	JP Morgan	1,275,504	Dec-20	(5,755)
	NET UNREALIZED GAIN FROM OPEN LONG CONTRACTS				(5,911)

	OPEN SHORT FUTURE CONTRACTS - (0.1)%
(8)	2- Year US Treasury Note Future	JP Morgan	1,767,568	Dec-20	(568)
(6)	5- Year US Treasury Note Future	JP Morgan	756,186	Dec-20	(634)
(14)	10-Year USD Deliverable Interest Rate Swap Future	JP Morgan	1,405,684	Sep-20	(29,747)
(5)	Euro Bund Future	JP Morgan	1,049,805	Sep-20	(3,056)
(10)	US Long Bond Future	JP Morgan	1,757,190	Dec-20	24,998
	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS				(9,007)

	NET UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS				(14,918)

	OPEN CREDIT DEFAULT SWAPS - (0.9)%

Notional	Upfront Premiums			Expiration	Pay/Receive
Amount	Paid (Received)	Reference Entity	Counterparty	Date	Fixed Rate ^	Fixed Rate	Value	Unrealized Loss
$3,999,000	$(33,917)	CDX HY CDSI S34 5Y (a)	JP Morgan	6/20/2025	Receive	5.00%	$(268,060)	(234,143)
900,000	(14,382)	CDX IG SERIES 34 5Y (b)	JP Morgan	6/20/2025	Receive	1.00%	(16,617)	(2,235)
							$(284,677)	(236,378)

(a)	Markit CDX NA High Yield Index High Yield Series 34 Index.

(b)	Markit CDX NA Investment Grade Series 34 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Continued)
August 31, 2020

FORWARD CURRENCY CONTRACTS - (0.0)%

Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Sell:
9/10/2020	129,000	CAD	BNY Mellon Corp.	96,409	USD	99,009	(2,600)
9/17/2020	37,000	CAD	BNY Mellon Corp.	27,922	USD	28,398	(476)
9/17/2020	12,800	GBP	BNY Mellon Corp.	16,775	USD	17,140	(365)
9/17/2020	102,000	EUR	BNY Mellon Corp.	120,760	USD	122,028	(1,268)
9/28/2020	2,100	GBP	BNY Mellon Corp.	2,768	USD	2,812	(44)
Total Unrealized:							(4,753)

CAD - Canadian Dollar

EUR - Euro

GBP - Great British Pound

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$11,892,821	$22,644,820	$8,043,550	$4,353,685	$6,436,590
Investments in securities, at value (including collateral on loaned securities Note 4)	$12,731,715	$32,164,045	$9,551,275	$5,558,706	$6,520,271
Unrealized appreciation on forward currency exchange contracts	—	—	—	—	40,914
Receivable for securities sold	—	—	26,249	—	46,490
Receivable for fund shares sold	1,248	881	1,013	4,759	1,940
Interest and dividends receivable	12,797	22,306	15,747	1,529	28,708
Prepaid expenses and other assets	7,116	22,747	6,366	2,833	4,610
Total Assets	12,752,876	32,209,979	9,600,650	5,567,827	6,642,933

Liabilities:
Securities lending collateral (Note 4)	—	—	—	137,876	—
Payable for securities purchased	—	—	7,576	—	33,056
Payable for fund shares redeemed	8,184	—	942	105	13,067
Payable to manager	8,823	17,493	6,028	2,724	5,477
exchange contracts	—	—	—	—	40,915
Administration fees payable	4,528	14,840	5,680	2,087	5,758
Custody fees payable	3,082	5,694	4,659	5,331	6,399
Trustee fees payable	865	1,824	689	323	609
Compliance officer fees payable	845	1,983	609	360	542
Payable for distribution (12b-1) fees	382	2,580	740	85	32
Accrued expenses and other liabilities	6,514	14,977	6,597	3,289	6,866
Total Liabilities	33,223	59,391	33,520	152,180	112,721

Net Assets	$12,719,653	$32,150,588	$9,567,130	$5,415,647	$6,530,212

Net Assets:
Par value of shares of beneficial interest	$5,719	$11,951	$8,437	$8,441	$7,307
Paid in capital	12,032,086	22,649,562	7,488,500	4,807,269	9,450,203
Accumulated earnings (loss)	681,848	9,489,075	2,070,193	599,937	(2,927,298)
Net Assets	$12,719,653	$32,150,588	$9,567,130	$5,415,647	$6,530,212

Net Asset Value Per Share
Class I
Net Assets	$12,316,757	$28,235,604	$8,125,907	$5,361,850	$6,277,398
Shares of beneficial interest outstanding	551,859	987,238	700,613	834,478	702,277
Net asset value, redemption price and offering price per share	$22.32	$28.60	$11.60	$6.43	$8.94

Class A
Net Assets	$290,095	$1,238,549	$1,300,688	$52,328	$252,081
Shares of beneficial interest outstanding	13,646	48,228	126,229	8,978	28,333
Net asset value, redemption price per share	$21.26	$25.68	$10.30	$5.83	$8.90
Offering price per share (maximum sales charge of 5.75%)	$22.56	$27.25	$10.93	$6.19	$9.44

Class C
Net Assets	$112,801	$2,676,435	$140,535	$1,469	$733
Shares of beneficial interest outstanding	6,394	159,659	16,856	595	91
Net asset value, offering price per share (a)	$17.64	$16.76	$8.34	$2.47	$8.04	(b)

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

						Investment
	Health &	Technology &	Energy & Basic	Financial		Quality
	Biotechnology	Communications	Materials	Services		Bond
	Portfolio	Portfolio	Portfolio	Portfolio		Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 4)	$10,575,393	$20,968,205	$1,136,380	872,058		$4,332,266
Investments in securities, at value (including collateral on loaned securities Note 4)	$12,781,231	$61,851,243	$1,044,725	1,064,255		$4,536,202
Receivable for fund shares sold	165	27,422	127	153		679
Interest and dividends receivable	24,925	63,789	6,705	1,445		11
Prepaid expenses and other assets	14,106	58,356	2,859	4,739		5,843
Total Assets	12,820,427	62,000,810	1,054,416	1,070,592		4,542,735

Liabilities:
Payable for fund shares redeemed	6,817	29,806	—	—		860
Payable to manager	13,539	63,006	753	509		2,103
Administration fees payable	6,002	23,217	—	—		1,056
Custody fees payable	2,384	4,589	2,723	2,059		1,353
Trustee fees payable	624	2,384	138	99		286
Compliance officer fees payable	875	3,009	71	—		306
Payable for distribution (12b-1) fees	4,826	15,769	45	48		7,894
Accrued expenses and other liabilities	7,564	33,617	878	999		2,693
Total Liabilities	42,631	175,397	4,608	3,714		16,551

Net Assets	$12,777,796	61,825,413	$1,049,808	$1,066,878		$4,526,184

Net Assets:
Par value of shares of beneficial interest	$6,009	$21,612	$1,289	$1,367		$4,625
Paid in capital	9,084,427	15,330,416	2,299,040	878,797		4,323,871
Accumulated earnings (loss)	3,687,360	46,473,385	(1,250,521)	186,714		197,688
Net Assets	$12,777,796	$61,825,413	$1,049,808	$1,066,878		$4,526,184

Net Asset Value Per Share
Class I
Net Assets	$6,740,703	$32,789,954	$941,067	944,265		$4,345,164
Shares of beneficial interest outstanding	292,851	1,036,607	114,228	119,679		443,928
Net asset value, redemption price and offering price per share	$23.02	$31.63	$8.24	7.89		$9.79

Class A
Net Assets	$5,294,439	$19,041,725	$104,153	122,519		$141,865
Shares of beneficial interest outstanding	260,699	674,285	13,932	17,042		14,530
Net asset value, redemption price per share	$20.31	$28.24	$7.48	7.19		$9.76
Offering price per share (maximum sales charge of 5.75%)	$21.55	$29.96	$7.94	7.63		$10.36

Class C
Net Assets	$742,654	$9,993,734	$4,588	94		$39,155
Shares of beneficial interest outstanding	47,374	450,348	744	16		4,019
Net asset value, offering price per share (a)	$15.68	$22.19	$6.17	6.05	(b)	$9.74

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

			Aggressive		Conservative		Moderate
	Municipal	U.S. Government	Balanced		Balanced		Balanced
	Bond	Money Market	Allocation		Allocation		Allocation
	Portfolio	Portfolio	Portfolio		Portfolio		Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$417,965		$677,001		$656,768
Investments in securities, at cost	602,076	5,668,195	406,297		1,500,088		776,839
Total Investments, at cost	$602,076	$5,668,195	$824,262		$2,177,089		$1,433,607
Investments Affiliates, at value	$—	$—	$442,686		$763,504		$717,339
Investments in securities, at value	612,645	5,668,195	407,766		1,525,394		782,373
Total Investments, at value	$612,645	$5,668,195	$850,452		$2,288,898		$1,499,712
Cash	7	—	—		—		—
Receivable for fund shares sold	—	1,067	—		—		—
Interest and dividends receivable	1	9	—		—		—
Receivable from manager	4,111	20,695	1,833		653		893
Prepaid expenses and other assets	5,044	17,429	3,796		4,433		4,843
Total Assets	621,808	5,707,395	856,081		2,293,984		1,505,448

Liabilities:
Payable for fund shares redeemed	—	1	—		8,195		—
Administration fees payable	—	2,654	—		—		—
Custody fees payable	509	2,188	282		343		264
Trustee fees payable	51	724	25		125		65
Compliance officer fees payable	52	399	35		182		72
Payable for distribution (12b-1) fees	—	785	154		525		435
Distributions payable	—	2	—		—		—
Accrued expenses and other liabilities	1,089	2,578	439		1,027		677
Total Liabilities	1,701	9,331	935		10,397		1,513

Net Assets	$620,107	$5,698,064	$855,146		$2,283,587		$1,503,935

Net Assets:
Par value of shares of beneficial interest	$684	$57,094	$822		$2,162		$1,411
Paid in capital	632,383	5,640,154	821,770		2,198,378		1,442,766
Accumulated earnings (loss)	(12,960)	816	32,554		83,047		59,758
Net Assets	$620,107	$5,698,064	$855,146		$2,283,587		$1,503,935

Net Asset Value Per Share
Class I
Net Assets	$507,054	$5,210,084	$666,412		$1,655,993		$967,171
Shares of beneficial interest outstanding	55,823	5,222,051	63,973		156,510		90,503
Net asset value, redemption price and offering price per share	$9.08	$1.00	$10.42		$10.58		$10.69

Class A
Net Assets	$77,836	$389,633	$4,712		$33,538		$34,271
Shares of beneficial interest outstanding	8,655	389,440	453		3,174		3,213
Net asset value, redemption price per share	$8.99	$1.00	$10.39	(b)	$10.56	(b)	$10.67
Offering price per share (maximum sales charge of 5.75%)	$9.54	$1.06	$11.02		$11.20		$11.32

Class C
Net Assets	$35,217	$98,347	$184,022		$594,056		$502,493
Shares of beneficial interest outstanding	3,878	97,923	17,789		56,550		47,358
Net asset value, offering price per share (a)	$9.08	$1.00	$10.34		$10.51	(b)	$10.61

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	Moderately		Moderately			James Alpha	James Alpha
	Aggressive Balanced		Conservative		James Alpha	Global Real Estate	Multi Strategy
	Allocation		Balanced Allocation		Macro	Investments	Alternative Income
	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
	(Consolidated)
Assets:
Investments in Affiliates, at cost	$335,900		$369,778		$2,932,220	$—	$713,761
Investments in Unaffilated securities, at cost	364,133		550,098		4,408,080	1,011,421,703	14,375,367
Total Investments, at cost	$700,033		$919,876		$7,340,300	$1,011,421,703	$15,089,128
Investments Affiliates, at value	$367,243		$384,660		$3,091,078	$—	$763,594
Investments in Unaffiated securities, at value	370,715		563,814		4,504,355	733,593,157	14,376,519
Total Investments, at value	$737,958		$948,474		$7,595,433	$733,593,157	$15,140,113
Cash	—		—		388,453	—	298,591
Foreign Cash (Cost $0, $0, $2,800, $176,507, $0)	—		—		2,834	177,282	—
Deposit at Broker	—		—		1,165,067	—	386,031
Unrealized appreciation on swaps	—		—		213,668	—	—
Unrealized appreciation on forward currency exchange contracts	—		—		433,692	336	—
Receivable for securities sold	—		—		—	13,874,290	560,150
Receivable for fund shares sold	—		—		1,505	1,542,540	102
Interest and dividends receivable	29		75		242	1,466,800	18,477
Receivable from manager	2,197		2,456		2,851	—	—
Prepaid expenses and other assets	4,265		1,378		12,284	200,206	5,994
Total Assets	744,449		952,383		9,816,029	750,854,611	16,409,458

Liabilities:
Securities sold short (Cost $0, $0, $0, $0, $2,197,488)	—		—		—	—	2,589,056
Foreign Cash Overdraft (cost $0, $0, $0, $0, $10,551)	—		—		—	—	10,693
Payable for securities purchased	—		—		—	18,433,253	291,661
Payable for fund shares redeemed	—		32,853		14,433	1,208,276	16,650
Payable to manager	—		—		—	435,128	10,495
Unrealized depreciation on forward currency contracts	—		—		432,615	31,346	64
Supervisory fee payable	—		—		905	42,636	917
Administration fees payable	—		—		7,607	249,136	10,283
Custody fees payable	250		266		8,666	61,837	37,796
Trustee fees payable	19		34		672	25,568	972
Compliance officer fees payable	47		81		748	50,650	915
Payable for distribution (12b-1) fees	137		102		541	86,106	68
Dividend Payable	—		—		—	—	673
Accrued expenses and other liabilities	422		891		13,782	315,329	7,513
Total Liabilities	875		34,227		479,969	20,939,265	2,977,756

Net Assets	$743,574		$918,156		$9,336,060	$729,915,346	$13,431,702

Net Assets:
Par value of shares of beneficial interest	$711		$887		$10,682	$454,108	$14,260
Paid in capital	703,899		878,806		12,253,031	977,492,593	12,930,915
Accumulated earnings (loss)	38,964		38,463		(2,927,653)	(248,031,355)	486,527
Net Assets	$743,574		$918,156		$9,336,060	$729,915,346	$13,431,702

Net Asset Value Per Share
Class I
Net Assets	$567,907		$835,626		$6,020,469	$544,431,673	$12,625,203
Shares of beneficial interest outstanding	54,195		80,649		689,048	33,620,335	1,341,178
Net asset value, redemption price and offering price per share	$10.48		$10.36		$8.74	$16.19	$9.41

Class A
Net Assets	$15,093		$11		$137,521	$88,222,164	$4,053
Shares of beneficial interest outstanding	1,444		1		15,824	5,670,240	431
Net asset value, redemption price per share	$10.46	(b)	$10.36	(b)	$8.69	$15.56	$9.40
Offering price per share (maximum sales charge of 5.75%)	$11.10		$10.99		$9.22	$16.51	$9.97

Class C
Net Assets	$160,574		$82,519		$292,684	$65,906,656	$68,561
Shares of beneficial interest outstanding	15,430		8,024		35,480	4,202,935	7,447
Net asset value, offering price per share (a)	$10.41		$10.28		$8.25	$15.68	$9.21

Class S
Net Assets	N/A		N/A		$2,885,386	$31,354,853	$733,885
Shares of beneficial interest outstanding	N/A		N/A		327,852	1,917,307	76,905
Net asset value, redemption price and offering price per share	N/A		N/A		$8.80	$16.35	$9.54

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—	$—	$2,808,492
Investments in Unaffilated securities, at cost	46,958,335	3,018,312	29,205,010
Total Investments, at cost	$46,958,335	$3,018,312	$32,013,502
Investments Affiliates, at value	$—	$—	$3,066,873
Investments in Unaffiated securities, at value	52,284,777	3,096,074	25,924,144
Total Investments, at value	52,284,777	3,096,074	28,991,017
Cash	—	—	1,616
Foreign Cash (Cost $0, $0, $483)	—	—	485
Deposit at Broker	1,272,803	902,223	2,649,459
Receivable for securities sold	1,746,441	—	148,687
Receivable on open swap contracts	1,253,450	88,750	—
Receivable for fund shares sold	250,302	78,109	190,880
Interest and dividends receivable	175	65	220,504
Receivable from manager	—	6,221	—
Prepaid expenses and other assets	3,300	12,249	25,161
Total Assets	56,811,248	4,183,691	32,227,809

Liabilities:
Options written (premiums received $1,623,778, $155,628, $0)	2,037,475	108,050	—
Securities sold short ($313,625, $0, $95,637)	349,310	—	109,061
Payable for securities purchased	—	—	171,944
Payable for fund shares redeemed	171,259	14,708	182,510
Payable to manager	39,871	—	22,969
Unrealized depreciation of futures contracts	—	—	14,918
Unrealized depreciation on forward currency contracts	—	—	4,753
Variation margin payable	—	—	4,516
Payable on open swap contracts	8,131	883	—
Premium received on open swap contracts	—	—	48,299
Unrealized depreciation on swaps	—	—	236,378
Supervisory fee payable	6,867	600	2,323
Administration fees payable	18,719	—	32,115
Custody fees payable	1,181	1,226	15,835
Trustee fees payable	525	616	2,528
Compliance officer fees payable	2,953	371	2,888
Payable for distribution (12b-1) fees	1,797	13	2,942
Interest Payable	—	—	1,207
Accrued expenses and other liabilities	11,765	9,125	36,133
Total Liabilities	2,649,853	135,592	891,319

Net Assets	$54,161,395	$4,048,099	$31,336,490

Net Assets:
Par value of shares of beneficial interest	$49,361	$4,783	$35,384
Paid in capital	51,524,890	4,636,417	36,806,414
Accumulated earnings (loss)	2,587,144	(593,101)	(5,505,308)
Net Assets	$54,161,395	$4,048,099	$31,336,490

Net Asset Value Per Share
Class I
Net Assets	$41,144,930	$2,663,633	$13,601,422
Shares of beneficial interest outstanding	3,754,550	315,594	1,547,965
Net asset value, redemption price and offering price per share	$10.96	$8.44	$8.79

Class A
Net Assets	$1,536,646	$69,564	$1,595,111
Shares of beneficial interest outstanding	141,909	8,353	183,029
Net asset value, redemption price per share	$10.83	$8.33	$8.72
Offering price per share (maximum sales charge of 5.75%)	$11.49	$8.84	$9.25

Class C
Net Assets	$1,778,647	$19,096	$556,275
Shares of beneficial interest outstanding	168,256	2,364	63,544
Net asset value, offering price per share (a)	$10.57	$8.08	$8.75

Class S
Net Assets	$9,701,172	$1,295,806	$15,583,682
Shares of beneficial interest outstanding	871,374	152,008	1,743,879
Net asset value, redemption price and offering price per share	$11.13	$8.52	$8.94

(a)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$132,176	$281,129	$167,562	$61,915	$199,028
Interest income	6,425	3,107	2,355	2,235	755
Securities lending income - net	971	535	609	1,378	423
Less: Foreign withholding taxes	(3,191)	—	(69)	(8)	(19,135)
Total Investment Income	136,381	284,771	170,457	65,520	181,071

Operating Expenses:
Management fees	86,636	182,631	73,596	34,326	57,988
Distribution (12b-1) fees
Class A Shares	1,274	4,050	5,346	214	1,343
Class C Shares	1,547	26,090	1,754	170	46
Administration fees	23,407	47,895	21,205	13,072	22,376
Registration fees	15,556	25,317	16,477	13,964	13,771
Professional fees	7,486	12,702	5,183	2,816	4,319
Custodian fees	7,943	15,391	10,633	14,194	14,472
Trustees’ fees	1,992	4,459	1,533	813	1,303
Compliance officer fees	2,139	4,390	1,559	832	1,304
Printing and postage expense	6,083	10,834	7,646	4,994	5,581
Insurance expense	151	649	228	195	230
Shareholder servicing fees	2,547	9,441	3,236	1,108	3,547
Miscellaneous expenses	2,252	2,252	1,932	2,252	2,105
Total Operating Expenses	159,013	346,101	150,328	88,950	128,385
Less: Expenses waived and/or reimbursed	—	—	—	—	(30,421)
Net Operating Expenses	159,013	346,101	150,328	88,950	97,964

Net Investment Income (Loss)	(22,632)	(61,330)	20,129	(23,430)	83,107

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(21,483)	2,526,293	649,015	(240,715)	(259,430)
Net Realized Gain (Loss)	(21,483)	2,526,293	649,015	(240,715)	(259,430)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	632,441	6,335,049	(740,249)	687,572	362,150
Net Realized and Unrealized Gain on investments	610,958	8,861,342	(91,234)	446,857	102,720

Net Increase (Decrease) in Net Assets Resulting From Operations	$588,326	$8,800,012	$(71,105)	$423,427	$185,827

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$260,283	$684,246	$55,004	$27,672	$95,322
Interest income	1,659	3,824	251	236	558
Dividend income from Affiliates	—	—	—	—	—
Securities lending income - net	4,033	2,008	—	—	22
Less: Foreign withholding taxes	(8,152)	—	(3,610)	(71)	—
Total Investment Income	257,823	690,078	51,645	27,837	95,902

Operating Expenses:
Management fees	164,732	686,955	14,349	14,894	25,311
Distribution (12b-1) fees
Class A Shares	21,622	68,745	742	404	569
Class C Shares	7,716	85,455	67	19	595
Administration fees	23,839	86,933	5,172	5,256	9,612
Registration fees	24,802	31,320	8,149	11,341	13,462
Professional fees	7,099	27,619	571	476	2,501
Custodian fees	6,180	13,388	7,461	4,564	3,611
Trustees’ fees	1,993	8,115	187	175	643
Compliance officer fees	2,050	7,354	209	200	702
Printing and postage expense	9,380	25,963	3,318	2,143	3,750
Insurance expense	305	931	83	75	165
Shareholder servicing fees	8,835	33,412	130	482	1,277
Miscellaneous expenses	2,252	2,252	2,090	2,252	2,164
Total Operating Expenses	280,805	1,078,442	42,528	42,281	64,362
Less: Expenses waived	—	—	(7,300)	(6,123)	—
Net Operating Expenses	280,805	1,078,442	35,228	36,158	64,362

Net Investment Income (Loss)	(22,982)	(388,364)	16,417	(8,321)	31,540

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,509,451	6,072,985	(255,585)	35,851	34,337
Reimbursement from Affiliate	—	—	—	—	—
Net realized gain (loss)	1,509,451	6,072,985	(255,585)	35,851	34,337

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	125,197	10,465,455	31,815	(143,043)	75,852
Net Realized and Unrealized Gain (Loss) on Investments	1,634,648	16,538,440	(223,770)	(107,192)	110,189

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,611,666	$16,150,076	$(207,353)	$(115,513)	$141,729

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$10,033	$—	$8,121	$24,339	$13,179
Interest income	203	59,390	775	7,055	2,024
Dividend income from Affiliates	—	—	15,242	42,658	23,340
Total Investment Income	10,236	59,390	24,138	74,052	38,543

Operating Expenses:
Management fees	3,632	29,658	6,851	21,512	11,871
Distribution (12b-1) fees
Class A Shares	305	1,573	11	80	67
Class C Shares	505	1,788	1,461	6,823	4,780
Registration fees	6,008	16,512	1,210	4,834	1,718
Administration fees	3,312	12,381	3,784	5,992	4,738
Custodian fees	1,495	5,007	525	1,010	669
Printing and postage expense	529	3,943	117	133	70
Professional fees	262	27	363	1,258	710
Shareholder servicing fees	298	301	6	170	47
Compliance officer fees	137	1,031	102	404	194
Trustees’ fees	104	34	109	418	233
Insurance expense	51	210	13	33	13
Miscellaneous expenses	2,252	2,274	2,274	2,285	2,283
Total Operating Expenses	18,890	74,739	16,826	44,952	27,393
Less: Expenses waived and/or reimbursed	(9,326)	(28,921)	(9,335)	(19,169)	(12,115)
Net Operating Expenses	9,564	45,818	7,491	25,783	15,278

Net Investment Income (Loss)	672	13,572	16,647	48,269	23,265

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(736)	—	(5,888)	(16,710)	(10,136)
Distribution of realized gains by underlying affiliated investment companies	—	—	14,667	41,524	21,117
Affiliated Investments	—	—	—	(47,354)	(14,345)
Net realized gain (loss)	(736)	—	8,779	(22,540)	(3,364)

Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	—	39,995	103,663	86,173
Investments	5,093	—	641	10,890	1,077
Net change in unrealized appreciation (depreciation)	5,093	—	40,636	114,553	87,250
Net Realized and Unrealized Gain (Loss) on Investments	4,357	—	49,415	92,013	83,886

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,029	$13,572	$66,062	$140,282	$107,151

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

	Moderately	Moderately		James Alpha	James Alpha
	Aggressive Balanced	Conservative	James Alpha	Global Real Estate	Multi Strategy
	Allocation	Balanced Allocation	Macro	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(Consolidated)
Investment Income:
Dividend income	$7,237	$9,724	$131,968	$25,502,066	$333,000
Interest income	774	1,857	15,871	394,465	56,052
Dividend income from Affiliates	12,156	19,941	154,731	—	52,860
Less: Foreign withholding taxes	—	—	(723)	(695,289)	(12,014)
Total Investment Income	20,167	31,522	301,847	25,201,242	429,898

Operating Expenses:
Management fees	5,812	8,695	112,748	7,931,407	261,141
Supervisory fees	—	—	12,014	567,203	12,014
Distribution (12b-1) fees
Class A Shares	26	—	462	248,242	83
Class C Shares	1,646	1,894	3,354	763,023	1,062
Administration fees	3,723	4,352	26,023	1,297,789	39,358
Printing and postage expense	46	798	12,355	190,889	10,717
Custodian fees	55	85	23,158	293,391	104,065
Registration fees	940	939	40,916	163,712	18,840
Professional fees	290	478	15,500	490,763	3,177
Compliance officer fees	113	190	1,640	127,624	2,034
Trustees’ fees	106	145	1,610	135,605	1,887
Shareholder servicing fees	3	3	7,442	659,255	2,715
Insurance expense	8	14	242	18,334	546
Dividend Expense	—	—	—	—	43,646
Interest Expense	—	—	3,500	—	84,046
Miscellaneous expenses	2,283	2,278	5,046	7,737	3,359
Total Operating Expenses	15,051	19,871	266,010	12,894,974	588,690
Less: Expenses waived and/or reimbursed	(8,273)	(10,326)	(129,870)	(1,158,275)	(205,534)
Plus: Expenses recaptured	—	—	—	24,973	—
Net Operating Expenses	6,778	9,545	136,140	11,761,672	383,156

Net Investment Income	13,389	21,977	165,707	13,439,570	46,742

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(2,489)	(536)	(557,869)	78,812,147	1,560,495
Affiliated Investments	(2,909)	(4,743)	19,725	—	7,819
Securities sold short	—	—	—	—	(179,429)
Options purchased	—	—	—	—	7,952
Options written	—	—	—	—	489
Swaps	—	—	(13,500)	—	—
Distribution of realized gains by underlying affiliated and non affiliated investment companies	11,018	16,083	1,961	—	748
Net realized gain (loss)	5,620	10,804	(549,683)	78,812,147	1,398,074

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	4,779	7,173	10,553	(154,651,589)	(507,874)
Affiliated Investments	42,601	33,128	151,982	19,166
Options purchased	—	—	—	—	576
Options written	—	—	—	—	(161)
Securities sold short	—	—	—	—	(83,354)
Swaps	—	—	(331,431)	—	—
Net change in unrealized appreciation (depreciation)	47,380	40,301	(168,896)	(154,651,589)	(571,647)
Net Realized and Unrealized Gain (Loss) on investments	53,000	51,105	(718,579)	(75,839,442)	826,427

Net Increase (Decrease) in Net Assets Resulting From Operations	$66,389	$73,082	$(552,872)	$(62,399,872)	$873,169

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2020

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Investment Income:
Dividend income	$632,563	$96,282	$518,869
Interest income	41,782	9,573	1,782,467
Dividend income from Affiliates	—	—	278,692
Less: Foreign withholding taxes	—	—	(164)
Total Investment Income	674,345	105,855	2,579,864

Operating Expenses:
Management fees	561,171	62,290	728,431
Supervisory fees	31,225	12,014	28,214
Distribution (12b-1) fees
Class A Shares	2,724	241	8,213
Class C Shares	14,814	434	7,799
Administration fees	75,102	12,684	129,821
Registration fees	41,363	37,930	52,924
Professional fees	30,826	3,239	24,458
Custodian fees	5,390	2,775	50,865
Trustees’ fees	6,251	894	7,267
Compliance officer fees	6,344	892	7,192
Printing and postage expense	17,273	5,544	21,488
Insurance expense	982	441	1,229
Shareholder servicing fees	59,079	3,368	56,092
Dividend Expense	—	—	1,396
Interest Expense	10,180	6,644	108,793
Miscellaneous expenses	3,600	3,284	3,706
Total Operating Expenses	866,324	152,674	1,237,888
Less: Expenses waived	(52,139)	(59,174)	(399,006)
Plus: Expenses Recaptured	1,909	—	—
Net Operating Expenses	816,094	93,500	838,882

Net Investment Income	(141,749)	12,355	1,740,982

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,654,539	407,391	(716,375)
Affiliated Investments	—	—	120,091
Options purchased	11,762,786	(1,739,660)	—
Options written	(18,858,468)	329,675	—
Swaps	3,572,766	386,021	331,827
Securities sold short	—	—	(23,681)
Futures contracts	—	—	(383,635)
Distribution of realized gains by underlying investment companies	—	—	4,387
Net realized gain (loss)	(1,868,377)	(616,573)	(667,386)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	5,580,246	421,224	(1,042,591)
Affiliated Investments	—	—	15,522
Options purchased	(76,051)	45,170	—
Options written	(629,596)	55,514	—
Swaps	—	—	(134,921)
Securities sold short	(35,685)	—	57,023
Futures contracts	—	—	101,486
Net change in unrealized appreciation (depreciation)	4,838,914	521,908	(1,003,481)
Net Realized and Unrealized Gain (Loss) on investments	2,970,537	(94,665)	(1,670,867)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,828,788	$(82,310)	$70,115

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$(22,632)	$(11,628)	$(61,330)	$(79,354)	$20,129	$61,742
Net realized gain (loss) on investments	(21,483)	(75,680)	2,526,293	5,289,118	649,015	305,868
Net change in unrealized appreciation (depreciation) on investments	632,441	(76,854)	6,335,049	(7,141,046)	(740,249)	(926,947)
Net increase (decrease) in net assets resulting from operations	588,326	(164,162)	8,800,012	(1,931,282)	(71,105)	(559,337)

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	(900,190)	(3,517,822)	(5,157,667)	(35,392)	(896,643)
Class A	—	(29,759)	(148,748)	(337,431)	(178)	(199,494)
Class C	—	(42,504)	(645,613)	(2,202,129)	—	(64,901)
Total Dividends and Distributions to Shareholders	—	(972,453)	(4,312,183)	(7,697,227)	(35,570)	(1,161,038)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	1,157,261	845,890	1,928,559	3,774,458	778,940	486,707
Class A	31,554	178,551	116,635	547,274	8,645	133,129
Class C	8,693	92,728	174,335	495,788	3,940	16,856
Reinvestment of dividends and distributions
Class I	—	827,955	3,191,266	4,651,659	32,557	827,035
Class A	—	11,940	143,727	324,463	173	192,566
Class C	—	42,356	629,083	2,190,675	—	54,412
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(2,760,823)	(2,235,180)	(5,501,191)	(7,360,441)	(1,445,700)	(1,415,102)
Class A	(65,754)	(295,879)	(245,687)	(1,190,222)	(155,163)	(767,754)
Class C	(156,667)	(491,974)	(1,457,222)	(6,801,370)	(109,258)	(393,548)
Net decrease in net assets from share transactions of beneficial interest	(1,785,736)	(1,023,613)	(1,020,495)	(3,367,716)	(885,866)	(865,699)

Total Increase (Decrease) in Net Assets	(1,197,410)	(2,160,228)	3,467,334	(12,996,225)	(992,541)	(2,586,074)

Net Assets:
Beginning of year	13,917,063	16,077,291	28,683,254	41,679,479	10,559,671	13,145,745
End of year	$12,719,653	$13,917,063	$32,150,588	$28,683,254	$9,567,130	$10,559,671

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$(23,430)	$(3,906)	$83,107	$194,298	$(22,982)	$(41,379)
Net realized loss on investments and foreign currency transactions	(240,715)	(342,313)	(259,430)	(1,837,358)	1,509,451	591,981
Distribution of realized gains by underlying investment companies	—	799	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	687,572	(829,270)	362,150	29,594	125,197	(2,147,366)
Net increase (decrease) in net assets resulting from operations	423,427	(1,174,690)	185,827	(1,613,466)	1,611,666	(1,596,764)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(1,010)	(777,977)	(170,545)	(60,541)	(284,539)	(1,387,584)
Class A	—	(5,555)	(6,388)	(1,371)	(244,485)	(922,061)
Class C	—	(49,216)	—	—	(45,652)	(413,521)
Total Dividends and Distributions to Shareholders	(1,010)	(832,748)	(176,933)	(61,912)	(574,676)	(2,723,166)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	424,519	155,506	339,076	2,912,313	557,514	378,098
Class A	6,217	53,110	1,232	213,702	183,409	903,218
Class C	2,038	7,682	1,708	6,378	73,667	39,136
Reinvestment of dividends and distributions
Class I	924	692,711	162,828	58,378	269,184	1,301,843
Class A	—	5,555	6,388	1,371	229,936	865,742
Class C	—	49,034	—	—	43,013	398,026
Redemption fee proceeds
Class I	—	—	—	403	—	—
Class A	—	—	—	15	—	—
Class C	—	—	—	4	—	—
Cost of shares redeemed
Class I	(837,810)	(913,085)	(2,556,406)	(4,061,743)	(1,569,953)	(1,962,972)
Class A	(12,410)	(41,120)	(113,014)	(148,296)	(951,251)	(787,128)
Class C	(44,082)	(170,696)	(10,591)	(109,824)	(159,661)	(1,238,803)
Net increase (decrease) in net assets from share transactions of beneficial interest	(460,604)	(161,303)	(2,168,779)	(1,127,299)	(1,324,142)	(102,840)

Total Decrease in Net Assets	(38,187)	(2,168,741)	(2,159,885)	(2,802,677)	(287,152)	(4,422,770)

Net Assets:
Beginning of year	5,453,834	7,622,575	8,690,097	11,492,774	13,064,948	17,487,718
End of year	$5,415,647	$5,453,834	$6,530,212	$8,690,097	$12,777,796	$13,064,948

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$(388,364)	$(103,990)	$16,417	$4,367	$(8,321)	$(10,926)
Net realized gain (loss) on investments and foreign currency transactions	6,072,985	2,254,762	(255,585)	(147,649)	35,851	69,671
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,465,455	(1,681,240)	31,815	(460,586)	(143,043)	(236,666)
Net increase (decrease) in net assets resulting from operations	16,150,076	469,532	(207,353)	(603,868)	(115,513)	(177,921)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(1,105,213)	(1,055,533)	—	—	(28,891)	(194,973)
Class A	(743,072)	(669,408)	—	—	(2,508)	(16,714)
Class C	(448,156)	(507,609)	—	—	(135)	(10,019)
Total Dividends and Distributions to Shareholders	(2,296,441)	(2,232,550)	—	—	(31,534)	(221,706)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	4,814,431	4,057,640	350,464	262,026	212,524	207,089
Class A	802,452	2,961,089	75,311	11,139	38,574	15,719
Class C	546,867	560,216	41	440	55	591
Reinvestment of dividends and distributions
Class I	1,027,407	988,234	—	—	28,141	185,216
Class A	697,970	624,254	—	—	2,090	13,263
Class C	438,993	501,622	—	—	135	9,918
Redemption fee proceeds
Class I	7	458	—	—	—	—
Class A	4	265	—	—	—	—
Class C	2	155	—	—	—	—
Cost of shares redeemed
Class I	(8,952,672)	(5,537,029)	(205,277)	(606,493)	(292,691)	(312,367)
Class A	(4,065,186)	(3,612,753)	(225,083)	(60,011)	(7,009)	(15,935)
Class C	(1,426,424)	(3,255,215)	(2,403)	(38,243)	(7,369)	(56,289)
Net increase (decrease) in net assets from share transactions of beneficial interest	(6,116,149)	(2,711,064)	(6,947)	(431,142)	(25,550)	47,205

Total Increase (Decrease) in Net Assets	7,737,486	(4,474,082)	(214,300)	(1,035,010)	(172,597)	(352,422)

Net Assets:
Beginning of year	54,087,927	58,562,009	1,264,108	2,299,118	1,239,475	1,591,897
End of year	$61,825,413	$54,087,927	$1,049,808	$1,264,108	$1,066,878	$1,239,475

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$31,540	$54,693	$672	$785	$13,572	$82,140
Net realized gain (loss) on investments	34,337	(17,249)	(736)	(1,445)	—	—
Net change in unrealized appreciation on investments	75,852	149,763	5,093	6,169	—	—
Net increase in net assets resulting from operations	141,729	187,207	5,029	5,509	13,572	82,140

Distributions to Shareholders:
Total Distributions Paid:
Class I	(35,860)	(64,085)	(542)	(583)	(13,279)	(78,814)
Class A	(650)	(930)	(78)	(18)	(271)	(2,444)
Class C	(148)	(1,723)	(52)	(184)	(36)	(848)
Total Dividends and Distributions to Shareholders	(36,658)	(66,738)	(672)	(785)	(13,586)	(82,106)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	1,415,333	306,860	1,280	3,105	2,742,172	3,518,033
Class A	1,398	139,429	2,338	130,089	387,591	484,472
Class C	7,202	18,866	7,626	7,762	710,399	248,297
Reinvestment of dividends and distributions
Class I	33,780	58,681	522	575	12,754	76,376
Class A	591	802	77	17	246	2,148
Class C	144	1,670	52	183	29	721
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,448,496)	(1,169,909)	(55,092)	(39,804)	(3,536,706)	(5,258,965)
Class A	(6,707)	(79,314)	—	(56,136)	(324,265)	(620,100)
Class C	(72,233)	(288,288)	(42,905)	(144,499)	(777,072)	(591,134)
Net increase (decrease) in net assets from share transactions of beneficial interest	(68,988)	(1,011,203)	(86,102)	(98,708)	(784,852)	(2,140,152)

Total Increase (Decrease) in Net Assets	36,083	(890,734)	(81,745)	(93,984)	(784,866)	(2,140,118)

Net Assets:
Beginning of year	4,490,101	5,380,835	701,852	795,836	6,482,930	8,623,048
End of year	$4,526,184	$4,490,101	$620,107	$701,852	$5,698,064	$6,482,930

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced			Conservative Balanced			Moderate Balanced
	Allocation Portfolio			Allocation Portfolio			Allocation Portfolio

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	August 31, 2020	August 31, 2019		August 31, 2020	August 31, 2019		August 31, 2020	August 31, 2019
Operations:
Net investment income	$16,647	$13,520		$48,269	$26,968		$23,265	$15,373
Net realized gain (loss) on investments	(5,888)	(9,831)		(64,064)	(7,984)		(24,481)	(8,434)
Distribution of realized gains by underlying affiliated investment companies	14,667	17,631		41,524	26,826		21,117	20,780
Net change in unrealized appreciation (depreciation) on investments	40,636	(35,011)		114,553	(23,413)		87,250	(35,728)
Net increase (decrease) in net assets resulting from operations	66,062	(13,691)		140,282	22,397		107,151	(8,009)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(23,035)	(15,790)		(57,368)	(24,015)		(25,860)	(17,091)
Class A	(158)	(0	) ^	(971)	(361)		(1,119)	(0	) ^
Class C	(3,925)	(0	) ^	(20,490)	(0	) ^	(12,170)	(0	) ^
Return of Capital
Class I	—	—		(4,615)	—		—	—
Class A	—	—		(84)	—		—	—
Class C	—	—		(1,925)	—		—	—
Total Dividends and Distributions to Shareholders	(27,118)	(15,790)		(85,453)	(24,376)		(39,149)	(17,091)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	38,881	28,602		374,231	706,950		145,093	267,011
Class A	—	4,178		—	30,026		34,006	—
Class C	59,509	118,890		92,270	719,156		400,923	407,891
Reinvestment of dividends and distributions
Class I	23,035	15,789		55,388	20,423		25,860	17,091
Class A	158	0	^	1,055	361		1,119	0	^
Class C	3,925	0	^	22,415	0	^	12,169	0	^
Redemption fee proceeds
Class I	—	6		—	—		—	—
Class A	—	—		—	—		—	—
Class C	—	—		—	—		—	—
Cost of shares redeemed
Class I	(25,242)	(29,489)		(424,163)	(67,040)		(14,000)	(110,000)
Class A	—	—		—	—		(1,970)	—
Class C	—	—		(237,007)	(468)		(312,381)	—
Net increase (decrease) in net assets from share transactions of beneficial interest	100,266	137,976		(115,811)	1,409,408		290,819	581,993

Total Increase in Net Assets	139,210	108,495		(60,982)	1,407,429		358,821	556,893

Net Assets:
Beginning of year	715,936	607,441		2,344,569	937,140		1,145,114	588,221
End of year	$855,146	$715,936		$2,283,587	$2,344,569		$1,503,935	$1,145,114

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced			Moderately Conservative Balanced				James Alpha Macro
	Allocation Portfolio			Allocation Portfolio				Portfolio
								(Consolidated)

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	August 31, 2020	August 31, 2019		August 31, 2020		August 31, 2019		August 31, 2020	August 31, 2019
Operations:
Net investment income	$13,389	$8,898		$21,977		$18,063		$165,707	$111,526
Net realized gain (loss) on investments, swaps and foreign currency transactions	(5,398)	(16,179)		(5,279)		(12,605)		(551,644)	(109,188)
Distribution of realized gains by underlying affiliated and non affiliated investment companies	11,018	12,669		16,083		21,699		1,961	446
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currency transactions	47,380	(18,081)		40,301		(30,827)		(168,896)	918,610
Net increase (decrease) in net assets resulting from operations	66,389	(12,693)		73,082		(3,670)		(552,872)	921,394

Distributions to Shareholders:
Total Distributions Paid:
Class I	(10,574)	(10,405)		(27,346)		(19,196)		(541,958)	—
Class A	(8)	(0	) ^	(0	) ^	(0	) ^	(16,834)	—
Class C	(3,600)	(0	) ^	(5,736)		(0	) ^	(24,761)	—
Class S	—	—		—		—		(280,551)	—
Return of Capital
Class I	—	—		—		—		(3,134)	—
Class A	—	—		—		—		(101)	—
Class C	—	—		—		—		(178)	—
Class S	—	—		—		—		(1,623)	—
Total Dividends and Distributions to Shareholders	(14,182)	(10,405)		(33,082)		(19,196)		(869,140)	—

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	132,502	41,259		50,000		—		447,234	826,663
Class A	15,827	—		—		—		1,130	79,948
Class C	3,471	179,484		19,600		192,078		653	46,040
Class S	—	—		—		—		1,934,180	1,941,882
Reinvestment of dividends and distributions
Class I	10,574	10,405		23,669		19,196		541,433	—
Class A	8	0	^	0	^	0	^	14,047	—
Class C	3,600	0	^	5,736		0	^	22,918	—
Class S	—	—		—		—		188,893	—
Redemption fee proceeds
Class I	—	—		—		—		—	1,120
Class A	—	—		—		—		—	—
Class C	—	—		—		—		—	20
Class S	—	—		—		—		—	—
Cost of shares redeemed
Class I	(24)	(48,478)		(14,956)		—		(1,254,422)	(1,064,163)
Class A	(1,000)	—		—		—		(74,619)	(193,399)
Class C	(27,913)	(1,871)		(136,936)		—		(100,981)	(405,712)
Class S	—	—		—		—		(2,348,459)	(3,319,306)
Net increase (decrease) in net assets from share transactions of beneficial interest	137,045	180,799		(52,887)		211,274		(627,993)	(2,086,907)

Total Increase (Decrease) in Net Assets	189,252	157,701		(12,887)		188,408		(2,050,005)	(1,165,513)

Net Assets:
Beginning of year	554,322	396,621		931,043		742,635		11,386,065	12,551,578
End of year	$743,574	$554,322		$918,156		$931,043		$9,336,060	$11,386,065

^	Less than $0.50

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

					James Alpha Managed
	James Alpha Global		James Alpha Multi Strategy		Risk Domestic
	Real Estate Investments Portfolio		Alternative Income Portfolio		Equity Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$13,439,570	$5,984,711	$46,742	$76,825	$(141,749)	$(103,505)
Net realized gain (loss) on investments, swaps and foreign currency transactions	78,812,147	66,306,632	1,397,326	(136,397)	(1,868,377)	3,204,851
Distribution of realized gains by underlying investment companies	—	—	748	—	—	—
Net change in unrealized appreciation (depreciation) on investments, short sells, swaps and foreign currency transactions	(154,651,589)	(40,812,095)	(571,647)	(259,031)	4,838,914	(1,247,992)
Net increase (decrease) in net assets resulting from operations	(62,399,872)	31,479,248	873,169	(318,603)	2,828,788	1,853,354

Distributions to Shareholders:
Total Distributions Paid:
Class I	(75,761,135)	(53,606,176)	(381,517)	(238,673)	(785,323)	(346,245)
Class A	(11,550,263)	(9,742,341)	(1,077)	(1,404)	(25,194)	(17,384)
Class C	(8,308,065)	(6,789,942)	(2,658)	(4,027)	(40,715)	(26,010)
Class S	(2,046,015)	(1,421,113)	(37,008)	(58,372)	(289,991)	(1,690,632)
Return of Capital
Class I	—	—	—	(205,106)	—	—
Class A	—	—	—	(1,197)	—	—
Class C	—	—	—	(2,857)	—	—
Class S	—	—	—	(33,160)	—	—
Total Dividends and Distributions to Shareholders	(97,665,478)	(71,559,572)	(422,260)	(544,796)	(1,141,223)	(2,080,271)

Share Transactions of Beneficial Interest (Note 5):
Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	504,892,742	307,754,153	114,291	77,153	33,839,328	16,993,056
Class A	18,808,078	28,194,681	564	12,579	1,215,699	348,554
Class C	11,744,939	15,722,284	35	13,027	1,372,262	305,500
Class S	31,231,154	6,336,065	100,438	630,422	2,374,471	5,651,609
Reinvestment of dividends and distributions
Class I	42,134,779	28,563,369	381,306	443,646	622,819	129,268
Class A	9,065,900	7,667,431	1,077	2,601	21,319	17,383
Class C	6,529,449	5,290,151	2,544	6,709	40,272	26,010
Class S	1,709,364	1,166,763	23,796	74,459	225,164	1,442,927
Redemption fee proceeds
Class I	—	1,993	—	—	—	65
Class A	5	376	—	—	—	—
Class C	—	281	—	—	—	1
Class S	—	57	—	—	—	24
Cost of shares redeemed
Class I	(515,782,732)	(254,657,851)	(121,820)	(87,440)	(14,156,733)	(1,567,647)
Class A	(30,137,619)	(35,117,510)	(64,426)	(20,400)	(296,846)	(78,873)
Class C	(20,767,479)	(19,034,881)	(117,747)	(86,290)	(197,692)	(124,292)
Class S	(10,414,985)	(15,457,342)	(922,187)	(2,207,534)	(6,666,196)	(14,153,248)
Net increase (decrease) in net assets from share transactions of beneficial interest	49,013,595	76,430,020	(602,129)	(1,141,068)	18,393,867	8,990,337

Total Increase (Decrease) in Net Assets	(111,051,755)	36,349,696	(151,220)	(2,004,467)	20,081,432	8,763,420

Net Assets:
Beginning of year	840,967,101	804,617,405	13,582,922	15,587,389	34,079,963	25,316,543
End of year	$729,915,346	$840,967,101	$13,431,702	$13,582,922	$54,161,395	$34,079,963

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed Risk
	Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		High Income Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Operations:
Net investment income (loss)	$12,355	$24,369	$1,740,982	$2,577,051
Net realized gain (loss) on investments	(616,573)	250,566	(671,773)	(546,722)
Distribution of realized gains by underlying investment companies	—	—	4,387	—
Net change in unrealized depreciation on investments	521,908	(309,025)	(1,003,481)	(740,062)
Net increase (decrease) in net assets resulting from operations	(82,310)	(34,090)	70,115	1,290,267

Distributions to Shareholders:
Total Distributions Paid:
Class I	—	(880,488)	(788,835)	(897,071)
Class A	—	(9,474)	(139,790)	(137,643)
Class C	—	(12,340)	(25,123)	(26,855)
Class S	—	(265,498)	(775,851)	(1,170,969)
Return of Capital	—
Class I	—	—	(87,524)	(163,437)
Class A	—	—	(9,654)	(31,265)
Class C	—	—	(2,615)	(5,110)
Class S	—	—	(99,529)	(169,821)
Total Dividends and Distributions to Shareholders	—	(1,167,800)	(1,928,921)	(2,602,171)

Share Transactions of Beneficial Interest (Note 5):
Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	92,864	3,567,435	3,527,409	13,358,341
Class A	2,787	38,168	1,409,882	3,307,179
Class C	—	—	67,000	474,090
Class S	495,975	1,131,477	4,610,520	11,373,566
Reinvestment of dividends and distributions
Class I	—	302,735	737,112	878,921
Class A	—	9,474	139,789	159,463
Class C	—	12,340	5,727	9,314
Class S	—	230,029	605,210	1,100,718
Redemption fee proceeds
Class I	—	321	—	527
Class A	—	6	—	30
Class C	—	8	60	6
Class S	—	161	—	—
Cost of shares redeemed
Class I	(1,428,491)	(4,332,874)	(12,911,259)	(14,971,820)
Class A	(49,976)	(53,366)	(4,559,390)	(1,647,726)
Class C	(52,029)	(37,469)	(425,362)	(340,311)
Class S	(1,050,592)	(1,621,833)	(12,345,170)	(27,474,743)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,989,462)	(753,388)	(19,138,472)	(13,772,445)

Total Increase (decrease) in Net Assets	(2,071,772)	(1,955,278)	(20,997,278)	(15,084,349)

Net Assets:
Beginning of period	6,119,871	8,075,149	52,333,768	67,418,117
End of period	$4,048,099	$6,119,871	$31,336,490	$52,333,768

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty-nine series. These financial statements include the following twenty-three series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all six are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; CLS Investments, LLC serves as Adviser to U.S. Government Money Market; Saratoga Capital Management, LLC serves as Adviser for Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation; James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP and Coherence Capital Partners LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC and Coherence Capital Partners LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio , the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced Allocation	Total return consisting of capital appreciation and income
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Currently, all Portfolios offer Class A, Class C and Class I shares and the James Alpha Portfolios also offer Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2020, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$10,535,908	$—	$—	$10,535,908
Depositary Receipts	584,767	—	—	584,767
REIT	432,837	—	—	432,837
Short-Term Investments	1,178,203	—	—	1,178,203
Total	$12,731,715	$—	$—	$12,731,715

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$31,110,646	$—	$—	$31,110,646
REIT	395,868	—	—	395,868
Short-Term Investments	657,531	—	—	657,531
Total	$32,164,045	$—	$—	$32,164,045

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$9,248,007	$—	$—	$9,248,007
REIT	222,368	—	—	222,368
Short-Term Investments	80,900	—	—	80,900
Total	$9,551,275	$—	$—	$9,551,275

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$4,993,471	$—	$—	$4,993,471
REIT	230,403	—	—	230,403
Short-Term Investments	196,956	—	—	196,956
Collateral for Securities Loaned	—	137,876	—	137,876
Total	$5,420,830	$137,876	$—	$5,558,706

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management	$—	$160,841	$—	$160,841
Automobiles	—	149,378	—	149,378
Banking	156,009	604,769	—	760,778
Beverages	—	176,081	—	176,081
Biotechnology & Pharamaceuticals	153,569	457,354	—	610,923
Commercial Support Services	—	153,221	—	153,221
Construction Materials	—	137,550	—	137,550
E-Commerce Discretionary	189,522	—	—	189,522
Electric Utilities	—	166,253	—	166,253
Engineering & Construction	—	118,502	—	118,502
Entertainment Content	—	290,443	—	290,443
Household Products	—	131,352	—	131,352
Insurance	139,093	425,933	—	565,026
Leisure Facilities & Services	—	156,247	—	156,247
Machinery	—	185,090	—	185,090
Medical Equipment & Devices	—	168,047	—	168,047
Metals & Mining	—	336,549	—	336,549
Oil & Gas Producers	91,464	102,913	—	194,377
Retail Consumer Staples	150,597	—	—	150,597
Retail Discretionary	—	158,602	—	158,602
SemiConductors	—	156,300	—	156,300
Technology Hardware	—	581,706	—	581,706
Technology Services	—	186,261	—	186,261
Telecommunications	151,182	148,605	—	299,787
Transportation & Logistics	131,985	—	—	131,985
Transportation Equipment	—	174,636	—	174,636
Short Term Investments	30,217	—	—	30,217
Total	$1,193,638	$5,326,633	$—	$6,520,271

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,638,115	$—	$—	$12,638,115
Short-Term Investments	143,116	—	—	143,116
Total	$12,781,231	$—	$—	$12,781,231

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$60,685,244	$—	$—	$60,685,244
Short-Term Investments	1,165,999	—	—	1,165,999
Total	$61,851,243	$—	$—	$61,851,243

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,030,897	$—	$—	$1,030,897
Short-Term Investments	13,828	—	—	13,828
Total	$1,044,725	$—	$—	$1,044,725

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,048,706	$—	$—	$1,048,706
Short-Term Investments	15,549	—	—	15,549
Total	$1,064,255	$—	$—	$1,064,255

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,347,090	$—	$—	$4,347,090
Short-Term Investments	189,112	—	—	189,112
Total	$4,536,202	$—	$—	$4,536,202

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Fund	$576,315	$—	$—	$576,315
Short-Term Investment	36,330	—	—	36,330
Total	$612,645	$—	$—	$612,645

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$5,668,000	$—	$5,668,000
Short-Term Investments	$195	$—	$—	$195
Total	$195	$5,668,000	$—	$5,668,195

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$762,720	$—	$—	762,720
Short-Term Investments	87,732	—	—	87,732
Total	$850,452	$—	$—	$850,452

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,654,907	$—	$—	$1,654,907
Short-Term Investments	633,991	—	—	633,991
Total	$2,288,898	$—	$—	$2,288,898

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,251,951	$—	$—	1,251,951
Short-Term Investments	247,761	—	—	247,761
Total	$1,499,712	$—	$—	$1,499,712

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$656,838	$—	$—	656,838
Short-Term Investments	81,120	—	—	81,120
Total	$737,958	$—	$—	$737,958

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$763,009	$—	$—	$763,009
Short-Term Investments	185,465	—	—	185,465
Total	$948,474	$—	$—	$948,474

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,810,398	$—	$—	$3,810,398
Exchange Traded Notes	6,169	—	—	6,169
Mutual Funds	3,588,509	—	—	3,588,509
Short-Term Investments	190,357	—	—	190,357
Total	$7,595,433	$—	$—	$7,595,433

Derivatives
Forward Currency Contracts	$—	$1,077	$—	$1,077
Total Return Swaps	—	213,668	—	213,668
Total	$—	$214,745	$—	$214,745

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$727,478,532	$—	$—	$727,478,532
Short-Term Investments	6,114,625	—	—	6,114,625
Total	$733,593,157	$—	$—	$733,593,157
Derivatives - Liabilities
Forward Currency Contracts	—	$31,011	—	$31,011

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$785,720	$—	$785,720
Common Stock	8,981,115	—	—	8,981,115
Exchange Traded Funds	363,423	—	—	363,423
Preferred Stock	406,825	—	—	406,825
Closed End Funds	1,423,878	—	—	1,423,878
Open End Fund	763,594	—	—	763,594
Contingent Value Right	804	—	—	804
Short-Term Investments	2,414,754	—	—	2,414,754
Total	$14,354,393	$785,720	$—	$15,140,113
Liabilities*
Common Stock Sold Short	$(1,017,430)	$(10,332)	$—	(1,027,762)
Exchange Traded Funds Sold Short	(1,561,294)	—	—	(1,561,294)
Total	$(2,578,724)	$(10,332)	$—	$(2,589,056)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$49,602,020	$—	$—	$49,602,020
Put Options Purchased	—	1,930,500	—	1,930,500
Call Options Purchased	—	359,250	—	359,250
Short-Term Investments	393,007	—	—	393,007
Total	$49,995,027	$2,289,750	$—	$52,284,777
Derivatives* - Liabilities
Exchange Traded Funds Short	$(349,310)	$—	$—	$(349,310)
Put Options Written	—	(676,500)	—	(676,500)
Call Options Written	—	(1,360,975)	—	(1,360,975)
Total	$(349,310)	$(2,037,475)	$—	$(2,386,785)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,915,220	$—	$—	$1,915,220
Put Options Purchased	—	197,575	—	197,575
Short-Term Investments	983,279	—	—	983,279
Total	$2,898,499	$197,575	$—	$3,096,074
Derivatives* - Liabilities
Put Options Written	$—	$(55,250)	$—	$(55,250)
Call Options Written	—	(52,800)	—	(52,800)
Total	$—	$(108,050)	$—	$(108,050)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$4,387,731	$—	$4,387,731
Bank Loans	—	519,745	—	519,745
Term Loans	—	—	314,692	314,692
Corporate Bonds	—	11,668,971	324,624	11,993,595
Convertible Bonds	—	294,563	13	294,576
Preferred Stock	1,184,747	—	—	1,184,747
Common Stock	4,140	—	547,570	551,710
Exchange Traded Funds	2,480,230	—	—	2,480,230
Mutual Fund	3,066,873	—	—	3,066,873
Closed End Fund	2,590,053	—	—	2,590,053
Warrants	—	—	1,999	1,999
Short-Term Investments	1,605,067	—	—	1,605,067
Total	$10,931,110	$16,871,010	$1,188,898	$28,991,018
Liabilities*
Corporate Bonds	$—	$109,061	$—	$109,061
Total	$—	$109,061	$—	$109,061
Derivatives*
Long Futures Contracts	(5,911)	—	—	(5,911)
Short Futures Contracts	(9,007)	—	—	(9,007)
Credit Default Swaps	—	(195,170)	—	(195,170)

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry or category classifications.

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

	Beginning							Ending
	balance		Change in				Net transfers	balance
	August 31,	Total realized	unrealized		Net		in/(out) of	August 31,
	2019	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2020
Term Loans	$323,891	—	$(9,199)	$—	$—	—	$—	$314,692
Corporate Bonds	204,184	19,784	6,284	—	1,746	(74,808)	167,434	324,624
Convertible Bonds	—	—	—	—	—	—	13	13
Common Stock +	607,362	(1,712)	(54,688)	—	—	(3,392)	—	547,570
Preferred Securities +	—	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	1,999	1,999

+	Includes a security with $0 market value

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:
Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
PetroQuest	23,107	marked with index	Discount for lack of marketability
Youngs PIK SCA	50,272		Discount for lack of marketability
Delphi Energy Corp.	251,245	Last price	Discount for lack of marketability
Term Loans
Jakks Pacific	314,692	Independent Valuation	Adjusted by management to reflect current conditions
Convertible Bonds
Fortress Global Enterprises	13
Preferred Stock
Jakks Pacific Inc.	0	No current market
Common Stock
CE STAR	139,805	Independent Valuation	Discount for lack of marketability
PetroQuest	0
Jakks Pacific Inc.	0
FriendFinder Networks, Inc.	0
Nebraska book Holidngs, Inc.	133,283	Independent Valuation	Adjusted by management to reflect current conditions
RA Parent, Inc.	274,482	Independent Valuation
Warrants
Delphi	1,999
Total Fair Value Securities	$1,188,898

Fair value securities as a percent of net assets at August 31, 2020, were 3.8%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Net Assets at August
	Inception Date of SPC	August 31, 2020	31, 2020
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$589,340	6.31%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2020 (for the tax year ended December 31, 2019 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

		Non-Expiring	Non-Expiring	Non-Expiring
	Expiring/Expired	Short-Term	Long-Term	Total	Utilized
Large Capitalization Value	$—	$—	$17,087	$17,087	$37,349
Large Capitalization Growth	—	—	—	—	—
Mid Capitalization	—	—	—	—	—
Small Capitalization	—	410,539	—	410,539	—
International Equity	—	2,527,371	471,338	2,998,709	—
Health & Biotechnology	—	—	—	—	—
Technology & Communications	—	—	—	—	—
Energy & Basic Materials	—	825,011	62,306	887,317	—
Financial Services	—	—	—	—	—
Investment Quality Bond	—	14,907	—	14,907	16,919
Municipal Bond	—	13,407	9,386	22,793	—
U.S. Government Money Market	—	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—	—
Conservative Balanced Allocation	—	—	—	—	—
Moderate Balanced Allocation	—	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—	—
Moderately Conservative Balanced Allocation	—	—	—	—	—
James Alpha Macro	—	978,457	1,112,463	2,090,920	—
James Alpha Global Real Estate Investments	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—
James Alpha Managed Risk Domestic Equity	—	174,413	809,414	983,827	—
James Alpha Managed Risk Emerging Markets Equity	—	231,321	—	231,321	—
James Alpha Hedged High Income	—	—	1,879,294	1,879,294	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2017-2019 returns and expected to be taken in the Portfolios’ 2020 returns,and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually
James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Quarterly
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and-disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the-Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90%, 2.00%, 1.20%, 1.20% and 1.70% respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2020, the Manager waived $30,421 for International Equity, $7,300 for Energy & Basic Materials, $6,123 for Financial Services, $9,326 for Municipal Bond, $28,921 for U.S. Government Money Market, $9,335 for Aggressive Balanced Allocation, $19,169 for Conservative Balanced Allocation, $12,115 for Moderate Balanced Allocation, $8,273 for Moderately Aggressive Balanced Allocation, and $10,326 for Moderately Conservative Balanced Allocation; James Alpha Advisors waived $129,870, $1,158,275, $205,534, $52,139, $59,174, $399,006, respectively, for James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager and James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, James Alpha Hedged High Income, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2020 the Distributor waived $1,049 in fees for the Municipal Bond Portfolio and $5,737 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

For the year ended August 31, 2020, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSC’s
Portfolio	Class A	Class C
Large Capitalization Value	$952	$15
Large Capitalization Growth	203	251
Mid Capitalization	202	10
Small Capitalization	12	3
International Equity	10	2
Health & Biotechnology	2,908	1
Technology & Communications	16,034	121
Energy & Basic Materials	2,246	—
Financial Services	2,316	1
Investment Quality Bond	56	10
Municipal Bond	57	—
U.S Government Money Market	—	82
Aggressive Balanced Allocation	—	—
Moderate Balanced Allocation	2,082	—
Conservative Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—
James Alpha Macro	50	11
James Alpha Global Real Estate Investments	617,747	10,653
James Alpha Multi Strategy Alternative Income	—	1
James Alpha Managed Risk Domestic Equity	26,174	495
James Alpha Managed Risk Emerging Markets Equity	93	—
James Alpha Hedged High Income	4,579	456

(d) The Trust and the Manager and the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity, the James Alpha Managed Risk Emerging Markets Equity and the James Alpha Hedged High Income, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, the Manager is currently voluntarily waiving, and James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2020, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 1.65%, 2.25% and 1.25% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25%, 1.25%, and 0.94% for Class A, C, I and S shares, respectively, of James Alpha Macro; 1.69%, 2.37%, 1.19% and 0.99% for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.24%, 2.99, 1.99% and 1.49% for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 1.99%, 3.00%, 1.79% and 1.34% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity; 1.99%, 3.00%, 1.79% and 1.34% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.85% and 1.39% for Class A, C, I and S shares, respectively, of James Alpha Hedged High Income. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.04%, 0.79% and 1.79% for Classes A, I and C shares respectively. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2020. The Expense Agreement with James Alpha Advisors shall continue through December 31, 2020.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2021		8/31/2022		8/31/2023
International Equity	26,037		35,063		30,421
Energy & Basic Materials	11,040		1,176		7,300
Financial Services	8,438		5,723		6,123
Investment Quality Bond	21,839		—		—
Municipal Bond	21,167		11,221		9,326
U.S. Government Money Market	7,716		334		156
Aggressive Balanced Allocation	9,362		14,174		9,335
Conservative Balanced Allocation	6,975		14,354		19,169
Moderate Balanced Allocation	6,952		9,835		12,115
Moderately Aggressive Balanced Allocation	6,776		7,186		8,273
Moderately Conservative Balanced Allocation	7,446		12,132		10,326
James Alpha Macro	90,665	+	99,260	+	129,870	^
James Alpha Global Real Estate Investments	759,176	*	808,019	**	1,158,275	**
James Alpha Multi Strategy Alternative Income	92,414	+	176,432	+	205,534	^
James Alpha Managed Risk Domestic Equity	68,373	+	117,016	+	52,139	^
James Alpha Managed Risk Emerging Markets Equity	16,978	+	58,110	+	59,174	^
James Alpha Hedged High Income	96,578	+	270,139	+	399,006	^

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	The available waived expenses subject to potential recovery for Class I.

***	The available waived expenses subject to potential recovery for Class I and S Shares.

+	The available waived expenses subject to potential recovery for Class A, Class C and Class I Shares.

^	The available waived expenses subject to potential recovery for Class A, Class C, Class I and Class S shares.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2020, the amount received by the participating Portfolios under this arrangement was as follows: Large Cap Value, $11,238; Health & Biotechnology, $574; and Technology & Communications, $5,324. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2020, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC, are detailed below:

					Change in
					Unrealized
	Value at			Realized Gain	Appreciation		Value at	Shares at
Affiliated Holding	8/31/2019	Purchases	Sales	(Loss)	(Depreciation)	Income	8/31/2020	8/31/2020
Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	$—	14,764	$—	$—	$5,263	$765	$20,027	1,237
James Alpha Macro Portfolio, CL I	44,373	3,466	—	—	(5,500)	3,465	42,339	4,844
James Alpha Multi Strategy Alternative Income Portfolio, CL I	—	16,816	—	—	306	234	17,122	1,820
Saratoga Energy & Basic Materials Portfolio, CL I	12,942	1,388	—	—	(2,670)	—	11,660	1,415
Saratoga Health & Biotechnology Portfolio, CL I	23,237	1,803	—	998	2,030	—	28,068	1,219
Saratoga Large Capitalization Growth Portfolio, CL I	154,755	19,119	—	12,722	33,878	10,516	220,474	7,709
Saratoga Mid Capitalization Portfolio, CL I	64,490	5,535	—	—	(1,007)	262	69,018	5,950
Saratoga Technology & Communications Portfolio, CL I	23,812	1,526	—	947	7,695	—	33,980	1,074
Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	98,398	7,685	(24,201)	(2,318)	(10,908)	7,685	68,656	7,855
Saratoga Large Capitalization Growth Portfolio	484,907	79,084	(107,150)	7,528	109,954	34,325	574,323	20,081
Saratoga Mid Capitalization Portfolio, CL I	154,789	14,085	(41,926)	(11,040)	4,617	648	120,525	10,390
Moderate Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	—	15,274	—	—	5,269	774	20,543	1,269
James Alpha Macro Portfolio, CL I	74,561	5,823	(35,390)	(2,187)	(7,785)	5,823	35,022	4,007
James Alpha Multi Strategy Alternative Income Portfolio, CL I	—	23,887	—	—	1,510	305	25,397	2,699
Saratoga Energy & Basic Materials Portfolio, CL I	13,106	5,735	—	—	(2,695)	—	16,146	1,960
Saratoga Health & Biotechnology Portfolio, CL I	23,737	6,054	—	1,049	2,006	—	32,846	1,427
Saratoga Large Capitalization Growth Portfolio, CL I	228,106	105,005	(28,652)	12,845	73,814	15,903	391,118	13,675
Saratoga Mid Capitalization Portfolio, CL I	127,897	48,912	(17,663)	(5,764)	5,553	535	158,935	13,701
Saratoga Technology & Communications Portfolio, CL I	20,294	7,708	—	829	8,501	—	37,332	1,180
Moderately Aggressive Balanced Allocation
James Alpha Global Real Estate Investments Portfolio, CL I	—	8,964	—	—	3,195	464	12,159	751
James Alpha Macro Portfolio, CL I	38,429	5,748	(12,372)	(1,153)	(4,830)	3,200	25,822	2,954
James Alpha Multi Strategy Alternative Income Portfolio, CL I	—	11,158	—	—	413	158	11,571	1,230
Saratoga Energy & Basic Materials Portfolio, CL I	7,708	6,396	(488)	(310)	583	—	13,889	1,686
Saratoga Health & Biotechnology Portfolio, CL I	14,722	3,765	(768)	520	1,842	—	20,081	872
Saratoga Large Capitalization Growth Portfolio, CL I	112,828	32,444	(4,883)	8,762	31,501	8,099	180,652	6,317
Saratoga Mid Capitalization Portfolio, CL I	54,049	26,611	(2,930)	(331)	5,096	235	82,495	7,112
Saratoga Technology & Communications Portfolio, CL I	12,973	2,737	(558)	621	4,801	—	20,574	650
Moderately Conservative Balanced Allocation
James Alpha Macro Portfolio, CL I	79,253	6,190	(40,000)	(1,960)	(8,280)	6,190	35,203	4,028
Saratoga Large Capitalization Growth Portfolio, CL I	188,344	22,364	(18,250)	(580)	56,699	13,294	248,577	8,692
Saratoga Mid Capitalization Portfolio, CL I	107,746	6,296	(11,750)	(2,204)	792	457	100,880	8,696
James Alpha Macro
James Alpha Structured Credit Value Portfolio, CL S	1,806,877	1,612,494	(500,000)	19,725	151,982	154,731	3,091,078	283,066
James Alpha Multi Strategy Alternative Income
James Alpha Structured Credit Value Portfolio, CL S	1,037,609	—	(301,000)	7,819	19,166	52,860	763,594	69,926
James Alpha Hedged High Income
James Alpha Structured Credit Value Portfolio, CL S	5,037,487	—	(2,106,227)	120,091	15,522	278,692	3,066,873	280,849

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$10,386,441	$12,925,373
Large Capitalization Growth	20,649,454	26,243,916
Mid Capitalization	5,153,803	5,697,859
Small Capitalization	5,157,714	5,644,889
International Equity	3,909,315	6,059,999
Health & Biotechnology	2,669,566	4,482,630
Technology & Communications	5,224,758	14,625,752
Energy & Basic Materials	703,365	692,838
Financial Services	825,919	885,745
Investment Quality Bond	1,318,645	1,563,215
Municipal Bond	135,625	227,546
Aggressive Balanced Allocation	117,831	22,720
Conservative Balanced Allocation	337,446	373,800
Moderate Balanced Allocation	396,909	150,984
Moderately Aggressive Balanced Allocation	181,701	45,794
Moderately Conservative Balanced Allocation	88,723	98,000
James Alpha Macro	9,546,063	9,198,742
James Alpha Global Real Estate Investments	1,639,162,447	1,587,121,288
James Alpha Multi Strategy Alternative Income	19,271,216	21,806,355
James Alpha Managed Risk Domestic Equity	82,091,053	70,453,046
James Alpha Managed Risk Emerging Markets Equity	16,884,496	19,837,896
James Alpha Hedged High Income	102,095,538	114,604,866

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at August 31, 2020, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency contracts	$1,077
	Swap Contracts	Equity	Unrealized appreciation on swaps	213,668
			Totals	$214,745
James Alpha Multi Strategy Alternative Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency contracts	$(64)
			Totals	$(64)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$1,930,500
	Call options purchased	Equity	Investments, at value	$359,250
	Put options written	Equity	Options written	(676,500)
	Call options written	Equity	Options written	(1,360,975)
			Totals	$252,275
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$197,575
	Put options written	Equity	Options written	(55,250)
	Call options written	Equity	Options written	(52,800)
			Totals	$89,525
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency contracts	$(4,753)
	Futures Contracts	Interest Rate	Unrealized depreciation on futures contracts	$(14,918)
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	(236,378)
			Totals	$(256,049)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

The effect of derivative instruments on the Statements of Operations for the year ended August 31, 2020, were as follows:

Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	Realized and unrealized gain (loss) on derivatives
James Alpha Macro
Swaps Contracts
Net realized loss on swaps
Equity	$(13,500)
Net change in unrealized depreciation on swaps
Equity	$(331,431)
Forward Currency Contracts
Net realized loss on Investments and foreign currency translations
Foreign Exchange	$(41,466)
Net change in unrealized appreciation on investments and foreign currency transactions
Foreign Exchange	$(3,271)

James Alpha Global Real Estate
Forward Currency Contracts
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$538
Totals	$538
James Alpha Multi Strategy Alternative Income
Options
Net realized gain on options purchased
Equity	$7,952
Net realized gain on options written
Equity	489
Totals	$8,441
Net change in unrealized appreciation on options purchased
Equity	576
Net change in unrealized depreciation on options written
Equity	(161)
Totals	$415
Forward Currency Contracts
Net realized gain from investments and foreign currency transactions
Foreign Exchange	$2,591
Net change in unrealized depreciation on investments and foreign currency transactions
Foreign Exchange	$(2,573)
James Alpha Managed Risk Domestic Equity
Options
Net realized gain on options purchased
Equity	$11,762,786
Net realized loss on options written
Equity	(18,858,468)
Totals	$(7,095,682)
Net change in unrealized appreciation on options purchased
Equity	(76,051)
Net change in unrealized depreciation on options written
Equity	(629,596)
Totals	$(705,647)
Swaps
Net realized gain on swaps
Equity	$3,572,766
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(1,739,660)
Net realized gain on options written
Equity	329,675
Totals	$(1,409,985)
Net change in unrealized appreciation on options purchased
Equity	45,170
Net change in unrealized appreciation on options written
Equity	55,514
Totals	$100,684
Swaps
Net realized gain on swaps
Equity	$386,021

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

				Realized and
				unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Hedged High Income
	Futures
			Net realized loss from futures contracts
			Interest Rate	$(383,860)
			Net change in unrealized depreciation on futures contracts
			Interest Rate	$101,486
	Swaps
			Net realized loss from swaps
			Interest Rate	$331,827
			Net change in unrealized depreciation on swaps
			Interest Rate	$(134,921)
	Forward Contracts
			Net realized loss from forward currency contracts
			Foreign Exchange	$(31,843)
			Net change in unrealized depreciation on forward currency contracts
			Foreign Exchange	$(12,121)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2020.

Gross Amounts not offset in the
(Consolidated) Statements of Assets
and Liabilities
Gross Amounts Recognized
	in (Consolidated)	Financial
	Statements of Assets and	Instruments	Cash Collateral	Net Amount
	Liabilities	Pledged	Pledged	of Assets
Small Capitalization
Description of Liability
Securities Loaned	$137,876	$137,876	$—	$—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

4.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2020, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Growth	$736,921	$751,672	$751,672
Mid Capitalization	121,549	123,990	123,990
Small Capitalization	838,831	858,258	720,391
International Equity	151,181	154,218	154,218
Technology & Communications	1,402,902	1,435,999	1,435,999

At August 31, 2020, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.71%
Large Capitalization Growth	0.19%
Mid Capitalization	0.36%
Small Capitalization	2.10%
International Equity	0.23%
Health & Biotechnology	1.56%
Technology & Communications	0.29%
Investment Quality Bond	0.02%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
Large Capitalization Value
Issued	52,810	41,343	1,519	8,986	447	5,591
Redeemed	(131,904)	(109,841)	(3,383)	(16,902)	(8,555)	(28,802)
Reinvested from Dividends	—	44,158	—	663	—	2,807
Net Increase (Decrease) in Shares	(79,094)	(70,212)	(1,864)	(548)	(8,108)	(20,404)
Large Capitalization Growth
Issued	79,965	150,104	6,287	23,841	12,145	33,257
Redeemed	(231,449)	(302,724)	(11,005)	(53,737)	(104,752)	(410,861)
Reinvested from Dividends	140,895	203,485	7,046	15,458	47,052	146,534
Net Increase (Decrease) in Shares	(10,589)	(108,827)	2,328	(11,187)	(45,555)	(231,070)
Mid Capitalization
Issued	67,723	42,546	834	13,132	435	2,026
Redeemed	(127,848)	(122,764)	(14,672)	(79,527)	(12,664)	(46,268)
Reinvested from Dividends	2,686	79,522	16	20,773	—	7,178
Net Increase (Decrease) in Shares	(57,439)	(42,198)	(13,822)	(10,482)	(12,229)	(37,064)
Small Capitalization
Issued	70,315	25,427	1,070	10,109	810	3,066
Redeemed	(145,254)	(145,009)	(2,456)	(7,458)	(18,401)	(70,068)
Reinvested from Dividends	150	124,142	—	1,094	—	22,596
Net Increase (Decrease) in Shares	(74,789)	(141,478)	(1,386)	(665)	(17,591)	(44,406)
International Equity
Issued	37,715	312,314	130	22,486	190	780
Redeemed	(282,489)	(466,521)	(13,032)	(16,187)	(1,247)	(12,802)
Reinvested from Dividends	16,979	6,718	667	158	—	—
Net Increase (Decrease) in Shares	(227,795)	(147,489)	(12,235)	6,457	(1,057)	(12,022)
Health & Biotechnology
Issued	24,372	15,595	9,802	48,454	4,828	2,483
Redeemed	(70,998)	(89,304)	(47,139)	(39,540)	(10,496)	(83,107)
Reinvested from Dividends	11,781	58,379	11,372	43,483	2,745	25,320
Net Increase (Decrease) in Shares	(34,845)	(15,330)	(25,965)	52,397	(2,923)	(55,304)
Technology & Communications
Issued	184,609	173,405	34,611	139,529	29,967	32,865
Redeemed	(370,707)	(240,416)	(174,268)	(172,145)	(78,314)	(190,965)
Reinvested from Dividends	40,933	46,287	31,062	32,395	24,746	32,425
Net Increase (Decrease) in Shares	(145,165)	(20,724)	(108,595)	(221)	(23,601)	(125,675)
Energy & Basic Materials
Issued	41,689	21,635	7,513	1,077	5	47
Redeemed	(23,919)	(48,626)	(24,126)	(5,384)	(332)	(4,154)
Net Increase (Decrease) in Shares	17,770	(26,991)	(16,613)	(4,307)	(327)	(4,107)
Financial Services
Issued	23,530	19,013	6,033	1,821	7	78
Redeemed	(34,106)	(31,130)	(1,007)	(1,790)	(991)	(7,474)
Reinvested from Dividends	2,907	22,023	236	1,716	18	1,503
Net Increase (Decrease) in Shares	(7,669)	9,906	5,262	1,747	(966)	(5,893)
Investment Quality Bond
Issued	146,680	32,412	144	14,756	757	2,030
Redeemed	(150,020)	(124,996)	(699)	(8,460)	(7,587)	(30,562)
Reinvested from Dividends	3,522	6,299	62	86	15	180
Net Increase (Decrease) in Shares	182	(86,285)	(493)	6,382	(6,815)	(28,352)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

	Class I Shares		Class A Shares			Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019		August 31, 2020	August 31, 2019
Municipal Bond
Issued	142	344	262	14,600		847	868
Redeemed	(6,131)	(4,441)	—	(6,294)		(4,768)	(16,118)
Reinvested from Dividends	58	66	9	2		6	22
Net Increase (Decrease) in Shares	(5,931)	(4,031)	271	8,308		(3,915)	(15,228)
U.S. Government Money Market
Issued	2,742,172	3,513,381	387,591	484,282		710,399	247,955
Redeemed	(3,536,706)	(5,258,966)	(324,265)	(620,100)		(777,072)	(591,133)
Reinvested from Dividends	12,736	76,376	246	2,148		29	721
Net Increase (Decrease) in Shares	(781,798)	(1,669,209)	63,572	(133,670)		(66,644)	(342,457)
Aggressive Balanced Allocation
Issued	4,280	2,923	—	437		5,703	11,702
Redeemed	(2,481)	(2,969)	—	—		—	—
Reinvested from Dividends	2,250	1,729	15	—	**	383	— **
Net Increase in Shares	4,049	1,683	15	437		6,086	11,702
Conservative Balanced Allocation
Issued	37,439	70,836	—	3,033		8,969	69,944
Redeemed	(43,322)	(6,683)	—	—		(24,500)	(46)
Reinvested from Dividends	5,393	2,162	102	38		2,183	— **
Net Increase in Shares	(490)	66,315	102	3,071		(13,348)	69,898
Moderate Balanced Allocation
Issued	16,136	26,148	3,289	—		38,512	39,708
Redeemed	(1,344)	(11,176)	(185)	—		(32,042)	—
Reinvested from Dividends	2,503	1,840	108	—	**	1,178	— **
Net Increase in Shares	17,295	16,812	3,212	—	**	7,648	39,708
Moderately Aggressive Balanced Allocation
Issued	14,934	4,202	1,540	—		346	17,805
Redeemed	(2)	(5,429)	(99)	—		(2,887)	(186)
Reinvested from Dividends	1,032	1,147	1	—	**	351	— **
Net Increase (Decrease) in Shares	15,964	(80)	1,442	—	**	(2,190)	17,619
Moderately Conservative Balanced Allocation
Issued	5,186	—	—	—		1,924	19,150
Redeemed	(1,475)	—	—	—		(13,622)	—
Reinvested from Dividends	2,355	2,119	— **	—	**	571	— **
Net Increase in Shares	6,066	2,119	— **	—	**	(11,127)	19,150

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
James Alpha Macro
Issued	48,080	88,839	135	8,517	75	5,406	218,041	211,591
Redeemed	(141,252)	(115,536)	(9,028)	(21,178)	(11,979)	(45,755)	(267,045)	(361,817)
Reinvested from Dividends	60,092	—	1,564	—	2,674	—	20,895	—
Net Increase (Decrease) in Shares	(33,080)	(26,697)	(7,329)	(12,661)	(9,230)	(40,349)	(28,109)	(150,226)

James Alpha Global Real Estate Investments
Issued	28,509,376	16,966,533	1,115,239	1,590,212	663,725	876,827	1,781,574	347,915
Redeemed	(32,304,180)	(14,295,527)	(1,880,732)	(2,007,539)	(1,312,245)	(1,077,821)	(632,371)	(853,611)
Reinvested from Dividends	2,466,466	1,613,296	550,089	448,892	391,753	306,248	108,398	65,720
Net Increase (Decrease) in Shares	(1,328,338)	14,485,254	(215,404)	889,845	(256,767)	507,262	1,257,601	1,085,047

James Alpha Multi Strategy Alternative Income
Issued	12,714	8,359	62	1,402	3	1,441	11,693	69,025
Redeemed	(14,069)	(9,619)	(7,324)	(2,207)	(14,017)	(9,699)	(102,188)	(244,056)
Reinvested from Dividends	43,844	49,437	124	289	293	764	2,695	8,234
Net Increase (Decrease) in Shares	42,489	48,177	(7,138)	(516)	(13,721)	(7,494)	(87,800)	(166,797)

James Alpha Managed Risk Domestic Equity
Issued	3,233,242	1,665,054	118,733	34,163	133,175	30,456	226,381	538,632
Redeemed	(1,406,776)	(152,455)	(28,666)	(7,476)	(19,800)	(12,360)	(631,852)	(1,347,332)
Reinvested from Dividends	58,920	13,110	2,036	1,776	3,925	2,681	21,065	145,310
Net Increase (Decrease) in Shares	1,885,386	(108,496)	92,103	(14,774)	117,300	81	(384,406)	1,883,600

James Alpha Managed Risk Emerging Markets Equity
Issued	10,958	392,735	336	4,606	—	—	58,683	129,129
Redeemed	(177,863)	(515,063)	(6,296)	(5,777)	(7,149)	(4,441)	(125,846)	(187,090)
Reinvested from Dividends	—	36,343	—	1,144	—	1,518	—	27,515
Net Increase (Decrease) in Shares	(166,905)	(280,354)	(5,960)	(3,639)	(7,149)	(709)	(67,163)	245,133

James Alpha Hedged High Income
Issued	396,497	1,460,636	161,079	363,704	7,417	52,054	518,448	1,231,591
Redeemed	(1,508,195)	(1,640,460)	(510,224)	(181,710)	(49,371)	(37,282)	(1,390,599)	(2,984,091)
Reinvested from Dividends	83,728	96,697	15,778	17,608	652	1,027	67,700	119,884
Net Increase (Decrease) in Shares	(1,027,970)	(83,127)	(333,367)	199,602	(41,302)	15,799	(804,451)	(1,632,616)

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at August 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$12,011,303	$1,493,618	$(773,206)	$720,412
Large Capitalization Growth	22,649,993	9,550,986	(36,934)	9,514,052
Mid Capitalization	8,131,185	2,111,605	(691,515)	1,420,090
Small Capitalization	4,361,479	1,457,376	(260,150)	1,197,226
International Equity	6,444,883	781,618	(706,230)	75,388
Health & Biotechnology	10,575,393	2,441,527	(235,689)	2,205,838
Technology & Communications	20,999,503	41,117,390	(265,650)	40,851,740
Energy & Basic Materials	1,152,331	70,865	(178,471)	(107,606)
Financial Services	878,193	258,281	(72,219)	186,062
Investment Quality Bond	4,332,266	203,936	—	203,936
Municipal Bond	602,076	10,569	—	10,569
U.S. Government Money Market	5,668,195	—	—	—
Aggressive Balanced Allocation	824,262	47,121	(20,931)	26,190
Conservative Balanced Allocation	2,189,960	125,351	(26,413)	98,938
Moderate Balanced Allocation	1,448,910	86,263	(35,461)	50,802
Moderately Aggressive Balanced Allocation	706,195	44,663	(12,900)	31,763
Moderately Conservative Balanced Allocation	919,876	39,780	(11,182)	28,598
James Alpha Macro	7,453,431	387,706	(244,627)	143,079
James Alpha Global Real Estate Investments	1,012,767,220	17,356,934	(296,648,509)	(279,291,575)
James Alpha Multi Strategy Alternative Income	13,004,040	1,704,945	(2,157,928)	(452,983)
James Alpha Managed Risk Domestic Equity	44,888,648	5,549,390	(540,046)	5,009,344
James Alpha Managed Risk Emerging Markets Equity	2,954,733	145,012	(111,721)	33,291
James Alpha Hedged High Income	31,539,650	1,455,632	(4,364,622)	(2,908,990)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2020 (for the period ended December 31, 2019 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2020	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$—	$—	$—	$—	$—
Large Capitalization Growth	—	—	4,230,956	81,227	4,312,183
Mid Capitalization	35,570	—	—	—	35,570
Small Capitalization	930	—	—	80	1,010
International Equity	191,876	—	—	—	191,876
Health & Biotechnology	—	—	574,676	—	574,676
Technology & Communications	—	—	2,296,441	—	2,296,441
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	31,534	—	31,534
Investment Quality Bond	36,658	—	—	—	36,658
Municipal Bond	58	614	—	—	672
U.S. Government Money Market	13,586	—	—	—	13,586
Aggressive Balanced Allocation	16,903	—	10,215	—	27,118
Conservative Balanced Allocation	56,032	—	22,797	6,624	85,453
Moderate Balanced Allocation	25,097	—	14,052	—	39,149
Moderately Aggressive Balanced Allocation	13,403	—	779	—	14,182
Moderately Conservative Balanced Allocation	23,346	—	9,736	—	33,082
James Alpha Macro	864,105	—	—	5,035	869,140
James Alpha Global Real Estate Investments	98,979,566	—	—	—	98,979,566
James Alpha Multi Strategy Alternative Income	45,509	—	376,751	—	422,260
James Alpha Managed Risk Domestic Equity	1,016,443	—	124,780	—	1,141,223
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—	—
James Alpha Hedged High Income	1,729,599	—	—	199,322	1,928,921

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

The tax character of dividends paid during the period ended August 31, 2019 (for the period ended December 31, 2018 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Tax Exempt	Long-Term	Return of
8/31/2019	Income	Income	Capital Gains	Capital	Total
Large Capitalization Value	$972,453	$—	$—	$—	$972,453
Large Capitalization Growth	668,949	—	7,028,278	—	7,697,227
Mid Capitalization	177,674	—	983,364	—	1,161,038
Small Capitalization	58,581	—	774,167	—	832,748
International Equity	61,912	—	—	—	61,912
Health & Biotechnology	—	—	2,723,166	—	2,723,166
Technology & Communications	—	—	2,232,550	—	2,232,550
Energy & Basic Materials	—	—	—	—	—
Financial Services	—	—	221,706	—	221,706
Investment Quality Bond	66,738	—	—	—	66,738
Municipal Bond	107	678	—	—	785
U.S. Government Money Market	82,106	—	—	—	82,106
Aggressive Balanced Allocation	15,790	—	—	—	15,790
Conservative Balanced Allocation	24,376	—	—	—	24,376
Moderate Balanced Allocation	17,091	—	—	—	17,091
Moderately Aggressive Balanced Allocation	10,127	—	278	—	10,405
Moderately Conservative Balanced Allocation	19,196	—	—	—	19,196
James Alpha Macro	—	—	—	—	—
James Alpha Global Real Estate Investments	61,134,735	—	—	—	61,134,735
James Alpha Multi Strategy Alternative Income	302,476	—	—	242,320	544,796
James Alpha Managed Risk Domestic Equity	1,584,240	—	496,031	—	2,080,271
James Alpha Managed Risk Emerging Markets Equity	365,924	—	801,876	—	1,167,800
James Alpha Hedged High Income	2,232,538	—	—	369,633	2,602,171

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, and net operating losses and short-term capital gains, reclassification of Fund distributions and adjustments for nondeductible payments resulted in reclassification for the tax year ended August 31, 2020 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2019 reclassifications for permanent book and tax differences have been adjusted for August 31, 2020 activity) as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$(1,155)	$1,155
Large Capitalization Growth	(117,286)	117,286
Mid Capitalization	722	(722)
Small Capitalization	(7,435)	7,435
International Equity	(14,943)	14,943
Health & Biotechnology	—	—
Technology & Communications	(337,786)	337,786
Energy & Basic Materials	—	—
Financial Services	(10,439)	10,439
Investment Quality Bond	—	—
Municipal Bond	—	—
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—
James Alpha Macro	(42,522)	42,522
James Alpha Global Real Estate Investments	—	—
James Alpha Multi Strategy Alternative Income	—	—
James Alpha Managed Risk Domestic Equity	201,017	(201,017)
James Alpha Managed Risk Emerging Markets Equity	—	—
James Alpha Hedged High Income	(66,967)	66,967

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2020 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2019 components of distributable earnings have been adjusted for August 31, 2020 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	—	—	(21,477)	(17,087)	—	720,412	681,848
Large Capitalization Growth	—	—	(24,977)	—	—	9,514,052	9,489,075
Mid Capitalization	66,741	583,362	—	—	—	1,420,090	2,070,193
Small Capitalization	—	—	(186,752)	(410,539)	—	1,197,227	599,936
International Equity	72,308	—	(92,465)	(2,998,709)	14,943	76,625	(2,927,298)
Health & Biotechnology	24,141	1,457,381	—	—	—	2,205,838	3,687,360
Technology & Communications	—	5,883,288	(261,643)	—	—	40,851,740	46,473,385
Energy & Basic Materials	16,432	—	(272,038)	(887,317)	—	(107,598)	(1,250,521)
Financial Services	—	4,452	(3,800)	—	—	186,062	186,714
Investment Quality Bond	8,659	—	—	(14,907)	—	203,936	197,688
Municipal Bond	—	—	(736)	(22,793)	—	10,569	(12,960)
U.S. Government Money Market	818	—	—	—	(2)	—	816
Aggressive Balanced Allocation	—	6,364	—	—	—	26,190	32,554
Conservative Balanced Allocation	—	—	(15,891)	—	—	98,938	83,047
Moderate Balanced Allocation	—	10,233	(1,277)	—	—	50,802	59,758
Moderately Aggressive Balanced Allocation	—	7,201	—	—	—	31,763	38,964
Moderately Conservative Balanced Allocation	—	10,162	(297)	—	—	28,598	38,463
James Alpha Macro	—	—	(78,471)	(2,090,920)	(901,379)	143,117	(2,927,653)
James Alpha Global Real Estate Investments	31,354,007	—	—	—	—	(279,385,362)	(248,031,355)
James Alpha Multi Strategy Alternative Income	—	951,206	(11,234)	—	—	(453,445)	486,527
James Alpha Managed Risk Domestic Equity	3,430,825	—	(4,839,095)	(983,827)	(30,103)	5,009,344	2,587,144
James Alpha Managed Risk Emerging Markets Equity	326,698	—	(638,222)	(231,321)	(83,547)	33,291	(593,101)
James Alpha Hedged High Income	—	—	(701,257)	(1,879,294)	—	(2,924,757)	(5,505,308)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, perpetual bond securities, trust preferred securities, accrued dividends payable and dividends payable on foreign tax passthrough and C-Corporations adjustments. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $8,$(1,237), $(38), $(93,787), $462 and $(15,767) for the Energy & Basic Materials Portfolio, International Equity, James Alpha Macro Portfolio, James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi-Strategy Alternative Income Portfolio and James Alpha Hedged High Income Portfolio respectively

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$21,477
Large Capitalization Growth	24,977
Mid Capitalization	—
Small Capitalization	22,094
International Equity	—
Health & Biotechnology	—
Technology & Communications	261,643
Energy & Basic Materials	—
Financial Services	3,800
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	601
Moderate Balanced Allocation	1,277
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	297
James Alpha Macro	78,471
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	11,234
James Alpha Managed Risk Domestic Equity	—
James Alpha Managed Risk Emerging Markets Equity	—
James Alpha Hedged High Income	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	164,658
International Equity	92,465
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	272,038
Financial Services	—
Investment Quality Bond	—
Municipal Bond	736
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	15,290
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—
James Alpha Macro	—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	—
James Alpha Managed Risk Domestic Equity	4,839,095
James Alpha Managed Risk Emerging Markets Equity	638,222
James Alpha Hedged High Income	701,257

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Short-Term Bond Index Fund – Admiral Shares. The financial statements of the Vanguard Short Term Tax Exempt Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2020, the percentage of net assets invested in the Vanguard Short-Term Bond Index Fund – Admiral Shares was 78.6%.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the Vanguard Short Term Tax Exempt Fund – Admiral Shares. The financial statements of the Vanguard Short Term Tax Exempt Fund – Admiral Shares, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2020, the percentage of net assets invested in the Vanguard Short Term Tax Exempt Fund – Admiral Shares was 71.9%.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2020, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 27.7%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2020, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 91.7%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio will be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2020, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 48.1%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2020 (Continued)

9.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the below entities held more than 25% of the voting securities for each of the Funds listed.

			National		First		Wells Fargo
	UBS Wealth	Denis	Financial	Pershing,	National	Mid Atlantic Trust	Clearing	TD Ameritrade	Charles Schwab &
	Management *	Nayden	Services *	LLC *	Bank *	Company FBO *	Services *	Trust Company *	Co., Inc.
International Equity	—	—	—	—	—	—	—	—	47.06%
Energy & Basic Materials	—	—	—	—	47.26%	—	—	—	—
Financial Services	—	—	—	—	50.45%	—	—	—	—
Investment Quality Bond	—	—	—	—	60.06%	—	—	—	—
Large Cap Value	—	—	—	—	45.32%	—	—	—	—
Large Cap Growth	—	—	—	—	31.97%	—	—	—	—
Small Cap	—	—	—	—	46.36%	—	—	—	—
Mid Cap	—	—	—	—	40.69%	—	—	—	—
U.S. Government Money Market	—	—	—	—	62.86%	—	—	—	—
James Alpha Multi Strategy
Alternative Income	—	89.10%	—	—	—	—	—	—	—
James Alpha Hedged High Income	—	—	57.23%	—	—	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—	68.62%	28.83%	—	—	—
Conservative Balanced Allocation	—	—	—	34.94%	49.48%	—	—	—	—
Moderate Balanced Allocation
Portfolio	—	—	—	28.47%	43.67%	—	—	—	—
Moderately Aggressive Balanced
Allocation	—	—	—	—	52.68%	43.35%	—	—	—
Moderately Conservative Balanced
Allocation	—	—	—	—	41.43%	41.16%	—	—	—
James Alpha Macro	—	—	30.90%	—	—	—	—	—	—
James Alpha Managed Risk
Domestic Equity	—	—	58.62%	—	—	—	—	—	—
James Alpha Managed Risk
Emerging Markets	—	—	32.32%	—	—	—	—	30.16%	—

*	Comprised of multiple investors and accounts

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis. Management has assessed these changes and concluded these changes do not have a material impact on the financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$21.17	$22.78	$23.77	$20.85	$21.70
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.01)	0.10	0.07	0.10
Net realized and unrealized gain (loss)	1.18	(0.21)	0.71	2.85	(0.50)
Total from investment operations	1.15	(0.22)	0.81	2.92	(0.40)
Dividends and Distributions:
Dividends from net investment income	—	(0.07)	—	—	—
Distributions from realized gains	—	(1.32)	(0.78)	—	(0.45)
Distributions from return of capital	—	—	(1.02)	—	—
Total dividends and distributions	—	(1.39)	(1.80)	—	(0.45)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$22.32	$21.17	$22.78	$23.77	$20.85
Total Return*	5.43%	(0.14)%	3.58%	14.00%	(1.77)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$12,317	$13,358	$14,930	$17,247	$18,469
Ratio of gross operating expenses to average net assets (2)	1.17%	1.14%	1.22%	1.24%	1.24%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.15)%	(0.04)%	0.45%	0.30%	0.48%
Portfolio Turnover Rate	82%	87%	100%	65%	79%

	Large Capitalization Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$24.45	$31.61	$25.48	$26.87	$27.21
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	—	—	(0.01)	0.26
Net realized and unrealized gain (loss)	7.85	(1.76)	7.68	3.76	2.12
Total from investment operations	7.82	(1.76)	7.68	3.75	2.38
Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.25)	—
Distributions from realized gains	(3.67)	(5.40)	(1.55)	(4.89)	(2.72)
Total dividends and distributions	(3.67)	(5.40)	(1.55)	(5.14)	(2.72)
Redemption Fees	—	—	—	—	— **
Net Asset Value, End of Year	$28.60	$24.45	$31.61	$25.48	$26.87
Total Return*	35.93%	(4.37)%	31.33%	17.04%	8.92%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$28,236	$24,398	$29,936	$26,906	$31,109
Ratio of gross operating expenses to average net assets (3)	1.12%	1.06%	1.14%	1.22%	1.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.11)%	0.01%	0.00%	(0.04)%	0.96%
Portfolio Turnover Rate	74%	90%	74%	97%	160%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.17%	1.14%	1.22%	1.24%	1.24%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.12%	1.06%	1.14%	1.22%	1.21%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.69	$13.48	$12.87	$12.96	$14.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.03	0.08	0.05	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.07)	(0.65)	1.57	0.76	(0.45)
Total from investment operations	(0.04)	(0.57)	1.62	0.81	(0.46)
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.07)	(0.06)	—	—
Distributions from realized gains	—	(1.15)	(0.95)	(0.90)	(0.58)
Distributions from return of capital	—	—	—	—	—
Total dividends and distributions	(0.05)	(1.22)	(1.01)	(0.90)	(0.58)
Redemption Fees	—	—	—	— **	— **
Net Asset Value, End of Year	$11.60	$11.69	$13.48	$12.87	$12.96
Total Return*	(0.38)%	(3.13)%	13.17%	6.55%	(3.10)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,126	$8,859	$10,224	$10,306	$11,889
Ratio of gross operating expenses to average net assets (2)	1.46%	1.29%	1.45%	1.61%	1.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.28%	0.66%	0.40%	0.40%	(0.10)%
Portfolio Turnover Rate	53%	49%	39%	43%	54%

	Small Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$5.89	$8.10	$6.66	$5.70	$8.94
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	—	(0.01)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.57	(1.30)	1.45	1.01	0.06
Total from investment operations	0.54	(1.30)	1.44	0.96	0.03
Dividends and Distributions:
Dividends from net investment income	— **	—	—	—	—
Distributions from realized gains	—	(0.91)	—	—	(3.27)
Total dividends and distributions	—	(0.91)	—	—	(3.27)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$6.43	$5.89	$8.10	$6.66	$5.70
Total Return*	9.19%	(15.41)%	21.62%	16.84%	1.72%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,362	$5,357	$7,331	$6,963	$7,119
Ratio of gross operating expenses to average net assets (3)	1.68%	1.44%	1.55%	1.88%	1.75%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.44)%	(0.04)%	(0.20)%	(0.81)%	(0.48)%
Portfolio Turnover Rate	101%	90%	115%	127%	112%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.46%	1.29%	1.45%	1.61%	1.60%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.68%	1.44%	1.55%	1.88%	1.75%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year	$8.95		$10.23		$11.64	$9.38	$9.58
Income (Loss) from Investment Operations:
Net investment income (1)	0.10		0.19		0.11	—	0.05 **
Net realized and unrealized gain (loss)	0.08		(1.42)		(0.39)	1.19	(0.24)
Total from investment operations	0.18		(1.23)		(0.28)	1.19	(0.19)
Dividends and Distributions:
Dividends from net investment income	(0.19)		(0.05)		— **	(0.06)	(0.01)
Total dividends and distributions	(0.19)		(0.05)		—	(0.06)	(0.01)
Redemption Fees	—		—		—	— **	— **
Net Asset Value, End of Year	$8.94		$8.95		$10.23	$10.51	$9.38
Total Return*	1.80	% #	(12.02	)% #	(2.63)%	12.76%	(1.94)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,277		$8,320		$11,024	$4,570	$5,072
Ratio of gross operating expenses to average net assets (2)	1.64%		1.61%		2.30%	2.96%	2.73%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.09%		2.00%		0.99%	0.01%	0.58%
Portfolio Turnover Rate	52%		95%		130%	69%	125%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year	$21.14		$27.51		$27.43	$31.47	$32.56
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01		(0.01)		(0.05)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	2.78		(2.30)		2.34	1.18	2.01
Total from investment operations	2.79		(2.31)		2.29	1.09	1.96
Dividends and Distributions:
Distributions from realized gains	(0.91)		(4.06)		(4.23)	(3.11)	(3.05)
Total dividends and distributions	(0.91)		(4.06)		(4.23)	(3.11)	(3.05)
Redemption Fees	—		—		—	—	— **
Net Asset Value, End of Year	$23.02		$21.14		$27.51	$29.45	$31.47
Total Return*	13.22%		(9.16)%		8.88%	4.43%	6.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,741		$6,927		$9,436	$10,246	$12,943
Ratio of gross operating expenses to average net assets (3)	1.91%		1.82%		1.90%	1.93%	1.90%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.05%		(0.02)%		(0.20)%	(0.29)%	(0.17)%
Portfolio Turnover Rate	21%		32%		13%	12%	19%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

1.25%	1.25%	1.92%	2.90%	2.73%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

1.91%	1.82%	1.90%	1.93%	1.90%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$24.28	$24.86	$23.26	$18.08	$17.16
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	0.03	(0.11)	(0.08)	0.03
Net realized and unrealized gain	8.43	0.27	5.89	4.17	2.79
Total from investment operations	8.32	0.30	5.78	4.09	2.82
Dividends and Distributions:
Distributions from realized gains	(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Total dividends and distributions	(0.97)	(0.88)	(1.59)	(1.50)	(1.90)
Redemption Fees	—	—	—	— **	—
Net Asset Value, End of Year	$31.63	$24.28	$24.86	$20.67	$18.08
Total Return*	35.28%	1.70%	29.38%	23.97%	17.77%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$32,790	$28,695	$29,894	$25,550	$19,867
Ratio of gross operating expenses to average net assets (2)	1.68%	1.68%	1.75%	1.80%	1.84%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.42)%	0.11%	(0.50)%	(0.44)%	0.16%
Portfolio Turnover Rate	10%	2%	1%	16%	37%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$10.11	$14.44	$12.15	$11.46	$11.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.14	0.04	(0.07)	(0.02)	(0.09)
Net realized and unrealized gain (loss)	(2.01)	(4.37)	2.36	0.71	(0.31)
Total from investment operations	(1.87)	(4.33)	2.29	0.69	(0.40)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$8.24	$10.11	$14.44	$12.15	$11.46
Total Return*	(18.50)%	(29.99)%	18.85%	6.02%	(3.37)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$942	$976	$1,783	$1,452	$1,857
Ratio of gross operating expenses to average net assets (3)	3.65%	3.07%	3.51%	3.46%	3.56%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.57%	0.35%	(0.53)%	(0.18)%	(0.81)%
Portfolio Turnover Rate	63%	45%	61%	54%	134%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

1.68%	1.68%	1.75%	1.80%	1.84%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

(4)	During the years ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture were 2.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$8.92	$12.02	$12.23	$8.89		$8.63
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.06)	(0.07)	(0.15)	(0.11)		(0.07)
Gain from trade error	—	—	—	0.14		—
Net realized and unrealized gain (loss)	(0.76)	(1.35)	1.61	1.64		0.33
Total from investment operations	(0.82)	(1.42)	1.46	1.67		0.26
Dividends and Distributions:
Distributions from realized gains	(0.21)	(1.68)	—	—		—
Total dividends and distributions	(0.21)	(1.68)	—	—		—
Redemption Fees	—	—	—	—	**	—
Net Asset Value, End of Year	$7.89	$8.92	$12.02	$10.56		$8.89
Total Return*	(9.60)%	(10.93)%	13.83%	18.79	% +	3.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$944	$1,136	$1,411	$1,736		$1,525
Ratio of gross operating expenses to average net assets (2)	3.51%	3.41%	3.42%	3.51%		3.74%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.66)%	(0.73)%	(1.29)%	(1.15)%		(0.89)%
Portfolio Turnover Rate	71%	67%	52%	55%		73%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$9.56	$9.31	$9.45	$9.69		$9.64
Income (Loss) from Investment Operations:
Net investment income (1)	0.07	0.11	0.08	0.09		0.09
Net realized and unrealized gain (loss)	0.24	0.27	(0.21)	(0.09)		0.14
Total from investment operations	0.31	0.38	(0.13)	—		0.23
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.06)	(0.08)		(0.09)
Distributions from realized gains	—	—	(0.07)	(0.04)		(0.09)
Total dividends and distributions	(0.08)	(0.13)	(0.13)	(0.12)		(0.18)
Redemption Fees	—	—	—	—		—
Net Asset Value, End of Year	$9.79	$9.56	$9.31	$9.57		$9.69
Total Return*	3.24%	4.14%	(1.34)%	0.00%		2.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,345	$4,243	$4,935	$6,420		$7,812
Ratio of gross operating expenses to average net assets (3)	1.37%	1.27%	1.54%	1.46%		1.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.71%	1.18%	0.87%	0.91%		1.35%
Portfolio Turnover Rate	23%	11%	112%	15%		37%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.37%	1.27%	1.23%	1.35%	1.30%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 17.21%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$9.02		$8.95		$9.24		$9.82		$9.67
Income (Loss) from Investment Operations:
Net investment income (1)	0.00		0.01		0.05		0.05		0.03
Net realized and unrealized gain (loss)	0.07		0.07		(0.29)		(0.20)		0.29
Total from investment operations	0.07		0.08		(0.24)		(0.15)		0.32
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.05)		(0.05)		(0.03)
Distributions from realized gains	—		—		—		(0.38)		(0.14)
Total dividends and distributions	(0.01)		(0.01)		(0.05)		(0.43)		(0.17)
Net Asset Value, End of Year	$9.08		$9.02		$8.95		$9.24		$9.82
Total Return*	0.77	% #	0.88	% #	(2.66)%		(1.35)%		3.39%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$507		$557		$589		$660		$735
Ratio of gross operating expenses to average net assets (2)	2.35%		2.91%		3.79%		3.59%		2.91%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.04%		0.11%		0.46%		0.59%		0.33%
Portfolio Turnover Rate	22%		2%		104%		48%		142%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.01		0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.01		0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	0.00	**	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.01)		(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.00%		1.09%		0.29%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,213		$5,992		$7,656		$9,645		$12,772
Ratio of gross operating expenses to average net assets (3)	1.18%		1.24%		1.17%		1.01%		0.93%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.28%		1.09%		0.29%		0.02%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.64%	1.41%	1.27%	1.59%	1.90%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.68%	1.24%	1.16%	0.60%	0.22%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Aggressive Balanced Allocation Portfolio - Class I Shares

				For the Period
				December 29,
	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,
	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$9.94	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.25	0.24		0.04
Net realized and unrealized gain (loss)	0.62	(0.45)		0.39
Total from investment operations	0.87	(0.21)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.27)		—
Distributions from realized gains	(0.11)	(0.01)		—
Total dividends and distributions	(0.39)	(0.28)		—
Net Asset Value, End of Year/Period	$10.42	$9.94		$10.43
Total Return*	8.76%	(1.81)%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$666	$595		$607
Ratio of gross operating expenses to average net assets (4)	2.01%	3.01%		3.07	% (3)
Ratio of net operating expenses to average net assets (4)	0.79%	0.60%		0.35	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	2.53%	2.47%		0.64	% (3)
Portfolio Turnover Rate	3%	56%		8	% (5)

	Conservative Balanced Allocation Portfolio - Class I Shares

				For the Period
				December 29,
	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,
	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.20	$10.33		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.23	0.23		0.06
Net realized and unrealized gain (loss)	0.52	(0.16)		0.27
Total from investment operations	0.75	0.07		0.33
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.20)		—
Distributions from realized gains	(0.10)	(0.00	) **	—
Distributions from return of capital	(0.03)	—		—
Total dividends and distributions	(0.37)	(0.20)		—
Net Asset Value, End of Year/Period	$10.58	$10.20		$10.33
Total Return*	7.45%	0.84%		3.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,656	$1,602		$937
Ratio of gross operating expenses to average net assets (4)	1.60%	1.77%		2.59	% (3)
Ratio of net operating expenses to average net assets (4)	0.79%	0.70%		0.49	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	2.28%	2.32%		0.83	% (3)
Portfolio Turnover Rate	12%	31%		4	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Moderate Balanced Allocation Portfolio - Class I Shares

				For the Period
				December 29,
	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,
	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$10.15	$10.43		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.22	0.28		0.05
Net realized and unrealized gain (loss)	0.67	(0.28)		0.38
Total from investment operations	0.89	(0.00)		0.43
Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.28)		—
Distributions from realized gains	(0.11)	(0.00	) **	—
Total dividends and distributions	(0.35)	(0.28)		—
Net Asset Value, End of Year/Period	$10.69	$10.15		$10.43
Total Return*	8.93%	0.31%		4.30%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$967	$743		$588
Ratio of gross operating expenses to average net assets (4)	1.70%	2.12%		2.87	% (3)
Ratio of net operating expenses to average net assets (4)	0.79%	0.63%		0.36	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	2.19%	2.79%		0.73	% (3)
Portfolio Turnover Rate	8%	35%		7	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class I Shares

				For the Period
				December 29,
	Year Ended	Year Ended		2017 (1) to
	August 31,	August 31,		August 31,
	2020	2019		2018
Net Asset Value, Beginning of Year/Period	$9.93	$10.35		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.22	0.28		0.03
Net realized and unrealized gain (loss)	0.59	(0.43)		0.32
Total from investment operations	0.81	(0.15)		0.35
Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.27)		—
Distributions from realized gains	(0.01)	—		—
Total dividends and distributions	(0.26)	(0.27)		—
Net Asset Value, End of Year/Period	$10.48	$9.93		$9.93
Total Return*	8.14%	(1.18)%		3.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$568	$380		$397
Ratio of gross operating expenses to average net assets (4)	2.08%	2.62%		3.12	% (3)
Ratio of net operating expenses to average net assets (4)	0.79%	0.65%		0.32	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (4)	2.20%	2.84%		0.51	% (3)
Portfolio Turnover Rate	8%	69%		0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year/period)

	Moderately Conservative Balanced Allocation Portfolio - Class I Shares

			For the Period
			December 29,
	Year Ended	Year Ended	2017 (1) to
	August 31,	August 31,	August 31,
	2020	2019	2018
Net Asset Value, Beginning of Year/Period	$9.94	$10.25	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.24	0.26	0.04
Net realized and unrealized gain (loss)	0.53	(0.31)	0.21
Total from investment operations	0.77	(0.05)	0.25
Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.26)	—
Distributions from realized gains	(0.09)	—	—
Total dividends and distributions	(0.35)	(0.26)	—
Net asset, end of year/period (000s)	$10.36	$9.94	$10.25
Total Return *	7.84%	(0.19)%	2.50%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$836	$741	$743
Ratio of gross operating expenses to average net assets (4)	1.85%	2.30%	2.37	% (3)
Ratio of net operating expenses to average net assets (4)	0.79%	0.67%	0.41	% (3)
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	2.46%	2.67%	0.58	% (3)
Portfolio Turnover Rate	11%	57%	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Macro Portfolio - Class I Shares (Consolidated)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.95		$9.15	$9.16	$9.34	$10.24
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.13		0.09	0.10	0.03	(0.08)
Net realized and unrealized gain (loss)	(0.57)		0.71	(0.11)	(0.21)	(0.59)
Total from investment operations	(0.44)		0.80	(0.01)	(0.18)	(0.67)
Dividends and Distributions:
Dividends from net investment income	(0.77)		—	—	—	(0.23)
Distributions from return of capital	(0.00	) **	—	—	—	—
Total dividends and distributions	(0.77)		—	—	—	(0.23)
Redemption Fees	—		— **	—	— **	— **
Net Asset Value, End of Year	$8.74		$9.95	$9.15	$9.16	$9.34
Total Return*	(4.58)%		8.74%	(0.11)%	(1.93)%	(6.71)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,020		$7,187	$6,849	$8,448	$11,581
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2)	2.57%		2.46%	2.36%	2.36%	1.87%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3)	1.45%		1.28%	1.30%	1.25%	1.25%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.50%		1.00%	1.03%	0.36%	(0.81)%
Portfolio Turnover Rate	125%		133%	103%	83%	241%

	James Alpha Global Real Estate Investments Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year	$18.42		$19.29	$19.46	$19.42	$19.10
Income (Loss) from Investment Operations:
Net investment income (1)	0.28		0.17	0.41	0.34	0.48
Net realized and unrealized gain (loss)	(0.54)		0.66	1.27	1.58	1.76
Total from investment operations	(0.26)		0.83	1.68	1.92	2.24
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.68)	(0.74)	(0.33)	(0.73)
Distributions from realized gains	(1.65)		(1.02)	(1.11)	(1.55)	(1.19)
Total dividends and distributions	(1.97)		(1.70)	(1.85)	(1.88)	(1.92)
Redemption Fees	—		—	—	— **	— **
Net Asset Value, End of Year	$16.19		$18.42	$19.29	$19.46	$19.42
Total Return*	(1.51)%		5.06%	9.22%	10.82%	12.50%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$544,432		$643,866	$591,437	$314,904	$273,275
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	1.35%		1.33%	1.37%	1.68%	1.76%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	1.19%		1.19%	1.19%	1.43%	1.49%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.68%		0.93%	2.13%	1.79%	2.51%
Portfolio Turnover Rate	187%		172%	204%	141%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.53%	2.43%	2.31%	2.36%	1.87%

(3)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

1.41%	1.25%	1.25%	1.25%	1.25%

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.35%	1.33%	1.37%	1.68%	1.76%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.19%	1.19%	1.19%	1.43%	1.49%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	James Alpha Multi Strategy Alternative Income Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year	$9.10		$9.62		$8.88	$9.09	$9.44
Income (Loss) from Investment Operations:
Net investment income (1)	0.03		0.05		0.01	—	0.06
Net realized and unrealized gain (loss)	0.57		(0.22)		1.10	0.16	(0.27)
Total from investment operations	0.60		(0.17)		1.11	0.16	(0.21)
Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.19)		—	— **	(0.01)
Distributions from realized gains	—		—		—	(0.20)	(0.08)
Distributions from return of capital	—		(0.16)		(0.37)	(0.17)	(0.05)
Total dividends and distributions	(0.29)		(0.35)		(0.37)	(0.37)	(0.14)
Redemption Fees	—		—		—	—	—
Net Asset Value, End of Year	$9.41		$9.10		$9.62	$8.88	$9.09
Total Return *	6.90%		(1.66)%		12.88%	1.75%	(2.10)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$12,625		$11,815		$12,034	$13,380	$14,886
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2,7)	4.50%		4.53%		4.11%	3.78%	3.47%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,7)	2.97%		3.14%		3.38%	3.26%	2.96%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	0.32%		0.52%		0.14%	(0.02)%	0.70%
Portfolio Turnover Rate	185%		414%		183%	118%	124%

	James Alpha Managed Risk Domestic Equity Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	August 31,		August 31,		August 31,	August 31,	August 31,
	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year	$10.53		$10.90		$10.41	$9.98	$9.58
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.03)		(0.10)		(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.72		0.76		0.82	0.47	0.45
Total from investment operations	0.69		0.66		0.76	0.43	0.44
Dividends and Distributions:
Dividends from net investment income	—		(0.34)		(0.27)	(0.01)	(0.04)
Distributions from realized gains	(0.26)		(0.69)		—	—	—
Total dividends and distributions	(0.26)		(1.03)		(0.27)	(0.01)	(0.04)
Redemption Fees	—		—		—	0.01	— **
Net Asset Value, End of Year	$10.96		$10.53		$10.90	$10.41	$9.98
Total Return *	6.69	% (8)	6.68	% (8)	7.40%	4.42%	4.58%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$41,145		$19,673		$3,742	$4,705	$5,471
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,10)	1.82%		1.99%		2.25%	2.96%	2.35%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,10)	1.81%		1.86%		2.30%	2.21%	2.07%
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (10)	(0.29)%		(0.93)%		(0.61)%	(0.37)%	(0.15)%
Portfolio Turnover Rate	173%		245%		84%	11%	7%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.52%	3.55%	3.23%	3.02%	3.02%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

1.99%	2.16%	2.50%	2.50%	2.50%

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

1.79%	1.95%	1.93%	2.74%	2.27%

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

1.79%	1.82%	1.99%	1.99%	1.99%

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Not annualized

(10)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$8.43		$9.56		$10.24		$9.53		$9.41
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.09		0.04		(0.01)		(0.09)		0.01
Net realized and unrealized gain (loss)	(0.08)		(0.03)		0.08		0.82		0.25
Total from investment operations	0.01		0.01		0.07		0.73		0.26
Dividends and Distributions:
Dividends from net investment income	—		(0.04)		(0.75)		(0.02)		(0.08)
Distributions from realized gains	—		(1.10)		—		—		(0.06)
Distributions from return of capital	—		—		—		—		—
Total dividends and distributions	—		(1.14)		(0.75)		(0.02)		(0.14)
Redemption Fees	—		—		—		—		—	**
Net Asset Value, End of Year	$8.44		$8.43		$9.56		$10.24		$9.53
Total Return *	0.12	% (10)	0.23	% (10)	0.61%		7.65%		2.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,664		$4,066		$5,432		$8,694		$8,103
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)	2.93%		2.72%		2.38%		2.50%		2.36%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)	1.92%		2.01%		2.14%		2.24%		2.13%
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	1.04%		0.44%		(0.05)%		(0.96)%		0.03%
Portfolio Turnover Rate	519%		694%		335%		152%		15%

	James Alpha Hedged High Income Portfolio - Class I Shares

									For the Fiscal
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$9.07		$9.27		$9.46		$9.10		$9.16
Income (Loss) from Investment Operations:
Net investment income (2)	0.35		0.37		0.40		0.47		0.36
Net realized and unrealized (loss)	(0.23)		(0.18)		(0.18)		0.32		(0.06)
Total from investment operations	0.12		0.19		0.22		0.79		0.30
Dividends and Distributions:
Dividends from net investment income	(0.35)		(0.33)		(0.37)		(0.43)		(0.36)
Distributions from realized gains	—		—		—		—		—
Distributions from return of capital	(0.05)		(0.06)		(0.04)		—		—
Total dividends and distributions	(0.40)		(0.39)		(0.41)		(0.43)		(0.36)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$8.79		$9.07		$9.27		$9.46		$9.10
Total Return*	1.45%		2.36	% (10)	2.36	% (10)	8.86	% (10)	3.49%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13,601		$24,647		$24,647		$16,820		$13,261
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.86%		2.45%		2.45%		2.70%		3.38	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.11%		2.04%		2.04%		1.99%		1.99	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	3.93%		4.37%		4.37%		5.07%		4.95	% (3)
Portfolio Turnover Rate	277%		171%		171%		106%		66	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.80%	2.59%	2.23%	2.25%	2.21	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

1.79%	1.87%	1.99%	1.99%	1.98	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.60%	1.95%	1.93%	2.74%	2.27	% (3)

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

1.85%	1.82%	1.99%	1.99%	1.99	% (3)

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

(10)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Macro Portfolio - Class S Shares (Consolidated)

					For the Period
					August 17,
	Year Ended		Year Ended	Year Ended	2017 (1) to
	August 31,		August 31,	August 31,	August 31,
	2020		2019	2018	2017
Net Asset Value, Beginning of Year/Period	$9.97		$9.16	$9.17	$9.05
Income (Loss) from Investment Operations:
Net investment income (2)	0.18		0.10	0.13	0.00	**
Net realized and unrealized gain (loss)	(0.58)		0.71	(0.14)	0.12
Total from investment operations	(0.40)		0.81	(0.01)	0.12
Dividends and Distributions:
Dividends from net investment income	(0.77)		—	—	—
Distributions from return of capital	(0.00	) **	—	—	—
Total dividends and distributions	(0.77)		—	—	—
Redemption Fees	—		— **	— **	—	**
Net Asset Value, End of Year/Period	$8.80		$9.97	$9.16	$9.17
Total Return*	(4.15)%		8.84%	(0.11)%	1.33%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$2,885		$3,550	$4,636	$109
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (2)	2.57%		2.41%	2.39%	2.36	% (6)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3)	0.98%		1.20%	1.30%	1.25	% (6)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.97%		1.08%	1.39%	0.36	% (6)
Portfolio Turnover Rate	125%		133%	103%	83	% (7)

	James Alpha Global Real Estate Investments Portfolio - Class S Shares

					For the Period
					August 17,
	Year Ended		Year Ended	Year Ended	2017 (1) to
	August 31,		August 31,	August 31,	August 31,
	2020		2019	2018	2017
Net Asset Value, Beginning of Year/Period	$18.55		$19.35	$19.46	$19.30
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.31		0.22	0.42	(0.36)
Net realized and unrealized gain	(0.54)		0.69	1.32	0.52
Total from investment operations	(0.23)		0.91	1.74	0.16
Dividends and Distributions:
Dividends from net investment income	(0.32)		(0.69)	(0.74)	—
Distributions from realized gains	(1.65)		(1.02)	(1.11)	—
Total dividends and distributions	(1.97)		(1.71)	(1.85)	—
Redemption Fees	—		—	— **	—	**
Net Asset Value, End of Year/Period	$16.35		$18.55	$19.35	$19.46
Total Return*	(1.32)%		5.44%	9.54%	0.83%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$31,355		$12,238	$21,284	$285
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4)	1.36%		1.33%	1.37%	1.68	% (6)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5)	1.00%		0.88%	0.90%	1.19	% (6)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.86%		1.20%	2.23%	1.79	% (6)
Portfolio Turnover Rate	187%		172%	204%	141	% (7)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

2.53%	2.38%	2.30%	2.36	% (6)

(4)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Macro Portfolio:

0.94%	1.17%	1.20%	1.25	% (6)

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.36%	1.33%	1.37%	1.68	% (6)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Global Real Estate Portfolio:

1.00%	0.88%	0.90%	1.19	% (6)

(7)	Annualized for periods less than one year.

(8)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class S Shares

				For the Period
				August 17,
	Year Ended	Year Ended	Year Ended	2017 (1) to
	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$9.17	$9.67	$8.87	$8.73
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.07	0.07	0.06	(0.01)
Net realized and unrealized gain (loss)	0.59	(0.22)	1.11	0.15
Total from investment operations	0.66	(0.15)	1.17	0.14
Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.19)	—	—
Distributions from realized gains	—	—	—
Distributions from return of capital	—	(0.16)	(0.37)	—
Total dividends and distributions	(0.29)	(0.35)	(0.37)	—
Net Asset Value, End of Year/Period	$9.54	$9.17	$9.67	$8.87
Total Return *	7.51%	(1.44)%	13.59%	1.60%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$734	$1,511	$3,206	$89
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,9)	4.50%	4.45%	4.34%	3.78	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,9)	2.47%	2.87%	3.08%	3.26	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	0.87%	0.75%	0.66%	(0.02	)% (3)
Portfolio Turnover Rate	185%	414%	183%	118	% (8)

	James Alpha Managed Risk Domestic Equity Portfolio - Class S Shares

				For the Period
				August 17,
	Year Ended	Year Ended	Year Ended	2017 (1) to
	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017
Net Asset Value, Beginning of Year/Period	$10.64	$10.95	$10.38	$10.30
Income from Investment Operations:
Net investment loss (2)	0.02	—	(0.01)	(0.08)
Net realized and unrealized gain	0.73	0.72	0.85	0.16
Total from investment operations	0.75	0.72	0.84	0.08
Dividends and Distributions:
Dividends from net investment income	—	(0.34)	(0.27)	—
Distributions from realized gains	(0.26)	(0.69)	—	—
Total dividends and distributions	(0.26)	(1.03)	(0.27)	—
Redemption Fees	—	—	— **	0.00	**
Net Asset Value, End of Year/Period	$11.13	$10.64	$10.95	$10.38
Total Return *	7.19%	7.23%	8.21%	0.78%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$9,702	$13,365	$21,023	$369
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,9)	1.81%	1.94%	2.22%	2.96	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,9)	1.36%	1.33%	1.62%	2.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	0.16%	(0.03)%	(0.13)%	(0.37	)% (3)
Portfolio Turnover Rate	173%	245%	84%	11	% (8)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.52%	3.47%	3.34%	3.02	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

1.49%	1.89%	2.09%	2.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

1.78%	1.90%	1.89%	2.74	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

1.34%	1.30%	1.29%	1.99	% (3)

(8)	Not annualized

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class S Shares

					For the Period
					August 17,
	Year Ended	Year Ended		Year Ended	2017 (1) to
	August 31,	August 31,		August 31,	August 31,
	2020	2019		2018	2017
Net Asset Value, Beginning of Year	$8.47	$9.58		$10.22	$10.10
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.12	0.01		(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.07)	0.02		0.14	0.13
Total from investment operations	0.05	0.03		0.11	0.12
Dividends and Distributions:
Dividends from net investment income	—	(0.04)		(0.75)	—
Distributions from realized gains	—	(1.10)		—	—
Distributions from return of capital	—	—		—	—
Total dividends and distributions	—	(1.14)		(0.75)	—
Redemption Fees	—	—		—	—	**
Net Asset Value, End of Year	$8.52	$8.47		$9.58	$10.22
Total Return *	0.59%	0.45	% +	1.02%	1.19%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$1,296	$1,857		$2,391	$46
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,9)	2.94%	2.78%		2.48%	2.50	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,9)	1.47%	1.77%		1.88%	2.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	1.48%	0.23%		(0.30)%	(0.96	)% (3)
Portfolio Turnover Rate	519%	694%		335%	152	% (4)

	James Alpha Hedged High Income Portfolio - Class S Shares

					For the Period
					August 17,
	Year Ended	Year Ended		Year Ended	2017 (1) to
	August 31,	August 31,		August 31,	August 31,
	2020	2019		2018	2017
Net Asset Value, Beginning of Year	$9.17	$9.33		$9.47	$9.48
Income (Loss) from Investment Operations:
Net investment income (2)	0.39	0.41		0.46	0.01
Net realized and unrealized (loss)	(0.22)	(0.18)		(0.19)	(0.02)
Total from investment operations	0.17	0.23		0.27	(0.01)
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.33)		(0.37)	—
Distributions from realized gains	—	—		—	—
Distributions from return of capital	(0.06)	(0.06)		(0.04)	—
Total dividends and distributions	(0.40)	(0.39)		(0.41)	—
Redemption Fees	—	—		—	—	**
Net Asset Value, End of Year	$8.94	$9.17		$9.33	$9.47
Total Return*	1.99%	2.63%		2.89%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$15,584	$23,374		$39,016	$621
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.85%	2.78%		2.50%	2.70	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	1.64%	1.68%		1.51%	1.99	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	4.34%	4.48%		4.74%	5.07	% (3)
Portfolio Turnover Rate	277%	195%		171%	106	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.81%	2.65%	2.33%	2.25	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

1.34%	1.63%	1.73%	1.99	% (3)

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

2.60%	2.49%	2.35%	2.70	% (3)

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Hedged High Income Portfolio:

1.39%	1.39%	1.35%	1.99	% (3)

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

+	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of the James Alpha Macro Portfolio, a series of the Saratoga Advantage Trust (the “Trust”), including the consolidated schedule of investments as of August 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “consolidated financial statements”).

We have also audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Hedged High Income Portfolio, (collectively, along with the James Alpha Macro Portfolio, referred to as the “Funds”) each a series of the Saratoga Advantage Trust, including the schedules of investments, as of August 31, 2020, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”) . In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting	Consolidated
Saratoga Advantage	Statement of	Consolidated Statements of
Trust	Operations	Changes in Net Assets	Consolidated Financial Highlights
James Alpha Macro Portfolio	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020

To the Shareholders and Board of Trustees
of Saratoga Advantage Trust
Page Two

Individual Funds
constituting
Saratoga Advantage	Statement of	Statements of
Trust	Operations	Changes in Net Assets	Financial Highlights

Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Real Estate Investments Portfolio, James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Hedged High Income Portfolio	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020

Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the two years in the period ended August 31, 2020 and for the period from December 29, 2017 (commencement of operations) through August 31, 2018

Basis for Opinion

These consolidated financial statements and financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements and financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

To the Shareholders and Board of Trustees
of Saratoga Advantage Trust
Page Three

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2020

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2020, through August 31, 2020.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2020	Value - 8/31/2020	3/1/2019 - 8/31/2020*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$998.60	$4.87	0.97%
Large Capitalization Value – Class A	1,000.00	988.50	4.73	0.94%
Large Capitalization Value – Class C	1,000.00	994.20	8.22	1.64%
Large Capitalization Growth – Class I	1,000.00	956.30	4.91	1.00%
Large Capitalization Growth – Class A	1,000.00	946.80	5.46	1.11%
Large Capitalization Growth – Class C	1,000.00	952.50	8.26	1.68%
Mid Capitalization – Class I	1,000.00	968.70	5.40	1.09%
Mid Capitalization – Class A	1,000.00	965.10	6.04	1.22%
Mid Capitalization – Class C	1,000.00	959.00	7.56	1.53%
Small Capitalization – Class I	1,000.00	845.90	5.14	1.10%
Small Capitalization – Class A	1,000.00	838.70	8.93	1.93%
Small Capitalization – Class C	1,000.00	842.40	6.37	1.37%
International Equity – Class I	1,000.00	1,018.20	6.36	1.25%
International Equity – Class A	1,000.00	1,016.00	8.38	1.65%
International Equity – Class C	1,000.00	1,012.60	11.45	2.26%
Health & Biotechnology – Class I	1,000.00	1,072.70	9.89	1.89%
Health & Biotechnology – Class A	1,000.00	1,070.60	11.97	2.29%
Health & Biotechnology – Class C	1,000.00	1,067.40	15.08	2.89%
Technology & Communications – Class I	1,000.00	1,307.00	9.77	1.68%
Technology & Communications – Class A	1,000.00	1,304.40	12.08	2.08%
Technology & Communications – Class C	1,000.00	1,300.70	15.53	2.68%
Energy & Basic Materials – Class I	1,000.00	937.40	14.65	3.00%
Energy & Basic Materials – Class A	1,000.00	935.00	16.58	3.40%
Energy & Basic Materials – Class C	1,000.00	932.00	19.48	4.00%
Financial Services – Class I	1,000.00	935.90	14.64	3.00%
Financial Services – Class A	1,000.00	933.80	16.57	3.40%
Financial Services – Class C	1,000.00	930.80	19.53	4.01%
Investment Quality Bond – Class I	1,000.00	1,017.50	6.71	1.32%
Investment Quality Bond – Class A	1,000.00	1,014.80	8.76	1.73%
Investment Quality Bond – Class C	1,000.00	1,011.80	11.79	2.33%
Municipal Bond – Class I	1,000.00	1,002.80	8.70	1.75%
Municipal Bond – Class A	1,000.00	1,000.50	10.66	2.15%
Municipal Bond – Class C	1,000.00	1,000.50	11.30	2.28%
U.S. Government Money Market – Class I	1,000.00	1,010.90	6.29	1.24%
U.S. Government Money Market – Class A	1,000.00	1,001.60	7.80	1.55%
U.S. Government Money Market – Class C	1,000.00	1,007.00	8.63	1.71%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -3/1/2020	Value - 8/31/2020	3/1/2019 - 8/31/2020*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	1,000.00	964.10	6.87	0.41%
Aggressive Balanced Allocation - Class A	1,000.00	964.10	3.26	0.67%
Aggressive Balanced Allocation - Class C	1,000.00	964.10	1.98	1.41%
Conservative Balanced Allocation - Class I	1,000.00	978.70	2.07	0.42%
Conservative Balanced Allocation - Class A	1,000.00	978.20	3.28	0.67%
Conservative Balanced Allocation - Class C	1,000.00	978.20	6.96	1.42%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	961.30	2.29	0.47%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	961.30	3.50	0.72%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	961.30	7.15	1.47%
Moderate Balanced Allocation - Class I	1,000.00	974.40	2.25	0.46%
Moderate Balanced Allocation - Class A	1,000.00	974.40	3.48	0.71%
Moderate Balanced Allocation - Class C	1,000.00	974.40	7.15	1.46%
Moderate Conservative Balanced Allocation - Class I	1,000.00	966.00	2.68	0.55%
Moderate Conservative Balanced Allocation - Class A	1,000.00	966.00	3.90	0.80%
Moderate Conservative Balanced Allocation - Class C	1,000.00	966.00	7.56	1.55%
James Alpha Macro - Class A	1,000.00	979.20	7.65	1.56%
James Alpha Macro - Class C	1,000.00	975.90	11.33	2.31%
James Alpha Macro - Class I	1,000.00	979.20	6.41	1.31%
James Alpha Macro - Class S	1,000.00	980.30	0.39	1.11%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,046.70	8.35	1.62%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,039.30	12.52	2.44%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,050.60	6.84	1.32%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,054.40	0.29	0.80%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	967.10	17.85	3.66%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	962.60	21.47	4.41%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	967.40	16.66	3.41%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	969.70	1.08	3.07%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,062.60	19.99	3.84%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,057.60	17.71	3.41%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,069.90	39.26	7.52%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,072.30	0.40	1.09%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,000.10	10.97	2.18%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	991.80	12.80	2.55%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,003.50	6.77	1.34%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,006.90	0.51	1.43%
James Alpha Hedged High Income - Class A	1,000.00	992.50	12.00	2.39%
James Alpha Hedged High Income - Class C	1,000.00	987.60	14.98	2.99%
James Alpha Hedged High Income - Class I	1,000.00	995.00	9.30	1.85%
James Alpha Hedged High Income - Class S	1,000.00	997.20	7.00	1.39%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Hypothetical	Beginning Account	Ending Account	Expense Paid	Expense Ratio
[5% Return Before Expenses] - Table 2:	Value -3/1/2020	Value - 8/31/2020	3/1/2020 - 8/31/2020*	[Annualized]
Large Capitalization Value – Class I	$1,000.00	$1,020.34	$4.92	0.97%
Large Capitalization Value – Class A	1,000.00	1,020.44	4.81	0.94%
Large Capitalization Value – Class C	1,000.00	1,016.96	8.31	1.64%
Large Capitalization Growth – Class I	1,000.00	1,020.19	5.07	1.00%
Large Capitalization Growth – Class A	1,000.00	1,019.59	5.67	1.11%
Large Capitalization Growth – Class C	1,000.00	1,016.74	8.54	1.68%
Mid Capitalization – Class I	1,000.00	1,019.72	5.54	1.09%
Mid Capitalization – Class A	1,000.00	1,019.06	6.21	1.22%
Mid Capitalization – Class C	1,000.00	1,017.48	7.79	1.53%
Small Capitalization – Class I	1,000.00	1,019.64	5.62	1.10%
Small Capitalization – Class A	1,000.00	1,015.49	9.79	1.93%
Small Capitalization – Class C	1,000.00	1,018.29	6.98	1.37%
International Equity – Class I	1,000.00	1,018.90	6.36	1.25%
International Equity – Class A	1,000.00	1,016.89	8.39	1.65%
International Equity – Class C	1,000.00	1,013.83	11.45	2.26%
Health & Biotechnology – Class I	1,000.00	1,015.66	9.62	1.89%
Health & Biotechnology – Class A	1,000.00	1,013.65	11.64	2.29%
Health & Biotechnology – Class C	1,000.00	1,010.62	14.67	2.89%
Technology & Communications – Class I	1,000.00	1,016.73	8.54	1.68%
Technology & Communications – Class A	1,000.00	1,014.72	10.56	2.08%
Technology & Communications – Class C	1,000.00	1,011.70	13.58	2.68%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.06	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.22	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.06	17.21	3.40%
Financial Services – Class C	1,000.00	1,004.98	20.28	4.01%
Investment Quality Bond – Class I	1,000.00	1,018.56	6.71	1.32%
Investment Quality Bond – Class A	1,000.00	1,016.51	8.77	1.73%
Investment Quality Bond – Class C	1,000.00	1,013.48	11.80	2.33%
Municipal Bond – Class I	1,000.00	1,016.11	8.75	1.75%
Municipal Bond – Class A	1,000.00	1,014.14	10.73	2.15%
Municipal Bond – Class C	1,000.00	1,013.50	11.37	2.28%
U.S. Government Money Market – Class I	1,000.00	1,018.95	6.31	1.24%
U.S. Government Money Market – Class A	1,000.00	1,017.41	7.87	1.55%
U.S. Government Money Market – Class C	1,000.00	1,016.61	8.67	1.71%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical	Beginning Account	Ending Account	Expense Paid	Expense Ratio
[5% Return Before Expenses] - Table 2:	Value -3/1/2020	Value - 8/31/2020	3/1/2020 - 8/31/2020*	[Annualized]
James Alpha Macro - Class A	1,000.00	1,017.64	7.63	1.50%
James Alpha Macro - Class C	1,000.00	1,013.86	11.42	2.25%
James Alpha Macro - Class I	1,000.00	1,018.90	6.36	1.25%
James Alpha Macro - Class S	1,000.00	1,018.90	6.36	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,015.17	10.11	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.75	13.54	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.69	7.58	1.49%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,019.21	7.58	1.19%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.34	7.55	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.56	7.54	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.60	7.56	2.50%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,012.60	7.56	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,012.86	7.56	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,009.07	7.55	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,015.17	7.57	1.99%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,015.17	7.57	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.57	7.56	2.51%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.80	7.54	3.26%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,015.18	7.57	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,015.17	7.57	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,013.16	12.13	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,010.13	15.15	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,015.88	9.40	1.85%
James Alpha Hedged High Income - Class S	1,000.00	1,018.20	7.07	1.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

				Number of
				Portfolios in Fund
	Position(s) Held	Term* / Length of	Principal Occupation(s)	Complex Overseen by	Other Directorships
Name, Age and Address	with Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee
Bruce E. Ventimiglia, 65 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	29	None

Independent Trustees

				Number of
				Portfolios in Fund
Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 78 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	29	Chairman of the Board (2018 – Present), Trustee (2011-2018), Harbor Beach Community Hospital
Udo Koopmann, 79 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	29	None
Floyd E. Seal, 71 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017	29	None
Stephen H. Hamrick, 68 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	Retired. President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	29	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

				Number of
				Portfolios in Fund	Other
	Position(s) Held	Term* / Length	Principal Occupation(s) During Past	Complex Overseen	Directorships
Name, Age and Address	with Trust	of Time Served	5 Years	by Officer	Held by Officer
Stephen Ventimiglia, 64 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	29	None
Jonathan W. Ventimiglia, 37 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	29	None
James S. Vitalie, 60 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	As of May 2020 Jim Vitale is the President of James Alpha Advisors (he is no longer the CEO). Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Holdings, LLC (2017 – Present); President of James Alpha Management, LLC (March 2008 – 2017); Executive Vice President of FDX Capital LLC (June 2012-Present)	29	Board Member, The Joshua School (January 2016 – Present) Board Member, Start from Scratch (September 2019 - Present)
Emile R. Molineaux, 58 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since October 2019	Senior Compliance Officer (2011 – Present), Northern Lights Compliance Services, LLC	29	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees (the “Board”) Meeting of April 15, 2020 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”), and James Alpha, and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga and James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and James Alpha from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed in detail with the Trustees its methodology for selecting Investment Advisers for the Saratoga Portfolios, the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance and the general oversight it provides, including monitoring compliance reports, recommending outside service providers, negotiation of fees and monitoring of quality of services. With respect to the Portfolios Saratoga manages directly, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by James Alpha. Among other things, the Trustees considered James Alpha’s methodology for selecting sub-advisers for the James Alpha Portfolios and the criteria it utilizes in evaluating the adequacy of each sub-adviser’s performance, and with respect to the Portfolios James Alpha manages directly, the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by James Alpha to the James Alpha Portfolios were necessary or the conduct of the business and investment activities of the James Alpha Portfolios. The Trustees also concluded that the overall quality of services provided were satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008, and had slightly underperformed its benchmark from

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

then through February 29, 2020. The Trustees also noted that the Portfolio outperformed its benchmark for the one-year period ended February 29, 2020. The Trustees further noted Saratoga’s view respecting what Saratoga believes to be the Portfolio’s current favorable condition versus the market. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 29, 2020, the Portfolio had underperformed its benchmark. The Trustees further noted Saratoga’s view that the Adviser’s focus on companies that report higher earnings growth rates than expected has been out of favor recently, detracting from the Portfolio’s performance, but going forward, Smith Group’s focus on companies with sound financials and which report higher earnings growth rates than expected is a good strategy for the Portfolio. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Mid-Capitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 29, 2020, the Portfolio had outperformed its benchmark. Upon consideration of all the factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 29, 2020, the Portfolio had underperformed its benchmark. The Trustees further noted that for the one-year period ended February 29, 2020 the Portfolio outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Smith Group Asset Management (“Smith Group”), became the Adviser to the Portfolio in February 2018. The Trustees determined that it was too soon to meaningfully evaluate performance.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 29, 2020 the Portfolio underperformed its benchmark. The Trustees further noted that in January 2019 the Portfolio’s Manager at Oak was replaced by another Portfolio Manager at Oak who is also the Co-Chief Investment Officer of the Adviser. The Trustees took into account Saratoga’s view that in light of the recent Portfolio Manager change at Oak, it is too soon for a meaningful evaluation of the performance under the new Portfolio Manager. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Oak became the sole adviser to the Portfolio in December 2015 and that since then the Portfolio slightly underperformed its benchmark. In evaluating Oak’s performance, the Trustees took into account Saratoga’s view that in light of Oak’s long experience investing in the technology sector and current market conditions, Oak’s investment strategy is an appropriate investment approach for the Portfolio. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2018, the Portfolio had outperformed its benchmark. In addition, they noted that the Portfolio underperformed its benchmark for the two-year period ended February 29, 2020 resulting in the Portfolio underperforming its benchmark from December 2015 through February 2020. The Trustees further noted Saratoga’s view that the Adviser’s

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

focus on companies that report higher earnings growth rates than expected has been out of favour recently, detracting from the Portfolio’s performance, but that Smith’s Group’s focus on companies with sound financials and which report higher earnings growth rates than expected is a good strategy for the Portfolio going forward. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Energy & Basic Materials: The Trustees noted that Smith Group Asset Management (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2019, the Portfolio’s performance was virtually even with its benchmark. The Trustees further noted that the Portfolio underperformed its benchmark for the one-year period ended February 29, 2020, resulting in the Portfolio underperforming its benchmark from December 2015 through February 29, 2020. The Trustees also took into account Saratoga’s view that Smith Group’s focus on companies with sound financials and which report higher earnings growth rates than expected is a good strategy for the Portfolio going forward. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018. The Trustees concluded that it is too soon to meaningfully evaluate performance.

Municipal Bond Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in March 2018. The Trustees concluded that it is too soon to meaningfully evaluate performance.

U.S. Government Money Market Portfolio: The Trustees noted that CLS Investments, LLC (“CLS”) has been the Adviser to the Portfolio since August 2011 and since then through February 29, 2020 the Portfolio’s performance was nearly even with its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderately Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderate Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Moderately Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga Capital Management, LLC started managing the Portfolio in January 2018, and therefore, it is too soon to meaningfully evaluate performance.

James Alpha Global Real Estate Investments Portfolio: The Trustees noted that James Alpha Advisors, LLC (“James Alpha”) is the Portfolio’s Manager. The Trustees also noted that the Sub-adviser to the

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Portfolio became the Sub-adviser in November 2016 and that prior to then the Sub-adviser’s predecessor company was the Manager to the Portfolio since August 2011. They further noted that from August 2011 through February 29, 2020, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Macro Portfolio: The Trustees noted that James Alpha Advisors became the Adviser to the Portfolio in December 2015 and that since then through February 29, 2020, the Portfolio had underperformed its benchmark. The Trustees further noted that the Portfolio outperformed its benchmark for the one-year period ended February 29, 2020. In addition, the Trustees took into account James Alpha’s explanation of the market environment which contributed to underperformance for the prior periods. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Multi Strategy Alternative Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in September 2014 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Domestic Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 29, 2020, the Portfolio had outperformed its benchmark. The Trustees also took into account the Sub-adviser’s specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Managed Risk Emerging Markets Equity Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in July 2015 and that the same Sub-adviser has been managing the Portfolio since then. They further noted that since July 2015 through February 29, 2020, the Portfolio had underperformed its benchmark. The Trustees took into account the Portfolio’s relatively small size versus other funds in the benchmark and the Sub-adviser’s long and specialized experience in the asset class. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

James Alpha Hedged High Income Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio and the current initial Sub-advisers began managing the Portfolio in July 2016. The Trustees further noted that since July 2016 through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rate for the Small Cap Portfolios was slightly lower than the average of comparable funds; (ii) fee rates for the Large Cap Value, Large Cap Growth, Mid Cap, International Equity Portfolios, James Alpha Real Estate, and James Alpha Managed Risk Domestic Equity, were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, Aggressive Balanced Allocation, James Alpha Macro, James Alpha Multi Strategy, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income Portfolios were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga and James Alpha. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha. The Trustees evaluated the impact of these expense caps on the net fees received by Saratoga and James Alpha, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga. They conducted a similar analysis with respect to the Portfolios managed by James Alpha. In this regard, they considered the nature and scope of the services provided by Saratoga and James Alpha, as the case may be, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Economies of Scale

The Trustees noted the views of Saratoga and James Alpha that at their current sizes the Portfolios do not realize economies of scale. The Trustees also took into account that the advisory fee for the largest Portfolio, the Global Real Estate Portfolio, was reduced in 2017.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga and James Alpha. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga and an overall profit to James Alpha as reflected in the Board materials and determined that the profits earned by James Alpha were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of Saratoga and James Alpha and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and James Alpha and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N -PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant Advisor

FYE 08/31/20 $166,000.00 $ 900.00

FYE 08/31/19 $170,000.00 $ 900.00

(b)	Audit-Related Fees

Registrant Advisor

FYE 08/31/20 $0.00 $0.00

FYE 08/31/19 $0.00 $0.00

(c)	Tax Fees

Registrant Advisor

FYE 08/31/20 $48,000.00 $ 600.00

FYE 08/31/19 $50,000.00 $ 600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 08/31/20 $0.00 $0.00

FYE 08/31/19 $0.00 $0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant Advisor

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Advisor

FYE 08/31/2020 $48,000.00 $ 600.00

FYE 08/31/2019 $50,000.00 $ 600.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/9/20

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/9/20

* Print the name and title of each signing officer under his or her signature.